UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22717
                                                    -----------

                      First Trust Exchange-Traded Fund VI
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               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
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                    (Address of principal executive offices)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                     Date of fiscal year end: September 30
                                              -------------

                  Date of reporting period: September 30, 2017
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


FIRST TRUST

First Trust Exchange-Traded Fund VI
-----------------------------------

First Trust NASDAQ Technology Dividend Index Fund (TDIV)

Multi-Asset Diversified Income Index Fund (MDIV)

International Multi-Asset Diversified Income Index Fund (YDIV)

First Trust High Income ETF (FTHI)

First Trust Low Beta Income ETF (FTLB)

First Trust Rising Dividend Achievers ETF (RDVY)

First Trust Dorsey Wright Focus 5 ETF (FV)

First Trust RBA American Industrial Renaissance(R) ETF (AIRR)

First Trust RBA Quality Income ETF (QINC)

First Trust Dorsey Wright International Focus 5 ETF (IFV)

First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)

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Annual Report

September 30, 2017
--------------------


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TABLE OF CONTENTS
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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                                 ANNUAL REPORT
                               SEPTEMBER 30, 2017

Shareholder Letter .........................................................   2
Market Overview ............................................................   3
Fund Performance Overview
      First Trust NASDAQ Technology Dividend Index Fund (TDIV) .............   4
      Multi-Asset Diversified Income Index Fund (MDIV) .....................   6
      International Multi-Asset Diversified Income Index Fund (YDIV) .......   8
      First Trust High Income ETF (FTHI) ...................................  11
      First Trust Low Beta Income ETF (FTLB) ...............................  14
      First Trust Rising Dividend Achievers ETF (RDVY) .....................  17
      First Trust Dorsey Wright Focus 5 ETF (FV) ...........................  19
      First Trust RBA American Industrial Renaissance(R) ETF (AIRR) ........  21
      First Trust RBA Quality Income ETF (QINC) ............................  23
      First Trust Dorsey Wright International Focus 5 ETF (IFV) ............  25
      First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC) ..................  27
Notes to Fund Performance Overview .........................................  29
Understanding Your Fund Expenses ...........................................  30
Portfolio of Investments
      First Trust NASDAQ Technology Dividend Index Fund (TDIV) .............  32
      Multi-Asset Diversified Income Index Fund (MDIV) .....................  34
      International Multi-Asset Diversified Income Index Fund (YDIV) .......  39
      First Trust High Income ETF (FTHI) ...................................  45
      First Trust Low Beta Income ETF (FTLB) ...............................  49
      First Trust Rising Dividend Achievers ETF (RDVY) .....................  53
      First Trust Dorsey Wright Focus 5 ETF (FV) ...........................  55
      First Trust RBA American Industrial Renaissance(R) ETF (AIRR) ........  56
      First Trust RBA Quality Income ETF (QINC) ............................  57
      First Trust Dorsey Wright International Focus 5 ETF (IFV) ............  59
      First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC) ..................  60
Statements of Assets and Liabilities .......................................  62
Statements of Operations ...................................................  65
Statements of Changes in Net Assets ........................................  68
Financial Highlights .......................................................  73
Notes to Financial Statements ..............................................  81
Report of Independent Registered Public Accounting Firm ....................  95
Additional Information .....................................................  96
Board of Trustees and Officers ............................................. 107
Privacy Policy ............................................................. 109


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                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would," or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund VI (the "Trust") described in this report (each series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund will achieve its investment objectives. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value, and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               SEPTEMBER 30, 2017


Dear Shareholders:

Thank you for your investment in First Trust Exchange-Traded Fund VI.

First Trust is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended September 30, 2017, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor.

As Donald Trump has been settling into office in his initial year as President, the U.S. bull market has continued. From November 8, 2016 (the date Trump was elected) through September 30, 2017, the S&P 500(R) Index posted a total return of 19.92%, according to Bloomberg. All 11 major sectors were up on a total return basis as well. Since the beginning of 2017 through September 30, 2017, the S&P 500(R) Index has closed its trading sessions at all-time highs on 39 occasions. The NASDAQ Composite Index has closed its trading sessions at all-time highs on 50 occasions over the same period.

The current bull market (measuring from March 9, 2009 through September 30,
2017) is the second longest in history. While we are optimistic about the U.S. economy, we are also well aware that no one can predict the future or know how markets will perform in different economic environments. With Congress back in session in September, we will closely monitor any progress on the important and challenging work at hand. At First Trust, we are always aware that we live in a global economy. In our opinion, globalization appears to be working. The world's 500 largest companies generated $27.7 trillion in revenues and $1.5 trillion in profits for 2016, according to Fortune. On a whole, stocks and bonds have continued to perform well on a global basis during 2017.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on bringing the types of investments that we believe can help you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

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MARKET OVERVIEW
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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                                 ANNUAL REPORT
                               SEPTEMBER 30, 2017

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 25 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst (CFA) designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE GLOBAL ECONOMY

In its latest forecast, the International Monetary Fund ("IMF") expects world real GDP to rise from 3.2% in 2016 to 3.6% and 3.7%, respectively, in 2017 and 2018, according to its own release. Weaker global economic growth has been a concern for investors ever since world real GDP posted 5.4% in 2010, which reflected a sharp rebound from the 2008-2009 financial crisis. World real GDP was -0.1% in 2009. For comparative purposes, world real GDP growth averaged 4.2% from 1999-2008, according to the IMF. It hasn't been that high on a calendar year basis since 2011. U.S. real GDP is expected to increase from 1.5% in 2016 to 2.2% and 2.3%, respectively, in 2017 and 2018.

Moody's Investors Service reported that its global speculative-grade default rate stood at 2.8% in September 2017, down significantly from 4.6% in September 2016, according to its own release. Moody's anticipates the rate to decline to 1.9% by September 2018. Moody's calculates the historical average default rate to equal 4.3% since 1983. The expected decline in the default rate on global speculative-grade corporate bonds suggests that the overall economic/business climate is improving, which is a positive indicator for equities, in our opinion.

ETFGI, an independent research and consultancy firm, reported that total assets invested in exchange-traded funds/exchange-traded products (ETFs/ETPs) listed globally reached a record high $4.47 trillion in September 2017, according to its own release. Total assets invested in U.S. ETFs/ETPs stood at record high $3.17 trillion. The U.S. market represented 70.9% of all ETF/ETP assets under management at the end of September 2017.

GLOBAL EQUITIES MARKETS

U.S. investors continue to funnel more capital into foreign equities than U.S. equities. For the 12-month period ended September 2017, investors funneled a net estimated $184.4 billion into International Equity funds (open-end funds and exchange-traded funds), compared to net estimated inflows totaling $59.3 billion for U.S. Equity funds (includes sector funds), according to Morningstar.

Investors continued to overwhelmingly favor passive funds over actively managed funds. Of the net estimated $184.4 billion invested in International Equity funds over the past year, $192.4 billion of it went into passive funds, while investors liquidated $8.0 billion from active funds. Of the net estimated $59.3 billion invested in U.S. Equity Funds, $324.8 billion of it went into passive funds, while investors liquidated $265.5 billion from active funds.

Total world equity market capitalization ("cap") was $84.75 trillion on September 30, 2017, up 28.35% from $66.03 trillion on September 30, 2016, according to Bloomberg. Total U.S. equity market cap was $27.95 trillion on September 30, 2017, up 14.83% from $24.34 trillion on September 30, 2016. As of September 30, 2017, the U.S.'s share of total world equity market cap equaled 33.00%.

As indicated by the change in total U.S. and total world equity market cap figures, equities posted strong returns over the past 12 months. For the 12-month period ended September 30, 2017, the MSCI World (ex U.S.) and MSCI Emerging Markets indices posted total returns of 18.73% (USD) and 22.46% (USD), respectively, while the S&P 500(R) Index gained 18.61%. Over that same period, the U.S. dollar declined 2.49% against a basket of major currencies, as measured by the U.S. Dollar Index ("DXY").

Looking ahead, the estimates for corporate earnings in 2018 and 2019 are encouraging, in our opinion. The 2018 consensus estimated earnings growth rates for the S&P 500(R), MSCI World (ex U.S.) and the MSCI Emerging Markets indices were 11.05%, 7.32% and 17.41%, respectively, as of September 30, 2017, according to Bloomberg. The 2019 consensus estimated earnings growth rates were 10.23%, 8.22% and 11.16%, respectively as of September 30, 2017. We believe that corporate earnings drive the direction of stock prices over time.

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FUND PERFORMANCE OVERVIEW (UNAUDITED)
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FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV)

The First Trust NASDAQ Technology Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ Technology Dividend Index(SM) (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "TDIV." The Fund normally invests at least 90% of its net assets (including investment borrowings) in the common stocks and/or depositary receipts included in the Index.

The Index includes up to 100 technology and telecommunications companies that pay a regular or common dividend. To be selected for the Index, a company must be classified as a technology or telecommunications company under the Industry Classification Benchmark ("ICB") and have a minimum market capitalization of $500 million. Non-U.S. securities in the Index are U.S.-listed securities of non-U.S. companies, some of which may be located in emerging markets.

------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
                                                                                CUMULATIVE                 AVERAGE ANNUAL
                                                                               TOTAL RETURNS                TOTAL RETURNS
                                                             1 Year       5 Years      Inception       5 Years      Inception
                                                              Ended        Ended       (8/13/12)        Ended       (8/13/12)
                                                             9/30/17      9/30/17      to 9/30/17      9/30/17      to 9/30/17

FUND PERFORMANCE
 NAV                                                          13.10%       87.38%        86.03%        13.38%         12.86%
 Market Price                                                 13.06%       87.21%        85.95%        13.36%         12.85%

INDEX PERFORMANCE
 NASDAQ Technology Dividend Index(SM)                         13.75%       93.51%        92.26%        14.11%         13.59%
 S&P 500(R) Index                                             18.61%       94.44%       100.08%        14.22%         14.47%
 S&P 500(R) Information Technology Index                      28.88%      123.39%       128.90%        17.44%         17.51%
------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 29.)

PERFORMANCE REVIEW

The Fund generated a net asset value ("NAV") return of 13.10% during the 12-month period covered by this report. During the same period, the benchmark S&P 500(R) Index generated a return of 18.61%. The Technology Hardware & Equipment industry was the top performing industry for the Fund over the period with a 24.1% total return. The Fund had an average allocation of 25.4% in the industry leading to a contribution of 6.1%. The Telecommunication Services, which had an average allocation of 19.4% in the Fund, was the least contributing industry with a -6.7% return and a -1.6% contribution. On a relative basis, the Fund underperformed the benchmark. The underperformance is largely attributable to the Fund overweighting the Telecommunication Services industry and underperforming by -7.0%. These factors led to the Fund's holdings within the Telecommunication Services industry to create -5.0% of relative underperformance. The Fund's 0% allocation to the Energy sector created 1.3% of relative outperformance as the benchmark had a 6.5% allocation to the relatively poor performing sector.

-----------------------------
Nasdaq, OMX(R) and NASDAQ Technology Dividend Index(SM) are registered trademarks and service marks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR ALLOCATION                    LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                       78.93%
Telecommunication Services                   19.86
Consumer Discretionary                        0.88
Industrials                                   0.33
                                            ------
     Total                                  100.00%
                                            ======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Intel Corp.                                   8.58%
Cisco Systems, Inc.                           8.25
International Business Machines Corp.         8.01
Microsoft Corp.                               7.87
Apple, Inc.                                   7.42
Texas Instruments, Inc.                       4.27
QUALCOMM, Inc.                                3.92
Oracle Corp.                                  3.79
Broadcom Ltd.                                 3.04
Taiwan Semiconductor Manufacturing
   Co., Ltd., ADR                             2.72
                                            ------
     Total                                   57.87%
                                            ======

                           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                              AUGUST 13, 2012 - SEPTEMBER 30, 2017

            First Trust NASDAQ Technology  NASDAQ Technology   S&P 500(R)  S&P 500(R) Information
            Dividend Index Fund            Dividend Index(SM)  Index       Technology Index
8/13/12     $10,000                        $10,000             $10,000     $10,000
9/30/12       9,928                          9,935              10,290      10,247
3/31/13      10,915                         10,959              11,339      10,105
9/30/13      11,665                         11,751              12,281      10,954
3/31/14      13,185                         13,329              13,817      12,690
9/30/14      14,369                         14,579              14,704      14,160
3/31/15      14,459                         14,712              15,576      14,989
9/30/15      13,230                         13,502              14,614      14,460
3/31/16      14,908                         15,266              15,854      16,196
9/30/16      16,448                         16,899              16,869      17,759
3/31/17      17,944                         18,486              18,576      20,231
9/30/17      18,601                         19,224              20,008      22,889

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2012 through September 30, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/12 - 9/30/13        230          1          0          0            19          0          0          0
10/1/13 - 9/30/14        210          1          0          0            39          2          0          0
10/1/14 - 9/30/15        161          3          0          0            84          4          0          0
10/1/15 - 9/30/16        121          0          0          0           132          0          0          0
10/1/16 - 9/30/17        160          0          0          0            91          0          0          0

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

The Multi-Asset Diversified Income Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the NASDAQ US Multi-Asset Diversified Income Index(SM) (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "MDIV." The Fund normally invests at least 90% of its net assets (including investment borrowings) in the common stocks and/or depositary receipts (20%), real estate investment trusts ("REITs") (20%), preferred securities (20%), master limited partnerships ("MLPs") (20%) and an exchange-traded fund ("ETF") (20%) that comprise the Index (each an "Index Segment"). The percentages provided reflect the approximate percentages of each of the Index Segments included in the Index as of each quarterly rebalance. The percentages will vary from these amounts between rebalances of the Index.

The Index is designed to provide access to a diversified portfolio of small-, mid-, and large-capitalization income-producing securities, which include domestic and international dividend-paying stocks, REITs, oil and gas or basic materials MLPs, U.S.-listed preferred securities and an ETF that invests in high-yield or "junk" bonds. International securities included in the Index are U.S.-listed securities of non-U.S. companies, some of which may be located in emerging markets.

------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
                                                                                CUMULATIVE                 AVERAGE ANNUAL
                                                                               TOTAL RETURNS                TOTAL RETURNS
                                                             1 Year       5 Years      Inception       5 Years      Inception
                                                              Ended        Ended       (8/13/12)        Ended       (8/13/12)
                                                             9/30/17      9/30/17      to 9/30/17      9/30/17      to 9/30/17
FUND PERFORMANCE
 NAV                                                           7.56%       28.64%        30.17%          5.17%         5.27%
 Market Price                                                  7.34%       28.38%        29.96%          5.12%         5.24%

INDEX PERFORMANCE
 NASDAQ US Multi-Asset Diversified Income Index(SM)            8.37%       33.16%        34.92%          5.89%         6.01%
 S&P 500(R) Index                                             18.61%       94.44%       100.08%         14.22%        14.47%
 Dow Jones U.S. Select Dividend Index(SM)*                    13.21%       94.92%        97.54%         14.28%        14.19%
------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 29.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 7.56% during the 12-month period covered by this report. During the same period, the benchmark S&P 500(R) Index generated a return of 18.61%. The REIT sleeve was the top performing and contributing sleeve for the Fund with a 15.9% total return and 3.1% contribution. The Equity sleeve was the second best performing sleeve for the Fund with a 14.4% return and 2.9% contribution. The High Yield Corporate Debt sleeve ranked third for performance for the Fund with a 6.5% total return and 1.3% contribution. Second to last for the Fund was the Preferred sleeve with a 5.1% total return and 1.0% contribution. The MLP sleeve was the worst performing and contributing sleeve for the Fund with a 2.3% total return and a 0.6% contribution. On a relative basis, the Fund underperformed the benchmark. The MLP sleeve was the primary cause of the underperformance due to the Fund having an allocation to this relatively poor performing MLP sleeve, whereas the benchmark did not have any exposure to MLPs, causing -3.4% of drag. No sleeve in the Fund created relative outperformance over the period because no Fund sleeve outperformed the benchmark's Equity securities. The REIT sleeve, however, was the least impacting with -0.1% of relative underperformance.

* The Dow Jones U.S. Select Dividend Index(SM) represents 100 of the United States' leading stocks by dividend yield.

-----------------------------
Nasdaq, OMX(R) and NASDAQ US Multi-Asset Diversified Income Index(SM) are registered trademarks and service marks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR ALLOCATION                    LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                   30.79%
Energy                                       21.84
Other*                                       19.95
Real Estate                                   8.40
Utilities                                     7.65
Telecommunication Services                    3.61
Consumer Staples                              2.10
Consumer Discretionary                        1.60
Health Care                                   1.27
Information Technology                        1.23
Materials                                     1.18
Industrials                                   0.38
                                            ------
     Total                                  100.00%
                                            ======

* Exchange-Traded Fund with holdings representing multiple sectors.


-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
First Trust Tactical High Yield ETF          19.95%
USA Compression Partners, L.P.                1.38
Kinder Morgan, Inc./DE, Series A              1.26
New Residential Investment Corp.              1.25
PennyMac Mortgage Investment Trust            1.19
Chimera Investment Corp.                      1.15
KNOT Offshore Partners, L.P.                  1.14
AGNC Investment Corp.                         1.13
Apollo Commercial Real Estate Finance, Inc.   1.13
Golar LNG Partners, L.P.                      1.10
                                            ------
     Total                                   30.68%
                                            ======

                            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                AUGUST 13, 2012 - SEPTEMBER 30, 2017

            Multi-Asset Diversified  NASDAQ US Multi-Asset         S&P 500(R)  Dow Jones U.S. Select
            Income Index Fund        Diversified Income Index(SM)  Index       Dividend Index(SM)
8/13/12     $10,000                  $10,000                       $10,000     $10,000
9/30/12      10,118                   10,132                        10,290      10,134
3/31/13      11,236                   11,298                        11,339      11,370
9/30/13      10,936                   11,020                        12,281      12,105
3/31/14      11,647                   11,775                        13,817      13,620
9/30/14      12,048                   12,211                        14,704      13,962
3/31/15      12,174                   12,407                        15,576      15,001
9/30/15      11,016                   11,256                        14,614      14,275
3/31/16      11,514                   11,806                        15,854      16,332
9/30/16      12,103                   12,449                        16,869      17,449
3/31/17      12,842                   13,270                        18,576      18,885
9/30/17      13,018                   13,491                        20,008      19,754

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2012 through September 30, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/12 - 9/30/13        217          2          0          0            31          0          0          0
10/1/13 - 9/30/14        206          2          0          0            42          2          0          0
10/1/14 - 9/30/15        175          2          0          0            67          8          0          0
10/1/15 - 9/30/16        107          0          0          0           146          0          0          0
10/1/16 - 9/30/17        125          0          0          0           126          0          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

The International Multi-Asset Diversified Income Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the NASDAQ International Multi-Asset Diversified Income Index(SM) (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "YDIV." The Fund normally invests at least 90% of its net assets (including investment borrowings) in non-U.S. dividend-paying equity securities and/or depositary receipts (20%), non-U.S. real estate investment trusts ("REITs") (20%), non-U.S. preferred securities (20%), infrastructure companies (20%), and an exchange-traded fund ("ETF") (20%), all of which comprise the Index (each an "Index Segment"). The percentages provided reflect the approximate percentages of each of the Index Segments included in the Index as of each quarterly rebalance. The percentages will vary from these amounts between rebalances of the Index.

The Index is designed to provide access to a diversified portfolio of small-, mid-, and large-capitalization income-producing securities, which include non-U.S. dividend-paying equity securities, non-U.S. REITs, non-U.S. preferred securities, infrastructure companies, some of which may be located in emerging markets, and an index-based ETF. The ETF in which the Fund invests may invest in high yield fixed-income securities, commonly referred to as "junk bonds."

------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
                                                                                         CUMULATIVE          AVERAGE ANNUAL
                                                                                        TOTAL RETURNS         TOTAL RETURNS
                                                                      1 Year Ended   Inception (8/22/13)   Inception (8/22/13)
                                                                        9/30/17          to 9/30/17            to 9/30/17
FUND PERFORMANCE
 NAV                                                                     12.96%            14.47%                 3.35%
 Market Price                                                            14.28%            14.98%                 3.46%

INDEX PERFORMANCE
 NASDAQ International Multi-Asset Diversified Income Index(SM)           14.85%            21.99%                 4.96%
 MSCI World ex USA Index                                                 18.73%            25.81%                 5.75%
 Dow Jones EPAC Select Dividend(TM) Index*                               17.76%            20.01%                 4.54%
------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 29.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 12.96% during the 12-month period covered by this report. During the same period, the benchmark MSCI World ex USA Index generated a return of 18.73%. Over the period, the Preferred sleeve was the top performing sleeve for the Fund with a 23.4% total return and 3.6% contribution. The Fixed Income sleeve was the worst contributing sleeve for the Fund over the period with a 2.4% total return and 0.4% contribution. The Fund's currency exposure had a 2.4% impact on performance, primarily impacted by the Great British Pound (-0.5% contribution) and the Japanese Yen (2.0% contribution). On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance is attributable to Fixed Income sleeve. The benchmark did not have any exposure to Fixed Income over the period and the securities' relatively low return of 2.4% in the Fund caused -3.7% of relative drag. The Preferred sleeve reversed 0.9% of drag as the benchmark also did not have any exposure to the 23.4% returning securities.

* The Dow Jones EPAC Select Dividend(TM) Index measures the performance of a selected group of companies, from non-U.S. developed markets (Europe, Pacific Asia, and Canada), that have provided relatively high dividend yields on a consistent basis over time.

-----------------------------
Nasdaq and NASDAQ International Multi-Asset Diversified Income Index(SM) are registered trademarks and service marks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR ALLOCATION                    LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                   49.01%
Real Estate                                  20.13
Utilities                                    18.41
Energy                                        3.97
Consumer Discretionary                        2.05
Telecommunication Services                    1.71
Materials                                     1.63
Industrials                                   1.48
Information Technology                        1.25
Consumer Staples                              0.36
                                            ------
     Total                                  100.00%
                                            ======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
iShares Emerging Markets High Yield
   Bond ETF                                  19.81%
Standard Bank Group Ltd.                      1.59
Cominar Real Estate Investment Trust          1.38
Fortum OYJ                                    1.29
CEZ A.S.                                      1.28
Engie S.A.                                    1.09
Lloyds Banking Group PLC                      1.06
Artis Real Estate Investment Trust            1.02
SSE PLC                                       0.98
China Power International Development Ltd.    0.98
                                            ------
     Total                                   30.48%
                                            ======

-----------------------------------------------------------
                                          % OF TOTAL
COUNTRY ALLOCATION*                  LONG-TERM INVESTMENTS
-----------------------------------------------------------
Canada                                       24.36%
United States                                19.81
Australia                                    12.78
Singapore                                     6.52
United Kingdom                                6.23
Taiwan                                        4.04
Sweden                                        2.24
Germany                                       2.10
Netherlands                                   1.99
Thailand                                      1.98
Spain                                         1.83
Malaysia                                      1.79
France                                        1.79
Hong Kong                                     1.73
Finland                                       1.67
South Africa                                  1.59
China                                         1.54
Czech Republic                                1.28
Portugal                                      0.90
Switzerland                                   0.76
New Zealand                                   0.70
Belgium                                       0.46
Austria                                       0.44
Norway                                        0.38
Philippines                                   0.37
Denmark                                       0.37
Japan                                         0.35
                                            ------
     Total                                  100.00%
                                            ======

* Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV) (CONTINUED)

                                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                      AUGUST 22, 2013 - SEPTEMBER 30, 2017

            International Multi-Asset      NASDAQ International Multi-Asset  MSCI World    Dow Jones EPAC Select
            Diversified Income Index Fund  Diversified Income Index(SM)      ex USA Index  Dividend(TM) Index
8/22/13     $10,000                        $10,000                           $10,000       $10,000
9/30/13      10,380                         10,424                            10,493        10,600
3/31/14      10,759                         10,883                            11,158        11,499
9/30/14      10,788                         10,991                            11,003        11,009
3/31/15      10,290                         10,552                            11,003        10,575
9/30/15       8,923                          9,189                             9,887         9,056
3/31/16       9,704                         10,096                            10,074         9,649
9/30/16      10,134                         10,620                            10,596        10,192
3/31/17      10,452                         11,036                            11,276        10,901
9/30/17      11,447                         12,198                            12,581        12,002

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 23, 2013 (commencement of trading) through September 30, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
8/23/13 - 9/30/13         17          1          0          0             8          0          0          0
10/1/13 - 9/30/14         47         89         55          2            41         17          1          0
10/1/14 - 9/30/15        105         98         18          1            23          3          4          0
10/1/15 - 9/30/16         39         15         12          3            58        106         20          0
10/1/16 - 9/30/17         52         12          0          0            50        109         21          7

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST HIGH INCOME ETF (FTHI)

The First Trust High Income ETF (the "Fund") is an actively managed exchange-traded fund. The Fund's primary investment objective is to provide current income with a secondary objective to provide capital appreciation. Under normal market conditions, the Fund invests primarily in U.S. equity securities of all market capitalizations, favoring high dividend-paying common stocks. The Fund also employs an "option strategy" in which it writes U.S. exchange-traded covered call options on the S&P 500(R) Index (the "Index") to seek additional cash flow in the form of premiums on the options that may be distributed to shareholders on a monthly basis.

PORTFOLIO MANAGEMENT TEAM

Portfolio management decisions are made under the direction of the following Portfolio Managers:

John Gambla, CFA, Senior Portfolio Manager
Rob A. Guttschow, CFA, Senior Portfolio Manager

OVERALL MARKET RECAP

U.S. economic growth remained stuck in the "plow horse economy" as stated by Brian Wesbury of First Trust. For the fiscal period from October 1, 2016 to September 30, 2017, GDP growth averaged 2.15% assuming a third quarter growth rate of 2.5%, the current economic consensus. The headline U.S. unemployment rate fell steadily during the period, dropping from 4.9% as of September 30, 2016 to 4.2% as of September 30, 2017. The total number of non-farm payroll jobs added to the U.S. economy during the fiscal period, as measured by the Bureau of Labor Statistics was approximately 1.78 million.

The steady plow horse performance of the U.S. economy and the decline in the unemployment rate prompted the Federal Reserve Open Market Committee ("FOMC") to gradually begin raising interest rates. Short rates are up approximately 0.75% in the past year ended September 30, 2017. For the first time since 2008, an investor can earn more than 1.0% on an annualized basis by investing in U.S. 3-Month Government T-Bills. The FOMC also announced a gradual plan to reduce the size of their bloated balance sheet, further confirming their view that the U.S. economy is finally recovering from the Global Financial Crisis of 2008-2009.

The U.S. equity markets posted strong positive performance for the fiscal period while simultaneously displaying extremely low levels of volatility. Revenue growth for the Index, according to Standard and Poor's, on a year-over-year basis was very strong, with second quarter revenue for the Index companies growing by 14.3% over the same period in 2016. Good revenue growth translated into good operating earnings growth with Index earnings up by 18.7% for the same year-over-year second quarter comparison. Political risks abounded during this fiscal period, but did not translate into meaningful volatility. During this fiscal period, there were only two down months, October of 2016 and March of 2017. The period ended with the Index up five months in a row.

------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
                                                                                         CUMULATIVE          AVERAGE ANNUAL
                                                                                        TOTAL RETURNS         TOTAL RETURNS
                                                                      1 Year Ended   Inception (1/6/14)    Inception (1/6/14)
                                                                        9/30/17          to 9/30/17            to 9/30/17
FUND PERFORMANCE
 NAV                                                                     13.93%            33.21%                 7.99%
 Market Price                                                            13.92%            33.34%                 8.02%

INDEX PERFORMANCE
 CBOE S&P 500 BuyWrite Monthly Index*                                    12.84%            30.92%                 7.49%
 S&P 500(R) Index                                                        18.61%            49.14%                11.31%
------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 29.)

* The CBOE S&P 500 BuyWrite Monthly Index is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500(R) Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE REVIEW

The Fund returned 13.92% on a market price basis and 13.93% on a net asset value ("NAV") basis for the 12-month period ended September 30, 2017. The Fund's benchmark, the CBOE S&P 500 BuyWrite Monthly Index (the "Benchmark") returned 12.84% during the same period. During the fiscal period, the Fund paid a distribution in each of the months with the payable date being the last business day of the month. The Fund's monthly distribution was $0.0775 per share for the entire fiscal period. The Fund's NAV as of September 30, 2017 was $22.54.

Under normal market conditions, the Fund invests primarily in U.S. equity securities of all market capitalizations, favoring high dividend-paying common stocks. Additionally, the Fund utilizes an "option strategy" of writing (selling) slightly out-of-money Index call options to seek additional cash flow in the form of option premiums which may be distributed to shareholders monthly as incremental dividends.

The Fund tilts its equity holdings toward higher-paying dividend stocks and attempts to limit the amount of overlap between the equity holdings and the Index. By limiting the overlap between the equity holdings and the Index, the Fund seeks to maintain the favorable tax treatment for any gains/losses from the Index options held in the portfolio. Additionally, during this performance period where possible, the portfolio managers favored companies that were generating enough free cash flow to pay dividends, execute stock buybacks, and/or pay-down debt. The portfolio managers believe that a portfolio tilted toward higher dividend paying companies with solid cash flow fundamentals will, over time, offer investors attractive risk-adjusted total returns relative to the Index.

For the fiscal period, the Fund's "option strategy" of selling Index call options outperformed the Benchmark's option strategy. The outperformance was driven by the Fund's conservative overwrite position, overwriting approximately 55% of the Fund's assets versus the Benchmark's 100% overwrite. Additionally, the Fund's strategy of writing out-of-the-money calls resulted in a small amount of outperformance over the period relative to the Benchmark's strategy of at-the-money calls.

The Fund's equity holdings during the performance period lagged the Benchmark equity holdings. The Fund had an average allocation to Technology stocks during the fiscal period approximately 6% less than the Benchmark. Additionally, the Technology stocks in the aggregate owned by the Fund did not rally as much as the Technology stocks contained within the equity holdings of the Benchmark. The overall impact was offset and then some by the Fund's winning picks in the Consumer Discretionary sector and the outperformance of the option strategy relative to the Benchmark's as discussed above.

MARKET AND FUND OUTLOOK

Today, we believe the Fund is well positioned to achieve its primary and secondary investment objectives of providing current income and capital appreciation, respectively. The Fund is invested in a broad array of U.S. equity securities with a market cap-weighted dividend yield of 2.31% versus the Index dividend yield of 1.97%. As of September 30, 2017, the Fund's option strategy was overwriting 60% of the Fund's assets with an average time to expiration of 46 days. We believe the combination of our dividend-tilted equity holdings plus the options strategy provide the Fund with a strong base that we believe will allow the Fund to generate attractive risk-adjusted total returns going forward and be supportive of the Fund's primary investment objective of providing current income.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST HIGH INCOME ETF (FTHI) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR ALLOCATION                    LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                   21.88%
Information Technology                       16.48
Health Care                                  13.30
Consumer Discretionary                       11.72
Consumer Staples                             11.04
Industrials                                   7.08
Real Estate                                   6.23
Energy                                        5.84
Materials                                     2.86
Telecommunication Services                    2.78
Utilities                                     0.79
                                            ------
     Total                                  100.00%
                                            ======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
JPMorgan Chase & Co.                          2.50%
AGNC Investment Corp.                         2.39
American Tower Corp.                          2.38
Johnson & Johnson                             2.36
Apple, Inc.                                   2.36
Exxon Mobil Corp.                             2.33
Chubb, Ltd.                                   2.31
Wal-Mart Stores, Inc.                         2.28
Boeing (The) Co.                              2.19
Live Nation Entertainment, Inc.               2.08
                                            ------
     Total                                   23.18%
                                            ======

          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
             JANUARY 6, 2014 - SEPTEMBER 30, 2017

            First Trust High  CBOE S&P 500 BuyWrite  S&P 500(R)
            Income ETF        Monthly Index          Index
1/6/14      $10,000           $10,000                $10,000
3/31/14      10,093            10,250                 10,299
9/30/14      10,466            10,657                 10,960
3/31/15      10,918            10,748                 11,610
9/30/15      10,366            10,696                 10,893
3/31/16      11,060            11,040                 11,817
9/30/16      11,693            11,603                 12,574
3/31/17      12,343            12,387                 13,847
9/30/17      13,321            13,092                 14,914

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 7, 2014 (commencement of trading) through September 30, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
1/7/14 - 9/30/14          85          1          0          0            98          1          0           0
10/1/14 - 9/30/15        117          3          1          3           125          3          0           0
10/1/15 - 9/30/16        114          0          1          0           112          6         10          10
10/1/16 - 9/30/17        158          1          0          0            82          2          5           3

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LOW BETA INCOME ETF (FTLB)

The First Trust Low Beta Income ETF (the "Fund") is an actively managed exchange-traded fund. The Fund's investment objective is to provide current income. The Fund invests primarily in U.S. equity securities of all market capitalizations, favoring high dividend-paying common stocks. Under normal market conditions, the Fund also employs an "option strategy" in which it writes U.S. exchange-traded covered call options on the S&P 500(R) Index (the "Index") to seek additional cash flow in the form of premiums on the options that may be distributed to shareholders on a monthly basis. The Fund may use a portion of the call option premiums to purchase U.S. exchange-traded put options which may provide some downside protection and reduce the Fund's price sensitivity to declining markets.

PORTFOLIO MANAGEMENT TEAM

Portfolio management decisions are made under the direction of the following Portfolio Managers:

John Gambla, CFA, Senior Portfolio Manager
Rob A. Guttschow, CFA, Senior Portfolio Manager

OVERALL MARKET RECAP

U.S. economic growth remained stuck in the "plow horse economy" as stated by Brian Wesbury of First Trust. For the fiscal period from October 1, 2016 to September 30, 2017, GDP growth averaged 2.15% assuming a third quarter growth rate of 2.5%, the current economic consensus. The headline U.S. unemployment rate fell steadily during the period, dropping from 4.9% as of September 30, 2016 to 4.2% as of September 30, 2017. The total number of non-farm payroll jobs added to the U.S. economy during the fiscal period, as measured by the Bureau of Labor Statistics was approximately 1.78 million.

The steady plow horse performance of the U.S. economy and the decline in the unemployment rate prompted the Federal Reserve Open Market Committee ("FOMC") to gradually begin raising interest rates. Short rates are up approximately 0.75% in the past year ended September 30, 2017. For the first time since 2008, an investor can earn more than 1.0% on an annualized basis by investing in U.S. 3-Month Government T-Bills. The FOMC also announced a gradual plan to reduce the size of their bloated balance sheet, further confirming their view that the U.S. economy is finally recovering from the Global Financial Crisis of 2008-2009.

The U.S. equity markets posted strong positive performance for the fiscal period while simultaneously displaying extremely low levels of volatility. Revenue growth for the Index, according to Standard and Poor's, on a year-over-year basis was very strong, with second quarter revenue for the Index companies growing by 14.3% over the same period in 2016. Good revenue growth translated into good operating earnings growth with Index earnings up by 18.7% for the same year-over-year second quarter comparison. Political risks abounded during this fiscal period, but did not translate into meaningful volatility. During this fiscal period, there were only two down months, October of 2016 and March of 2017. The period ended with the Index up five months in a row.

------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
                                                                                         CUMULATIVE          AVERAGE ANNUAL
                                                                                        TOTAL RETURNS         TOTAL RETURNS
                                                                      1 Year Ended   Inception (1/6/14)    Inception (1/6/14)
                                                                        9/30/17          to 9/30/17            to 9/30/17
FUND PERFORMANCE
 NAV                                                                     12.57%            26.26%                 6.45%
 Market Price                                                            15.41%            26.69%                 6.54%

INDEX PERFORMANCE
 CBOE S&P 500 95-110 Collar Index*                                       13.32%            21.56%                 5.37%
 S&P 500(R) Index                                                        18.61%            49.14%                11.31%
------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 29.)

* The CBOE S&P 500 95-110 Collar Index is designed to protect an investment in S&P 500(R) stocks against market declines. The passive collar strategy reflected by the index entails: holding the stocks in the S&P 500(R) Index; buying three-month S&P 500(R) put options to protect this S&P 500(R) portfolio from market decreases; and selling one-month S&P 500(R) call options to help finance the cost of the put options.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LOW BETA INCOME ETF (FTLB) (CONTINUED)

PERFORMANCE REVIEW

The Fund returned 15.41% on a market price basis and 12.57% on a net asset value ("NAV") basis for the 12-month period ended September 30, 2017. The Fund's benchmark, the CBOE S&P 500 95-110 Collar Index (the "Benchmark") returned 13.32% during the same period. During the year, the Fund paid a distribution in each of the months with the payable date being the last business day of the month. The Fund's monthly distribution was $0.0525 per share for the entire fiscal period. The Fund's NAV as of September 30, 2017 was $22.27.

Under normal market conditions, the Fund invests primarily in U.S. equity securities of all market capitalizations, favoring high dividend-paying common stocks. Additionally, the Fund utilizes an "option strategy" of writing (selling) slightly out-of-money Index call options to seek additional cash flow in the form of option premiums which may be distributed to shareholders monthly as incremental dividends. The Fund may also use some of the option premium from selling calls to purchase U.S. exchange-traded puts to provide additional downside protection to the Fund in declining equity markets.

The Fund tilts its equity holdings toward higher paying dividend stocks and attempts to limit the amount of overlap between the equity holdings and the Index. By limiting the overlap between the equity holdings and the Index, the Fund seeks to maintain the favorable tax treatment for any gains/losses from the Index options held in the portfolio. Additionally, during this performance period where possible, the portfolio managers favored companies that were generating enough free cash flow to pay dividends, execute stock buybacks, and/or pay-down debt. The portfolio managers believe that a portfolio tilted toward higher dividend paying companies with solid cash flow fundamentals will, over time, offer investors attractive risk-adjusted total returns relative to the Index.

For the fiscal period, the Fund's "option strategy" of selling Index call options outperformed the Benchmark's option strategy. The outperformance was driven by the Fund's conservative overwrite position, overwriting approximately 55% of the Fund's assets versus the Benchmark's 100% overwrite on calls and puts. Additionally, the Fund's strategy of buying puts further out-of-the-money than the Benchmark's resulted in less drag on the overall performance of Fund relative to the Benchmark's costs.

The Fund's equity holdings during the performance period lagged the Benchmark's equity holdings. The Fund had an average allocation to Technology stocks during the fiscal period approximately 6% less than the Benchmark's. Additionally, the Technology stocks in the aggregate owned by the Fund did not rally as much as the Technology stocks contained within the equity holdings of the Benchmark. The overall impact was offset partially by the Fund's winning picks in the Consumer Discretionary sector and the outperformance of the option strategy relative to the Benchmark as discussed above.

MARKET AND FUND OUTLOOK

Today, we believe the Fund is well positioned to achieve its investment objective of providing current income. The Fund is invested in a broad array of U.S. equity securities with a market cap-weighted dividend yield of 2.30% versus the Index dividend yield of 1.97%. As of September 30, 2017, the Fund's option strategy was overwriting 61.4% of the Fund's assets with an average time to expiration of 49 days. Additionally, the Fund has hedged some of its downside with long positions in puts comprised of a notional value equal to 35.6% of the Fund's NAV. The puts have 127 days to expiration and are a weighted average 13.4% out-of-the-money. We believe the combination of our dividend-tilted equity holdings plus our options strategy provide the Fund with a strong base that we believe will allow the Fund to generate attractive risk-adjusted total returns going forward and be supportive of the Fund's investment objective of providing current income.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LOW BETA INCOME ETF (FTLB) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR ALLOCATION                    LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                   21.77%
Information Technology                       16.50
Health Care                                  13.35
Consumer Discretionary                       11.74
Consumer Staples                             11.00
Industrials                                   7.10
Real Estate                                   6.25
Energy                                        5.85
Materials                                     2.83
Telecommunication Services                    2.81
Utilities                                     0.80
                                            ------
     Total                                  100.00%
                                            ======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
JPMorgan Chase & Co.                          2.46%
AGNC Investment Corp.                         2.36
American Tower Corp.                          2.35
Johnson & Johnson                             2.33
Apple, Inc.                                   2.32
Exxon Mobil Corp.                             2.30
Chubb, Ltd.                                   2.27
Wal-Mart Stores, Inc.                         2.25
Boeing (The) Co.                              2.15
Live Nation Entertainment, Inc.               2.04
                                            ------
     Total                                   22.83%
                                            ======

           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
              JANUARY 6, 2014 - SEPTEMBER 30, 2017

            First Trust Low Beta  CBOE S&P 500         S&P 500(R)
            Income ETF            95-110 Collar Index  Index
1/6/14      $10,000               $10,000              $10,000
3/31/14      10,053                10,203               10,299
9/30/14      10,383                10,697               10,960
3/31/15      10,691                11,013               11,610
9/30/15      10,148                10,277               10,893
3/31/16      10,663                10,486               11,817
9/30/16      11,216                10,727               12,574
3/31/17      11,762                11,517               13,847
9/30/17      12,626                12,156               14,914

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 7, 2014 (commencement of trading) through September 30, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
1/7/14 - 9/30/14          88          3          3          0            81         10          0           0
10/1/14 - 9/30/15        128          6          1          0           113          4          0           0
10/1/15 - 9/30/16         99          8          0          5            69          6         24          42
10/1/16 - 9/30/17        146          0          0          0            91          2          2          10

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST RISING DIVIDEND ACHIEVERS ETF (RDVY)

The First Trust Rising Dividend Achievers ETF (the "Fund"), formerly First Trust NASDAQ Rising Dividend Achievers ETF, seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the NASDAQ US Rising Dividend Achievers Index (the "Index"). The Fund normally invests at least 90% of its net assets (including investment borrowings) in securities that comprise the Index. The Index is composed of the securities of 50 companies with a history of raising their dividends that exhibit the characteristics to continue to do so in the future. The Index is designed to provide access to a diversified portfolio of small-, mid- and large-capitalization income-producing securities. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "RDVY."

------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
                                                                                         CUMULATIVE          AVERAGE ANNUAL
                                                                                        TOTAL RETURNS         TOTAL RETURNS
                                                                      1 Year Ended   Inception (1/6/14)    Inception (1/6/14)
                                                                        9/30/17          to 9/30/17            to 9/30/17
FUND PERFORMANCE
 NAV                                                                     27.53%            50.39%                11.56%
 Market Price                                                            27.66%            50.55%                11.59%

INDEX PERFORMANCE
 NASDAQ US Rising Dividend Achievers Index                               28.25%            53.38%                12.15%
 Dow Jones U.S. Select Dividend(TM) Index*                               13.21%            52.89%                12.05%
------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 29.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 27.53% during the 12-month period covered by this report. During the same period, the benchmark Dow Jones U.S. Select Dividend(TM) Index generated a return of 13.21%. The Financials sector was the highest contributing and highest allocated sector to the Fund over the period with a 11.7% contribution, 30.1% allocation, and 38.7% return. The top returning security within the Financials sector was Bank of America Corp. with a 66.2% return, which resulted in a 1.3% contribution to the Fund's return. The Consumer Discretionary sector was the Fund's least contributing and worst performing sector with a -0.9% contribution, -4.5% return, and 14.8% allocation. Foot Locker, Inc. stood out as the worst performing security in the Consumer Discretionary sector with a -52.5% return, which resulted in a -1.3% contribution to the Fund's return. On a relative basis, the Fund outperformed the benchmark. The Fund's holdings within the Financials sector were the leading cause of the outperformance as the Fund outperformed the benchmark by 18.1% and overweighted the benchmark by 15.8% leading to 6.4% of relative outperformance. The Fund's relative underperformance in Consumer Discretionary securities resulted in -2.4% of relative drag.

* The Dow Jones U.S. Select Dividend(TM) Index represents 100 of the United States' leading stocks by dividend yield.

-----------------------------
Nasdaq and NASDAQ US Rising Dividend Achievers Index are registered trademarks and service marks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST RISING DIVIDEND ACHIEVERS ETF (RDVY) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR ALLOCATION                    LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                   30.72%
Information Technology                       20.02
Consumer Discretionary                       17.59
Industrials                                  16.16
Health Care                                   9.75
Consumer Staples                              5.76
                                            ------
     Total                                  100.00%
                                            ======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Hewlett Packard Enterprise Co.                2.14%
Discover Financial Services                   2.13
Wells Fargo & Co.                             2.10
Huntington Ingalls Industries, Inc.           2.10
Lam Research Corp.                            2.09
Ameriprise Financial, Inc.                    2.09
Texas Instruments, Inc.                       2.08
Lincoln National Corp.                        2.07
Goldman Sachs Group (The), Inc.               2.07
Citigroup, Inc.                               2.06
                                            ------
     Total                                   20.93%
                                            ======

                    PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       JANUARY 6, 2014 - SEPTEMBER 30, 2017

            First Trust Rising      NASDAQ US Rising          Dow Jones U.S. Select
            Dividend Achievers ETF  Dividend Achievers Index  Dividend(TM) Index
1/6/14      $10,000                 $10,000                   $10,000
3/31/14      10,204                  10,220                    10,543
9/30/14      10,688                  10,731                    10,807
3/31/15      11,406                  11,473                    11,611
9/30/15      10,531                  10,618                    11,049
3/31/16      10,969                  11,095                    12,641
9/30/16      11,793                  11,959                    13,506
3/31/17      14,199                  14,444                    14,617
9/30/17      15,039                  15,338                    15,289

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 7, 2014 (commencement of trading) through September 30, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
1/7/14 - 9/30/14         123          4          1          0            55          2          0          0
10/1/14 - 9/30/15        155          6          0          0            91          0          0          0
10/1/15 - 9/30/16        112          2          0          0           139          0          0          0
10/1/16 - 9/30/17        224          0          0          0            27          0          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT FOCUS 5 ETF (FV)

The First Trust Dorsey Wright Focus 5 ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the Dorsey Wright Focus Five Index (the "Index"). The Fund normally invests at least 90% of its net assets (including investment borrowings) in the exchange-traded funds ("ETFs") that comprise the Index. The ETFs in which the Fund invests are advised by First Trust Advisors L.P. ("First Trust"), the Fund's investment advisor. The Index is constructed pursuant to Dorsey, Wright & Associates LLC's (the "Index Provider") proprietary methodology, which takes into account the performance of each of the First Trust sector-based ETFs relative to one another. The Index is designed to provide targeted exposure to the five First Trust sector-based ETFs that the Index Provider believes offer the greatest potential to outperform the other ETFs in the selection universe and that satisfy certain trading volume and liquidity requirements. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FV."

------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
                                                                                         CUMULATIVE          AVERAGE ANNUAL
                                                                                        TOTAL RETURNS         TOTAL RETURNS
                                                                      1 Year Ended   Inception (3/5/14)    Inception (3/5/14)
                                                                        9/30/17          to 9/30/17            to 9/30/17
FUND PERFORMANCE
 NAV                                                                     15.16%            32.66%                 8.23%
 Market Price                                                            15.16%            32.66%                 8.23%

INDEX PERFORMANCE
 Dorsey Wright Focus Five Index                                          15.51%            34.70%                 8.69%
 S&P 500(R) Index                                                        18.61%            44.87%                10.93%
------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 29.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 15.16% during the 12-month period covered by this report. During the same period, the benchmark S&P 500(R) Index generated a return of 18.61%. Over the period, the First Trust Nasdaq 100 Technology Sector ETF was the top performing security with a 35.8% total return. The Information Technology sector of the S&P 500(R) Index returned 28.4%. The First Trust Dow Jones Internet ETF was the second highest returning security with a total return of 25.9%. The second worst performing security in the Fund was the First Trust Consumer Staples AlphaDEX(R) Fund with a return of -0.4% during the period it was held in the Fund. The Consumer Staples sector of the S&P 500(R) Index returned 2.3% over the period. The worst performing security was the First Trust Energy AlphaDEX(R) Fund with a total return of -5.8%. The comparable S&P 500(R) Index's Energy sector had a return of -0.7% over the period.

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by Dorsey, Wright & Associates LLC ("Dorsey Wright"). Dorsey Wright makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. Dorsey Wright's only relationship to First Trust is the licensing of certain trademarks and trade names of Dorsey Wright and of the Index, which is determined, composed and calculated by Dorsey Wright without regard to First Trust or the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT FOCUS 5 ETF (FV) (CONTINUED)

            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                MARCH 5, 2014 - SEPTEMBER 30, 2017

            First Trust Dorsey Wright  Dorsey Wright     S&P 500(R)
            Focus 5 ETF                Focus Five Index  Index
3/5/14      $10,000                    $10,000           $10,000
3/31/14       9,421                      9,416            10,004
9/30/14      10,191                     10,208            10,647
3/31/15      11,995                     12,033            11,278
9/30/15      10,961                     11,013            10,581
3/31/16      10,830                     10,943            11,479
9/30/16      11,520                     11,661            12,214
3/31/17      12,163                     12,332            13,450
9/30/17      13,266                     13,470            14,487

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period March 6, 2014 (commencement of trading) through September 30, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
3/6/14 - 9/30/14         131          0          0          0            14          0          0          0
10/1/14 - 9/30/15        155         11          0          1            78          7          0          0
10/1/15 - 9/30/16        132          0          0          0           121          0          0          0
10/1/16 - 9/30/17         70          0          0          0           181          0          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST RBA AMERICAN INDUSTRIAL RENAISSANCE(R) ETF (AIRR)

The First Trust RBA American Industrial Renaissance(R) ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the Richard Bernstein Advisors American Industrial Renaissance(R) Index (the "Index"). The Fund normally invests at least 90% of its net assets (including investment borrowings) in U.S. equity securities that comprise the Index. The Index is designed to measure the performance of small- and mid-cap U.S. companies in the industrial and community banking sectors. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "AIRR."

------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
                                                                                         CUMULATIVE          AVERAGE ANNUAL
                                                                                        TOTAL RETURNS         TOTAL RETURNS
                                                                      1 Year Ended   Inception (3/10/14)   Inception (3/10/14)
                                                                        9/30/17          to 9/30/17            to 9/30/17
FUND PERFORMANCE
 NAV                                                                     27.39%            31.82%                 8.07%
 Market Price                                                            27.44%            31.87%                 8.08%

INDEX PERFORMANCE
 Richard Bernstein Advisors American Industrial Renaissance(R) Index     28.37%            35.72%                 8.96%
 S&P 500(R) Index                                                        18.61%            44.56%                10.91%
 S&P 500(R) Industrials Index                                            22.35%            44.35%                10.86%
------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 29.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 27.39% during the 12-month period covered by this report. During the same period, the benchmark S&P 500(R) Industrials Index generated a return of 22.35%. The Engineering & Construction industry was the highest contributing and highest allocated industry to the Fund over the period with a 29.8% allocation, 9.3% contribution, and 27.5% return. The Trucks & Construction & Farm Machinery industry was close behind in Fund contribution with a 9.0% contribution resulting from its 49.5% return and 20.2% allocation. The worst performing and contributing industry to the Fund was the Building Products industry with a -10.4% return and -0.7% contribution to the Fund. On a relative basis, the Fund outperformed the benchmark due primarily to the Industrial Conglomerates industry where the Fund under allocated the benchmark by 28.4% and outperformed the benchmark by 14.5% leading to 5.6% of relative outperformance. The Fund did not have any allocation to Aerospace & Defense securities over the period which led to -4.9% of relative drag as the benchmark allocated 17.4% to the 52.1% returning securities.

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by Richard Bernstein Advisors ("RBA" or "Licensor"). RBA makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. RBA's only relationship to First Trust is the licensing of certain trademarks and trade names of RBA and of the Index, which is determined, composed and calculated by RBA without regard to First Trust or the Fund. Licensor has no obligation to take the needs of First Trust or the owners of the Fund into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be listed or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST RBA AMERICAN INDUSTRIAL RENAISSANCE(R) ETF (AIRR) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR ALLOCATION                    LONG-TERM INVESTMENTS
-----------------------------------------------------------
Industrials                                  90.48%
Financials                                    9.52
                                            ------
     Total                                  100.00%
                                            ======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Navistar International Corp.                  4.32%
Generac Holdings, Inc.                        3.71
Oshkosh Corp.                                 3.58
RBC Bearings, Inc.                            3.48
Granite Construction, Inc.                    3.41
Proto Labs, Inc.                              3.30
Quanta Services, Inc.                         3.27
Mueller Water Products, Inc., Class A         3.27
Greenbrier Cos (The), Inc.                    3.24
Covanta Holding Corp.                         3.24
                                            ------
     Total                                   34.82%
                                            ======

                                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                     MARCH 10, 2014 - SEPTEMBER 30, 2017

            First Trust RBA American       Richard Bernstein Advisors American  S&P 500(R)  S&P 500(R)
            Industrial Renaissance(R) ETF  Industrial Renaissance(R) Index      Index       Industrials Index
3/10/14     $10,000                        $10,000                              $10,000     $10,000
3/31/14       9,805                          9,810                                9,983       9,955
9/30/14       9,163                          9,197                               10,624      10,226
3/31/15       9,555                          9,630                               11,254      10,824
9/30/15       7,706                          7,815                               10,559       9,853
3/31/16       8,867                          9,029                               11,455      11,172
9/30/16      10,347                         10,574                               12,188      11,797
3/31/17      12,069                         12,381                               13,421      13,225
9/30/17      13,181                         13,574                               14,456      14,435

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period March 11, 2014 (commencement of trading) through September 30, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%     >=2.00%        0.49%      0.99%      1.99%     >=2.00%
3/11/14 - 9/30/14        104          4          0         0             31          3          0         0
10/1/14 - 9/30/15        127          5          0         0            116          4          0         0
10/1/15 - 9/30/16        100          0          0         0            153          0          0         0
10/1/16 - 9/30/17        140          1          0         0            110          0          0         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST RBA QUALITY INCOME ETF (QINC)

The First Trust RBA Quality Income ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the Richard Bernstein Advisors Quality Income Index (the "Index"). The Fund normally invests at least 90% of its net assets (including investment borrowings) in U.S. and non-U.S., including emerging market, equity securities that comprise the Index. The non-U.S. equity securities may include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") or other depositary receipts. The Index is designed to provide access to a diversified portfolio of small-, mid- and large-capitalization income-producing equity securities. The Index is focused on total return through a combination of dividend income and capital appreciation. The Index attempts to control the risks associated with investing in higher-yielding stocks, yet maintain attractive current income. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "QINC."

------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
                                                                                         CUMULATIVE          AVERAGE ANNUAL
                                                                                        TOTAL RETURNS         TOTAL RETURNS
                                                                      1 Year Ended   Inception (3/10/14)   Inception (3/10/14)
                                                                        9/30/17          to 9/30/17            to 9/30/17
FUND PERFORMANCE
 NAV                                                                     13.93%            34.18%                 8.61%
 Market Price                                                            14.11%            34.41%                 8.66%

INDEX PERFORMANCE
 Richard Bernstein Advisors Quality Income Index                         14.82%            38.32%                 9.54%
 S&P 500(R) Index                                                        18.61%            44.56%                10.91%
 Dow Jones U.S. Select Dividend Index(SM)*                               13.21%            48.82%                11.82%
------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 29.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 13.93% during the 12-month period covered by this report. During the same period, the benchmark Dow Jones U.S. Select Dividend Index(SM) generated a return of 13.21%. Financial securities were the top contributing and performing holdings over the period with a 3.9% contribution to the Fund's return. This sector had a 25.4% total return and was given an average weighting of 17.4% over the period. Real Estate securities were the worst performing and contributing holdings for the Fund over the period with a -0.7% total return and -0.2% contribution. Petmed Express Inc. was the top performer with a 142.9% return, while Cato Corp. was the worst performer with a -29.3% return. On a relative basis, the Fund outperformed the benchmark. The primary cause of the outperformance came from the Utilities sector where the Fund outperformed the benchmark by 4.7%. Real Estate securities reversed -1.9% of relative outperformance as the benchmark did not have any exposure to the -0.7% returning REITs over the period versus the Fund's 11.9% allocation.

* The Dow Jones U.S. Select Dividend Index(SM) represents 100 of the United States' leading stocks by dividend yield.

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by Richard Bernstein Advisors ("RBA" or "Licensor"). RBA makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. RBA's only relationship to First Trust is the licensing of certain trademarks and trade names of RBA and of the Index, which is determined, composed and calculated by RBA without regard to First Trust or the Fund. Licensor has no obligation to take the needs of First Trust or the owners of the Fund into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be listed or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST RBA QUALITY INCOME ETF (QINC) (CONTINUED)

-----------------------------------------------------------
                                          % OF TOTAL
SECTOR ALLOCATION                    LONG-TERM INVESTMENTS
-----------------------------------------------------------
Utilities                                    23.23%
Financials                                   19.50
Real Estate                                  17.84
Industrials                                  11.60
Consumer Discretionary                       10.55
Health Care                                   7.03
Consumer Staples                              6.74
Materials                                     3.51
                                            ------
     Total                                  100.00%
                                            ======

-----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Kohl's Corp.                                  4.14%
Arthur J. Gallagher & Co.                     3.86
Watsco, Inc.                                  3.85
CH Robinson Worldwide, Inc.                   3.82
T. Rowe Price Group, Inc.                     3.72
Amgen, Inc.                                   3.57
Sonoco Products Co.                           3.51
Cracker Barrel Old Country Store, Inc.        3.49
Johnson & Johnson                             3.46
Procter & Gamble (The) Co.                    3.40
                                            ------
     Total                                   36.82%
                                            ======

                           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                               MARCH 10, 2014 - SEPTEMBER 30, 2017

            First Trust RBA Quality  Richard Bernstein Advisors  S&P 500(R)  Dow Jones U.S. Select
            Income ETF               Quality Income Index        Index       Dividend Index(SM)
3/10/14     $10,000                    $10,000                   $10,000     $10,000
3/31/14      10,170                     10,172                     9,983      10,262
9/30/14      10,114                     10,162                    10,624      10,520
3/31/15      11,123                     11,222                    11,254      11,302
9/30/15      10,467                     10,605                    10,558      10,755
3/31/16      11,431                     11,630                    11,455      12,305
9/30/16      11,778                     12,046                    12,188      13,147
3/31/17      12,564                     12,902                    13,421      14,229
9/30/17      13,417                     13,832                    14,456      14,883

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period March 11, 2014 (commencement of trading) through September 30, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
3/11/14 - 9/30/14         87          3          0          0            49          3          0          0
10/1/14 - 9/30/15        174          6          0          0            64          8          0          0
10/1/15 - 9/30/16        174          0          0          0            78          1          0          0
10/1/16 - 9/30/17        167          0          0          0            84          0          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT INTERNATIONAL FOCUS 5 ETF (IFV)

The First Trust Dorsey Wright International Focus 5 ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the Dorsey Wright International Focus Five Index (the "Index"). The Fund normally invests at least 90% of its net assets (including investment borrowings) in the exchange-traded funds ("ETFs") that comprise the Index. The ETFs in which the Fund invests are advised by First Trust Advisors L.P. ("First Trust"), the Fund's investment advisor. The Index is constructed pursuant to Dorsey, Wright & Associates LLC's (the "Index Provider") proprietary methodology, which takes into account the performance of each of the First Trust international ETFs relative to one another. The Index is designed to provide targeted exposure to the five First Trust international ETFs that the Index Provider believes offer the greatest potential to outperform the other ETFs in the selection universe. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "IFV."

------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
                                                                                         CUMULATIVE          AVERAGE ANNUAL
                                                                                        TOTAL RETURNS         TOTAL RETURNS
                                                                      1 Year Ended   Inception (7/22/14)   Inception (7/22/14)
                                                                        9/30/17          to 9/30/17            to 9/30/17
FUND PERFORMANCE
 NAV                                                                     22.71%            10.07%                 3.05%
 Market Price                                                            23.13%            10.07%                 3.05%

INDEX PERFORMANCE
 Dorsey Wright International Focus Five Index                            23.09%            11.07%                 3.34%
 MSCI All Country World Ex-US Index                                      19.61%             8.43%                 2.57%
------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 29.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 22.71% during the 12-month period covered by this report. During the same period, the benchmark MSCI All Country World Ex-US Index generated a return of 19.61%. Over the period the First Trust Germany AlphaDEX(R) Fund was the top performing security for the Fund with a total return of 30.1%. The benchmark had a return of 21.3% among German securities. The First Trust Chindia ETF was the second highest returning security with a total return of 28.4%. The benchmark had a weighted average return of 26.5% among Chinese and Indian securities. The second worst performing security in the Fund was the First Trust Developed Markets Ex US AlphaDEX(R) Fund with a return of 6.3% during the period it was held in the Fund. The benchmark had a weighted average local return of 19.8% among Developed Market securities. The worst performing security was the First Trust Brazil AlphaDEX(R) Fund with a total return of 3.4%. The benchmark had a return of 26.3% among Brazil securities.

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by Dorsey, Wright & Associates LLC ("Dorsey Wright"). Dorsey Wright makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. Dorsey Wright's only relationship to First Trust is the licensing of certain trademarks and trade names of Dorsey Wright and of the Index, which is determined, composed and calculated by Dorsey Wright without regard to First Trust or the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT INTERNATIONAL FOCUS 5 ETF (IFV) (CONTINUED)

                     PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         JULY 22, 2014 - SEPTEMBER 30, 2017

            First Trust Dorsey Wright  Dorsey Wright International  MSCI All Country
            International Focus 5 ETF  Focus Five Index             World Ex-US Index
7/22/14     $10,000                    $10,000                      $10,000
9/30/14       9,243                      9,219                        9,446
3/31/15       9,675                      9,622                        9,398
9/30/15       8,596                      8,625                        8,298
3/31/16       8,678                      8,524                        8,535
9/30/16       8,970                      9,024                        9,066
3/31/17       9,826                      9,907                        9,656
9/30/17      11,007                     11,107                       10,843

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period July 23, 2014 (commencement of trading) through September 30, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-      1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%       1.99%     >=2.00%
7/23/14 - 9/30/14         40          1          0          0             8          0           0         0
10/1/14 - 9/30/15        185          8          0          0            58          1           0         0
10/1/15 - 9/30/16        155          1          0          0            97          0           0         0
10/1/16 - 9/30/17        136          0          0          0           114          1           0         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT DYNAMIC FOCUS 5 ETF (FVC)

The First Trust Dorsey Wright Dynamic Focus 5 ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the Dorsey Wright Dynamic Focus Five Index (the "Index"). The Fund normally invests at least 80% of its total assets (including investment borrowings) in the exchange-traded funds ("ETFs") and cash equivalents that comprise the Index. The cash equivalents in which the Fund may invest (the "Cash Proxy") are 1- to 3-month U.S. Treasury Bills representing the component securities of a cash equivalent index (the Nasdaq US T-Bill Index (the "Cash Index")) that is a component of the Index. The ETFs in which the Fund invests are advised by First Trust Advisors L.P. ("First Trust"), the Fund's investment advisor. The Index is constructed pursuant to Dorsey, Wright & Associates LLC's (the "Index Provider") proprietary methodology, which takes into account the performance of each of the First Trust sector and industry-based ETFs relative to one another. The Cash Index is also evaluated and its inclusion and weight in the Index are adjusted based upon its rank relative to the selection universe of sector and industry-based ETFs chosen by the Index. The Index is designed to provide targeted exposure to the five First Trust sector and industry-based ETFs that the Index determines offer the greatest potential to outperform the other First Trust Sector and Industry-based ETFs and that satisfy certain trading volume and liquidity requirements. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FVC."

------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
                                                                                         CUMULATIVE              AVERAGE
                                                                                        TOTAL RETURNS         TOTAL RETURNS
                                                                      1 Year Ended   Inception (3/17/16)   Inception (3/17/16)
                                                                        9/30/17          to 9/30/17            to 9/30/17
FUND PERFORMANCE
 NAV                                                                     15.13%            22.82%                14.28%
 Market Price                                                            15.13%            22.87%                14.31%

INDEX PERFORMANCE
 Dorsey Wright Dynamic Focus Five Index                                  15.52%            23.53%                14.71%
 S&P 500(R) Index                                                        18.61%            27.45%                17.06%
------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 29.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 15.13% during the 12-month period covered by this report. During the same period, the benchmark S&P 500(R) Index generated a return of 18.61%. Cash equivalent securities were given an average weighting of 0% during the 12-month period covered by this report. Over the period, the First Trust NASDAQ-100-Technology Sector Index Fund was the top performing security with a 35.8% total return. The Information Technology of the S&P 500(R) Index sector returned 28.4%. The First Trust Dow Jones Internet Index Fund was the second highest returning security with a total return of 25.9%. The second worst performing security in the Fund was the First Trust Consumer Staples AlphaDEX(R) Fund with a return of -0.4% during the period it was held in the Fund. The Consumer Staples of the S&P 500(R) Index sector returned 2.3% over the period. The worst performing security was the First Trust Energy AlphaDEX(R) Fund with a total return of -5.8%. The Energy sector of the S&P 500(R) Index had a return of -0.7% over the period.

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by Dorsey, Wright & Associates LLC ("Dorsey Wright"). Dorsey Wright makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. Dorsey Wright's only relationship to First Trust is the licensing of certain trademarks and trade names of Dorsey Wright and of the Index, which is determined, composed and calculated by Dorsey Wright without regard to First Trust or the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT DYNAMIC FOCUS 5 ETF (FVC) (CONTINUED)

              PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                  MARCH 17, 2016 - SEPTEMBER 30, 2017

            First Trust Dorsey Wright  Dorsey Wright Dynamic  S&P 500(R)
            Dynamic Focus 5 ETF        Focus Five Index       Index
3/17/16     $10,000                    $10,000                $10,000
3/31/16      10,090                     10,094                 10,099
9/30/16      10,668                     10,693                 10,745
3/31/17      11,264                     11,309                 11,833
9/30/17      12,282                     12,353                 12,745

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period March 18, 2016 (commencement of trading) through September 30, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
3/18/16 - 9/30/16        113          0          0          0            25          0          0          0
10/1/16 - 9/30/17        167          0          0          0            84          0          0          0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED FUND VI

UNDERSTANDING YOUR FUND EXPENSES
SEPTEMBER 30, 2017 (UNAUDITED)

As a shareholder of First Trust NASDAQ Technology Dividend Index Fund, Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust High Income ETF, First Trust Low Beta Income ETF, First Trust Rising Dividend Achievers ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust RBA Quality Income ETF, First Trust Dorsey Wright International Focus 5 ETF, or First Trust Dorsey Wright Dynamic Focus 5 ETF (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended September 30, 2017.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO    EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE      DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE         SIX-MONTH        SIX-MONTH
                                                   APRIL 1, 2017    SEPTEMBER 30, 2017       PERIOD         PERIOD (a)
------------------------------------------------------------------------------------------------------------------------
FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV)
Actual                                               $1,000.00          $1,036.60             0.50%            $2.55
Hypothetical (5% return before expenses)             $1,000.00          $1,022.56             0.50%            $2.54

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)
Actual                                               $1,000.00          $1,013.70             0.48%            $2.42
Hypothetical (5% return before expenses)             $1,000.00          $1,022.66             0.48%            $2.43

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)
Actual                                               $1,000.00          $1,095.20             0.70%            $3.68
Hypothetical (5% return before expenses)             $1,000.00          $1,021.56             0.70%            $3.55

FIRST TRUST EXCHANGE-TRADED FUND VI

SEPTEMBER 30, 2017 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO    EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE      DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE         SIX-MONTH        SIX-MONTH
                                                   APRIL 1, 2017    SEPTEMBER 30, 2017       PERIOD         PERIOD (a)
------------------------------------------------------------------------------------------------------------------------
FIRST TRUST HIGH INCOME ETF (FTHI)
Actual                                               $1,000.00          $1,079.20             0.85%            $4.43
Hypothetical (5% return before expenses)             $1,000.00          $1,020.81             0.85%            $4.31

FIRST TRUST LOW BETA INCOME ETF (FTLB)
Actual                                               $1,000.00          $1,073.50             0.85%            $4.42
Hypothetical (5% return before expenses)             $1,000.00          $1,020.81             0.85%            $4.31

FIRST TRUST RISING DIVIDEND ACHIEVERS ETF (RDVY)
Actual                                               $1,000.00          $1,059.20             0.50%            $2.58
Hypothetical (5% return before expenses)             $1,000.00          $1,022.56             0.50%            $2.54

FIRST TRUST DORSEY WRIGHT FOCUS 5 ETF (FV)
Actual                                               $1,000.00          $1,090.70             0.30%            $1.57
Hypothetical (5% return before expenses)             $1,000.00          $1,023.56             0.30%            $1.52

FIRST TRUST RBA AMERICAN INDUSTRIAL RENAISSANCE(R) ETF (AIRR)
Actual                                               $1,000.00          $1,092.10             0.70%            $3.67
Hypothetical (5% return before expenses)             $1,000.00          $1,021.56             0.70%            $3.55

FIRST TRUST RBA QUALITY INCOME ETF (QINC)
Actual                                               $1,000.00          $1,067.90             0.70%            $3.63
Hypothetical (5% return before expenses)             $1,000.00          $1,021.56             0.70%            $3.55

FIRST TRUST DORSEY WRIGHT INTERNATIONAL FOCUS 5 ETF (IFV)
Actual                                               $1,000.00          $1,120.10             0.30%            $1.59
Hypothetical (5% return before expenses)             $1,000.00          $1,023.56             0.30%            $1.52

FIRST TRUST DORSEY WRIGHT DYNAMIC FOCUS 5 ETF (FVC)
Actual                                               $1,000.00          $1,090.30             0.30%            $1.57
Hypothetical (5% return before expenses)             $1,000.00          $1,023.56             0.30%            $1.52

(a) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (April 1, 2017 through September 30, 2017), multiplied by 183/365 (to reflect the one-half year period).

FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2017

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
COMMON STOCKS -- 99.8%
               COMMERCIAL SERVICES & SUPPLIES
                  -- 0.3%
      170,110  Pitney Bowes, Inc.                   $  2,383,241
                                                    ------------
               COMMUNICATIONS EQUIPMENT
                  -- 10.3%
        9,118  ADTRAN, Inc.                              218,832
    1,756,542  Cisco Systems, Inc.                    59,072,507
       32,254  Harris Corp.                            4,247,207
        9,115  InterDigital, Inc.                        672,231
       11,192  Ituran Location and Control Ltd.          403,471
       85,647  Juniper Networks, Inc.                  2,383,556
       52,448  Motorola Solutions, Inc.                4,451,262
      312,310  Nokia Oyj, ADR                          1,867,614
        7,385  Plantronics, Inc.                         326,565
                                                    ------------
                                                      73,643,245
                                                    ------------
               DIVERSIFIED TELECOMMUNICATION
                  SERVICES -- 11.7%
      377,591  AT&T, Inc.                             14,790,240
       10,523  ATN International, Inc.                   554,562
      297,404  BCE, Inc.                              13,927,429
       44,045  BT Group PLC, ADR                         847,426
      717,270  Centurylink, Inc.                      13,556,403
       25,240  Cogent Communications
                  Holdings, Inc.                       1,234,236
      172,052  Consolidated Communications
                  Holdings, Inc.                       3,282,752
       81,224  KT Corp., ADR                           1,126,577
       12,067  Telecom Argentina S.A., ADR (a)           372,146
      255,749  Telefonica Brasil S.A., ADR             4,051,064
       54,377  Telekomunikasi Indonesia
                  Persero Tbk PT, ADR                  1,865,131
      390,949  TELUS Corp.                            14,062,436
      294,862  Verizon Communications, Inc.           14,592,720
                                                    ------------
                                                      84,263,122
                                                    ------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  -- 1.5%
       22,397  CDW Corp.                               1,478,202
      284,371  Corning, Inc.                           8,508,380
        5,213  SYNNEX Corp.                              659,497
        4,730  Systemax, Inc.                            125,014
                                                    ------------
                                                      10,771,093
                                                    ------------
               HOUSEHOLD DURABLES -- 0.9%
      116,082  Garmin Ltd.                             6,264,946
                                                    ------------
               INTERNET SOFTWARE & SERVICES
                  -- 0.7%
       14,436  j2 Global, Inc.                         1,066,532
       15,672  NetEase, Inc., ADR                      4,134,430
       10,125  NIC, Inc.                                 173,644
                                                    ------------
                                                       5,374,606
                                                    ------------

               IT SERVICES -- 9.4%
       29,072  Amdocs Ltd.                             1,869,911
       10,362  CSG Systems International, Inc.           415,516


SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
               IT SERVICES (CONTINUED)
       32,399  CSRA, Inc.                           $  1,045,516
       12,606  DST Systems, Inc.                         691,817
        5,027  Forrester Research, Inc.                  210,380
      156,762  Infosys Technologies Ltd., ADR          2,287,158
      395,569  International Business Machines
                  Corp.                               57,389,150
       51,813  Leidos Holdings, Inc.                   3,068,366
       11,445  Science Applications International
                  Corp.                                  765,098
                                                    ------------
                                                      67,742,912
                                                    ------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 30.8%
      119,372  Analog Devices, Inc.                   10,286,285
      147,610  Applied Materials, Inc.                 7,689,005
        9,254  ASML Holding N.V., ADR                  1,584,285
       89,904  Broadcom Ltd.                          21,805,316
       16,711  Brooks Automation, Inc.                   507,346
        4,192  Cabot Microelectronics Corp.              335,067
        5,585  Cohu, Inc.                                133,146
      166,839  Cypress Semiconductor Corp.             2,505,922
       41,219  Himax Technologies, Inc., ADR             450,524
    1,613,294  Intel Corp.                            61,434,235
       55,930  KLA-Tencor Corp.                        5,928,580
       25,213  Lam Research Corp.                      4,665,413
      103,727  Marvell Technology Group Ltd.           1,856,713
      124,580  Maxim Integrated Products, Inc.         5,943,712
       60,404  Microchip Technology, Inc.              5,423,071
        7,100  MKS Instruments, Inc.                     670,595
        5,102  Monolithic Power Systems, Inc.            543,618
        3,444  Power Integrations, Inc.                  252,101
      541,211  QUALCOMM, Inc.                         28,056,378
        9,157  Silicon Motion Technology Corp.,
                  ADR                                    439,811
       30,494  Skyworks Solutions, Inc.                3,107,339
      519,336  Taiwan Semiconductor
                  Manufacturing Co., Ltd., ADR        19,501,067
       22,551  Teradyne, Inc.                            840,927
      341,574  Texas Instruments, Inc.                30,618,693
       78,730  Xilinx, Inc.                            5,576,446
       22,697  Xperi Corp.                               574,234
                                                    ------------
                                                     220,729,829
                                                    ------------
               SOFTWARE -- 14.3%
        4,267  Blackbaud, Inc.                           374,643
      202,187  CA, Inc.                                6,749,002
       18,823  CDK Global, Inc.                        1,187,543
        2,553  Ebix, Inc.                                166,583
       38,461  Intuit, Inc.                            5,466,847
      756,697  Microsoft Corp.                        56,366,359
       15,917  Monotype Imaging Holdings, Inc.           306,402
       61,271  Open Text Corp.                         1,978,441
      562,073  Oracle Corp.                           27,176,230
        8,419  Progress Software Corp.                   321,353
        9,708  SAP SE, ADR                             1,064,482
       20,713  SS&C Technologies Holdings, Inc.          831,627
       37,448  TiVo Corp.                                743,343
                                                    ------------
                                                     102,732,855
                                                    ------------


Page 32                 See Notes to Financial Statements

FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV)

SEPTEMBER 30, 2017

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
COMMON STOCKS (CONTINUED)
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 11.8%
      344,990  Apple, Inc.                          $ 53,169,859
      355,003  Hewlett Packard Enterprise Co.          5,222,094
       40,239  Logitech International S.A.             1,467,114
       83,882  NetApp, Inc.                            3,670,676
      359,156  Seagate Technology PLC                 11,913,204
      104,309  Western Digital Corp.                   9,012,298
                                                    ------------
                                                      84,455,245
                                                    ------------
               WIRELESS TELECOMMUNICATION
                 SERVICES -- 8.1%
       99,521  China Mobile, Ltd., ADR                 5,032,777
    1,014,498  Mobile Telesystems PJSC, ADR           10,591,359
       19,654  NTT DoCoMo, Inc., ADR                     447,915
      271,124  Rogers Communications, Inc.,
                  Class B                             13,973,731
        9,852  Shenandoah Telecommunications
                  Co.                                    366,494
       93,271  SK Telecom Co., Ltd., ADR               2,293,534
       61,809  Telephone & Data Systems, Inc.          1,723,853
       57,397  Turkcell Iletisim Hizmetleri AS,
                  ADR                                    506,242
    2,198,486  VEON Ltd., ADR                          9,189,672
      487,240  Vodafone Group PLC, ADR                13,866,850
                                                    ------------
                                                      57,992,427
                                                    ------------
               TOTAL INVESTMENTS -- 99.8%            716,353,521
               (Cost $619,618,218) (b)
               NET OTHER ASSETS AND
                  LIABILITIES -- 0.2%                  1,262,090
                                                    ------------
               NET ASSETS -- 100.0%                 $717,615,611
                                                    ============

(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $628,986,170. As of September 30, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $119,412,973 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $32,045,622. The net unrealized appreciation was $87,367,351.

ADR   American Depositary Receipt

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2017 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                         LEVEL 2      LEVEL 3
                           TOTAL          LEVEL 1      SIGNIFICANT  SIGNIFICANT
                          VALUE AT         QUOTED      OBSERVABLE   UNOBSERVABLE
                         9/30/2017         PRICES        INPUTS        INPUTS
                       ---------------------------------------------------------
Common Stocks*         $  716,353,521  $  716,353,521  $        --  $         --
                       =========================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at September 30, 2017.


                        See Notes to Financial Statements                Page 33

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2017

    UNITS                                                 DESCRIPTION                                                 VALUE
-------------  -------------------------------------------------------------------------------------------------  --------------
MASTER LIMITED PARTNERSHIPS -- 20.0%
               ENERGY EQUIPMENT & SERVICES -- 1.4%
      694,265  USA Compression Partners, L.P....................................................................  $   11,608,111
                                                                                                                  --------------
               OIL, GAS & CONSUMABLE FUELS -- 18.6%
       89,678  Andeavor Logistics, L.P..........................................................................       4,489,281
      342,544  Black Stone Minerals, L.P........................................................................       5,939,713
      115,947  Buckeye Partners, L.P............................................................................       6,608,979
      178,595  Cheniere Energy Partners, L.P....................................................................       5,147,108
      333,735  Crestwood Equity Partners, L.P...................................................................       8,143,134
      243,697  DCP Midstream Partners, L.P......................................................................       8,441,664
      448,099  Energy Transfer Partners L.P.....................................................................       8,195,731
      496,282  EnLink Midstream Partners, L.P...................................................................       8,317,686
      198,597  Enterprise Products Partners, L.P................................................................       5,177,424
       47,950  EQT Midstream Partners, L.P......................................................................       3,594,812
      301,928  Genesis Energy, L.P..............................................................................       7,955,803
      398,479  Golar LNG Partners, L.P..........................................................................       9,256,667
      409,685  KNOT Offshore Partners, L.P......................................................................       9,627,597
       62,725  Magellan Midstream Partners, L.P.................................................................       4,457,238
      213,322  NuStar Energy, L.P...............................................................................       8,658,740
      342,506  PBF Logistics, L.P...............................................................................       7,192,626
       99,337  Phillips 66 Partners, L.P........................................................................       5,221,153
      328,739  Plains All American Pipeline, L.P................................................................       6,965,979
      116,286  Spectra Energy Partners, L.P.....................................................................       5,160,773
      409,013  Summit Midstream Partners, L.P...................................................................       8,180,260
      119,029  Tallgrass Energy Partners, L.P...................................................................       5,700,299
       96,085  Western Gas Equity Partners, L.P.................................................................       3,956,780
      111,650  Western Gas Partners, L.P........................................................................       5,725,412
      164,701  Williams Partners, L.P...........................................................................       6,406,869
                                                                                                                  --------------
                                                                                                                     158,521,728
                                                                                                                  --------------
               TOTAL MASTER LIMITED PARTNERSHIPS................................................................     170,129,839
               (Cost $166,275,087)                                                                                --------------


                                                                                      STATED          STATED
   SHARES                                  DESCRIPTION                                 RATE          MATURITY         VALUE
-------------  ------------------------------------------------------------------  -------------  --------------  --------------
$25 PAR PREFERRED SECURITIES -- 18.0%
               BANKS -- 9.2%
      226,573  Bank of America Corp., Series 3...................................      6.38%           (a)             5,831,989
      219,903  Bank of America Corp., Series D...................................      6.20%           (a)             5,662,502
      236,188  Bank of America Corp., Series I...................................      6.63%           (a)             6,053,499
      268,003  Barclays Bank PLC, Series 5.......................................      8.13%           (a)             7,115,480
      194,156  Citigroup, Inc., Series J (b).....................................      7.13%           (a)             5,628,582
      230,584  GMAC Capital Trust I, Series 2, 3 Mo. LIBOR + 5.79% (c)...........      7.10%         02/15/40          6,087,418
      255,507  HSBC Holdings PLC.................................................      8.13%           (a)             6,970,231
      258,564  HSBC Holdings PLC, Series 2.......................................      8.00%           (a)             6,976,057
      247,108  Merrill Lynch Capital Trust III (b)...............................      7.38%         09/15/67          6,558,246
      303,628  National Westminster Bank PLC, Series C...........................      7.76%           (a)             7,745,550
      236,309  Royal Bank of Scotland Group PLC, Series S........................      6.60%           (a)             6,068,415
      288,452  Wells Fargo & Co., Series J.......................................      8.00%           (a)             7,355,526
                                                                                                                  --------------
                                                                                                                      78,053,495
                                                                                                                  --------------
               CAPITAL MARKETS -- 0.8%
      267,117  Deutsche Bank Contingent Capital Trust V..........................      8.05%           (a)             7,099,970
                                                                                                                  --------------
               CONSUMER FINANCE -- 0.7%
      237,671  Discover Financial Services, Series B.............................      6.50%           (a)             6,048,727
                                                                                                                  --------------


Page 34                 See Notes to Financial Statements

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

SEPTEMBER 30, 2017

                                                                                      STATED          STATED
   SHARES                                  DESCRIPTION                                 RATE          MATURITY         VALUE
-------------  ------------------------------------------------------------------  -------------  --------------  --------------
$25 PAR PREFERRED SECURITIES (CONTINUED)
               DIVERSIFIED FINANCIAL SERVICES -- 0.8%
      266,000  KKR Financial Holdings LLC, Series A..............................      7.38%           (a)        $    6,860,140
                                                                                                                  --------------
               DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.5%
      257,153  Qwest Corp........................................................      7.00%         07/01/52          6,518,828
      253,669  Qwest Corp........................................................      7.00%         04/01/52          6,433,046
                                                                                                                  --------------
                                                                                                                      12,951,874
                                                                                                                  --------------
               INSURANCE -- 1.8%
      277,448  Aegon N.V.........................................................      8.00%         02/15/42          7,288,559
      224,396  Allstate Corp., Series C..........................................      6.75%           (a)             5,937,518
       64,228  Arch Capital Group Ltd., Series C.................................      6.75%           (a)             1,634,603
                                                                                                                  --------------
                                                                                                                      14,860,680
                                                                                                                  --------------
               MORTGAGE REAL ESTATE INVESTMENT TRUSTS -- 1.7%
      277,280  Annaly Capital Management, Inc., Series C.........................      7.63%           (a)             6,993,002
      274,451  Annaly Capital Management, Inc., Series D.........................      7.50%           (a)             6,962,822
                                                                                                                  --------------
                                                                                                                      13,955,824
                                                                                                                  --------------
               WIRELESS TELECOMMUNICATION SERVICES -- 1.5%
      252,671  Telephone & Data Systems, Inc.....................................      7.00%         03/15/60          6,544,179
      243,612  United States Cellular Corp.......................................      6.95%         05/15/60          6,304,678
                                                                                                                  --------------
                                                                                                                      12,848,857
                                                                                                                  --------------
               TOTAL $25 PAR PREFERRED SECURITIES...............................................................     152,679,567
               (Cost $155,559,916)                                                                                --------------

$50 PAR PREFERRED SECURITIES -- 1.2%
               OIL, GAS & CONSUMABLE FUELS -- 1.2%
      249,126  Kinder Morgan, Inc./DE, Series A..................................        9.75%       10/26/18         10,600,311
               (Cost $10,896,460)                                                                                 --------------


   SHARES                                                 DESCRIPTION                                                 VALUE
-------------  -------------------------------------------------------------------------------------------------  --------------
COMMON STOCKS -- 20.2%
               AUTOMOBILES -- 0.6%
      451,212  Ford Motor Co....................................................................................       5,401,008
                                                                                                                  --------------
               BANKS -- 1.7%
      181,592  Old National Bancorp.............................................................................       3,323,133
      218,891  People's United Financial, Inc...................................................................       3,970,683
      183,584  Umpqua Holdings Corp.............................................................................       3,581,724
      308,038  Valley National Bancorp..........................................................................       3,711,858
                                                                                                                  --------------
                                                                                                                      14,587,398
                                                                                                                  --------------
               BEVERAGES -- 0.3%
       64,183  Coca-Cola (The) Co...............................................................................       2,888,877
                                                                                                                  --------------
               BIOTECHNOLOGY -- 0.5%
       44,021  AbbVie, Inc......................................................................................       3,911,706
                                                                                                                  --------------
               CAPITAL MARKETS -- 0.8%
      118,203  Federated Investors, Inc., Class B...............................................................       3,510,629
       92,271  Invesco, Ltd.....................................................................................       3,233,176
                                                                                                                  --------------
                                                                                                                       6,743,805
                                                                                                                  --------------
               COMMUNICATIONS EQUIPMENT -- 0.4%
      101,061  Cisco Systems, Inc...............................................................................       3,398,681
                                                                                                                  --------------


                        See Notes to Financial Statements                Page 35

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

SEPTEMBER 30, 2017

   SHARES                                                 DESCRIPTION                                                 VALUE
-------------  -------------------------------------------------------------------------------------------------  --------------
COMMON STOCKS (CONTINUED)
               CONTAINERS & PACKAGING -- 0.7%
       57,425  International Paper Co...........................................................................  $    3,262,889
       59,669  Sonoco Products Co...............................................................................       3,010,301
                                                                                                                  --------------
                                                                                                                       6,273,190
                                                                                                                  --------------
               DISTRIBUTORS -- 0.4%
       35,257  Genuine Parts Co.................................................................................       3,372,332
                                                                                                                  --------------
               DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.5%
       92,596  Verizon Communications, Inc......................................................................       4,582,576
                                                                                                                  --------------
               ELECTRIC UTILITIES -- 4.4%
       66,554  Alliant Energy Corp..............................................................................       2,766,650
       41,751  American Electric Power Co., Inc.................................................................       2,932,590
       53,016  Entergy Corp.....................................................................................       4,048,302
       44,713  Eversource Energy................................................................................       2,702,454
       82,750  Exelon Corp......................................................................................       3,117,193
      128,908  FirstEnergy Corp.................................................................................       3,974,234
      104,673  Hawaiian Electric Industries, Inc................................................................       3,492,938
       87,916  OGE Energy Corp..................................................................................       3,167,613
       31,250  Pinnacle West Capital Corp.......................................................................       2,642,500
       95,911  PPL Corp.........................................................................................       3,639,822
       90,930  Southern (The) Co................................................................................       4,468,300
                                                                                                                  --------------
                                                                                                                      36,952,596
                                                                                                                  --------------
               ELECTRICAL EQUIPMENT -- 0.4%
       50,642  Emerson Electric Co..............................................................................       3,182,343
                                                                                                                  --------------
               FOOD PRODUCTS -- 0.7%
       60,593  General Mills, Inc...............................................................................       3,136,294
       43,489  Kellogg Co.......................................................................................       2,712,409
                                                                                                                  --------------
                                                                                                                       5,848,703
                                                                                                                  --------------
               HEALTH CARE PROVIDERS & SERVICES -- 0.4%
      105,933  Owens & Minor, Inc...............................................................................       3,093,244
                                                                                                                  --------------
               HOUSEHOLD PRODUCTS -- 0.7%
       23,169  Kimberly-Clark Corp..............................................................................       2,726,528
       30,189  Procter & Gamble (The) Co........................................................................       2,746,595
                                                                                                                  --------------
                                                                                                                       5,473,123
                                                                                                                  --------------
               INSURANCE -- 0.4%
      187,603  Old Republic International Corp..................................................................       3,693,903
                                                                                                                  --------------
               IT SERVICES -- 0.8%
       25,637  International Business Machines Corp.............................................................       3,719,416
      166,871  Western Union (The) Co...........................................................................       3,203,923
                                                                                                                  --------------
                                                                                                                       6,923,339
                                                                                                                  --------------
               MEDIA -- 0.6%
      291,536  Regal Entertainment Group, Class A...............................................................       4,664,576
                                                                                                                  --------------
               METALS & MINING -- 0.4%
       57,100  Compass Minerals International, Inc..............................................................       3,705,790
                                                                                                                  --------------
               MULTI-UTILITIES -- 3.2%
       48,255  Ameren Corp......................................................................................       2,791,069
      117,034  Centerpoint Energy, Inc..........................................................................       3,418,563
       36,253  Consolidated Edison, Inc.........................................................................       2,924,892
       44,549  Dominion Energy, Inc.............................................................................       3,427,155
       25,116  DTE Energy Co....................................................................................       2,696,454
       54,731  NorthWestern Corp................................................................................       3,116,383


Page 36                 See Notes to Financial Statements

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

SEPTEMBER 30, 2017

   SHARES                                                 DESCRIPTION                                                 VALUE
-------------  -------------------------------------------------------------------------------------------------  --------------
COMMON STOCKS (CONTINUED)
               MULTI-UTILITIES (CONTINUED)
       74,228  Public Service Enterprise Group, Inc.............................................................  $    3,433,045
       56,871  SCANA Corp.......................................................................................       2,757,675
       46,002  WEC Energy Group, Inc............................................................................       2,888,005
                                                                                                                  --------------
                                                                                                                      27,453,241
                                                                                                                  --------------
               OIL, GAS & CONSUMABLE FUELS -- 0.4%
       34,341  Phillips 66......................................................................................       3,145,979
                                                                                                                  --------------
               PHARMACEUTICALS -- 0.4%
      102,600  Pfizer, Inc......................................................................................       3,662,820
                                                                                                                  --------------
               THRIFTS & MORTGAGE FINANCE -- 1.1%
      399,996  New York Community Bancorp, Inc..................................................................       5,155,948
      232,274  Northwest Bancshares, Inc........................................................................       4,011,372
                                                                                                                  --------------
                                                                                                                       9,167,320
                                                                                                                  --------------
               TOBACCO -- 0.4%
       55,131  Altria Group, Inc................................................................................       3,496,408
                                                                                                                  --------------
               TOTAL COMMON STOCKS..............................................................................     171,622,958
               (Cost $166,303,098)                                                                                --------------

REAL ESTATE INVESTMENT TRUSTS -- 19.9%
               HEALTH CARE REITS -- 2.6%
       83,664  LTC Properties, Inc..............................................................................       3,930,535
      511,595  Medical Properties Trust, Inc....................................................................       6,717,242
       55,534  National Health Investors, Inc...................................................................       4,292,223
      230,854  Omega Healthcare Investors, Inc..................................................................       7,366,551
                                                                                                                  --------------
                                                                                                                      22,306,551
                                                                                                                  --------------
               HOTEL & RESORT REITS -- 1.8%
      219,962  Host Hotels & Resorts, Inc.......................................................................       4,067,097
      287,386  RLJ Lodging Trust................................................................................       6,322,492
       77,490  Ryman Hospitality Properties, Inc................................................................       4,842,350
                                                                                                                  --------------
                                                                                                                      15,231,939
                                                                                                                  --------------
               MORTGAGE REITS -- 11.6%
      440,162  AGNC Investment Corp.............................................................................       9,542,712
      556,411  Annaly Capital Management, Inc...................................................................       6,782,650
      524,459  Apollo Commercial Real Estate Finance, Inc.......................................................       9,497,953
      238,236  Blackstone Mortgage Trust, Inc., Class A.........................................................       7,390,081
      512,888  Chimera Investment Corp..........................................................................       9,703,841
      526,769  Invesco Mortgage Capital, Inc....................................................................       9,023,553
      997,740  MFA Financial, Inc...............................................................................       8,740,202
      630,489  New Residential Investment Corp..................................................................      10,548,081
      574,354  PennyMac Mortgage Investment Trust...............................................................       9,988,016
      364,645  Starwood Property Trust, Inc.....................................................................       7,920,089
      900,498  Two Harbors Investment Corp......................................................................       9,077,020
                                                                                                                  --------------
                                                                                                                      98,214,198
                                                                                                                  --------------
               RETAIL REITS -- 2.1%
      259,843  Brixmor Property Group, Inc......................................................................       4,885,049
      102,285  National Retail Properties, Inc..................................................................       4,261,193
       25,428  Simon Property Group, Inc........................................................................       4,094,162
      200,676  Tanger Factory Outlet Centers, Inc...............................................................       4,900,508
                                                                                                                  --------------
                                                                                                                      18,140,912
                                                                                                                  --------------


                        See Notes to Financial Statements                Page 37

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

SEPTEMBER 30, 2017

   SHARES                                                 DESCRIPTION                                                 VALUE
-------------  -------------------------------------------------------------------------------------------------  --------------
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
               SPECIALIZED REITS -- 1.8%
       73,385  EPR Properties...................................................................................  $    5,117,870
      152,563  Gaming and Leisure Properties, Inc...............................................................       5,628,049
       62,940  Lamar Advertising Co., Class A...................................................................       4,313,278
                                                                                                                  --------------
                                                                                                                      15,059,197
                                                                                                                  --------------
               TOTAL REAL ESTATE INVESTMENT TRUSTS..............................................................     168,952,797
               (Cost $158,929,226)                                                                                --------------

EXCHANGE-TRADED FUNDS -- 19.7%
               CAPITAL MARKETS* -- 19.7%
    3,423,720  First Trust Tactical High Yield ETF..............................................................     167,967,703
               (Cost $168,187,760)                                                                                --------------

               TOTAL INVESTMENTS -- 99.0%........................................................................    841,953,175
               (Cost $826,151,547) (d)
               NET OTHER ASSETS AND LIABILITIES -- 1.0%..........................................................      8,449,481
                                                                                                                  --------------
               NET ASSETS -- 100.0%.............................................................................. $  850,402,656
                                                                                                                  ==============

(a)   Perpetual maturity.

(b) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at September 30, 2017. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(c)   Floating rate security.

(d) Aggregate cost for federal income tax purposes is $826,865,784. As of September 30, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $32,329,693 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $17,242,302. The net unrealized appreciation was $15,087,391.

* Represents investment in affiliated fund.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2017 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                                                           LEVEL 2         LEVEL 3
                                                          TOTAL           LEVEL 1        SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT          QUOTED        OBSERVABLE     UNOBSERVABLE
                                                        9/30/2017          PRICES          INPUTS          INPUTS
                                                      --------------   --------------   -------------   -------------
Master Limited Partnerships**.......................  $  170,129,839   $  170,129,839   $          --   $          --
$25 Par Preferred Securities**......................     152,679,567      152,679,567              --              --
$50 Par Preferred Securities**......................      10,600,311       10,600,311              --              --
Common Stocks**.....................................     171,622,958      171,622,958              --              --
Real Estate Investment Trusts**.....................     168,952,797      168,952,797              --              --
Exchange-Traded Funds**.............................     167,967,703      167,967,703              --              --
                                                      --------------   --------------   -------------   -------------
Total Investments...................................  $  841,953,175   $  841,953,175   $          --   $          --
                                                      ==============   ==============   =============   =============

** See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at September 30, 2017.


Page 38                 See Notes to Financial Statements

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2017

   SHARES                                                 DESCRIPTION                                                 VALUE
-------------  -------------------------------------------------------------------------------------------------  --------------
COMMON STOCKS -- 40.5%
               AIR FREIGHT & LOGISTICS -- 0.5%
        1,870  bpost S.A........................................................................................  $       55,585
                                                                                                                  --------------
               AUTOMOBILES -- 1.3%
          449  Bayerische Motoren Werke AG......................................................................          45,548
          584  Bayerische Motoren Werke AG (Preference Shares)..................................................          52,030
          694  Daimler AG.......................................................................................          55,341
                                                                                                                  --------------
                                                                                                                         152,919
                                                                                                                  --------------
               BANKS -- 6.4%
      106,048  Agricultural Bank of China Ltd., Class H.........................................................          47,515
        2,133  Australia & New Zealand Banking Group Ltd........................................................          49,524
       88,654  Bank of China Ltd., Class H......................................................................          43,694
       65,502  Bank of Communications Co., Ltd., Class H........................................................          47,796
          508  Canadian Imperial Bank of Commerce...............................................................          44,447
          770  Commonwealth Bank of Australia...................................................................          45,450
       73,296  CTBC Financial Holding Co., Ltd..................................................................          45,925
       64,469  First Financial Holding Co., Ltd.................................................................          41,351
       61,032  Industrial & Commercial Bank of China Ltd., Class H..............................................          45,315
       77,700  Krung Thai Bank PCL..............................................................................          43,801
          926  Laurentian Bank of Canada........................................................................          44,758
       22,700  Malayan Banking Bhd..............................................................................          51,233
       67,300  Mega Financial Holding Co., Ltd..................................................................          52,599
        4,179  Nordea Bank AB...................................................................................          56,644
        3,811  Skandinaviska Enskilda Banken AB, Class A........................................................          50,206
        2,137  Swedbank AB, Class A.............................................................................          59,086
                                                                                                                  --------------
                                                                                                                         769,344
                                                                                                                  --------------
               CAPITAL MARKETS -- 1.6%
        1,203  Bolsas y Mercados Espanoles SHMSF S.A............................................................          41,517
        2,158  CI Financial Corp................................................................................          47,199
        1,514  IGM Financial, Inc...............................................................................          50,889
          733  Macquarie Group Ltd..............................................................................          52,276
                                                                                                                  --------------
                                                                                                                         191,881
                                                                                                                  --------------
               CHEMICALS -- 1.3%
       18,026  Formosa Chemicals & Fibre Corp...................................................................          54,808
       15,031  Formosa Plastics Corp............................................................................          45,503
       21,601  Nan Ya Plastics Corp.............................................................................          53,212
                                                                                                                  --------------
                                                                                                                         153,523
                                                                                                                  --------------
               CONSTRUCTION & ENGINEERING -- 0.4%
        1,835  Skanska AB, Class B..............................................................................          42,513
                                                                                                                  --------------
               CONTAINERS & PACKAGING -- 0.3%
       23,270  Taiwan Hon Chuan Enterprise Co., Ltd.............................................................          42,206
                                                                                                                  --------------
               DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.9%
           85  Swisscom AG......................................................................................          43,556
       12,740  Telia Co., AB....................................................................................          60,001
                                                                                                                  --------------
                                                                                                                         103,557
                                                                                                                  --------------
               ELECTRIC UTILITIES -- 8.1%
       68,251  AusNet Services..................................................................................          90,476
        7,626  CEZ A.S..........................................................................................         153,090
       21,242  Contact Energy Ltd...............................................................................          84,387
        2,061  Emera, Inc.......................................................................................          78,063
        4,402  Endesa S.A.......................................................................................          99,242
        1,664  Fortis, Inc......................................................................................          59,718
        7,769  Fortum OYJ.......................................................................................         155,087


                        See Notes to Financial Statements                Page 39

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

SEPTEMBER 30, 2017

   SHARES                                                 DESCRIPTION                                                 VALUE
-------------  -------------------------------------------------------------------------------------------------  --------------
COMMON STOCKS (CONTINUED)
               ELECTRIC UTILITIES (CONTINUED)
       47,398  Spark Infrastructure Group.......................................................................  $       93,691
        6,310  SSE PLC..........................................................................................         118,122
       14,500  Tenaga Nasional Bhd..............................................................................          49,175
                                                                                                                  --------------
                                                                                                                         981,051
                                                                                                                  --------------
               ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.4%
       40,133  WPG Holdings Ltd.................................................................................          53,402
                                                                                                                  --------------
               FOOD & STAPLES RETAILING -- 0.4%
        1,325  Wesfarmers Ltd...................................................................................          42,956
                                                                                                                  --------------
               HOTELS, RESTAURANTS & LEISURE -- 0.8%
        4,904  Greene King PLC..................................................................................          35,913
       39,483  Marston's PLC....................................................................................          57,510
                                                                                                                  --------------
                                                                                                                          93,423
                                                                                                                  --------------
               INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS -- 4.3%
        6,748  Algonquin Power & Utilities Corp.................................................................          71,333
        5,296  Capital Power Corp...............................................................................         104,711
      356,000  China Power International Development Ltd........................................................         117,123
       28,700  Glow Energy PCL..................................................................................          76,806
        4,261  Northland Power, Inc.............................................................................          79,090
       40,800  Ratchaburi Electricity Generating Holding PCL....................................................          65,757
                                                                                                                  --------------
                                                                                                                         514,820
                                                                                                                  --------------
               INSURANCE -- 3.9%
        2,635  Gjensidige Forsikring ASA........................................................................          45,855
       14,689  Legal & General Group PLC........................................................................          51,157
          212  Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen........................................          45,327
        1,051  NN Group N.V.....................................................................................          43,985
        1,702  Power Corp. of Canada............................................................................          43,254
        1,633  Power Financial Corp.............................................................................          45,296
          869  Sampo OYJ, Class A...............................................................................          45,931
          530  Swiss Re AG......................................................................................          48,000
        1,915  Tryg A.S.........................................................................................          44,223
        5,091  UNIQA Insurance Group AG.........................................................................          53,335
                                                                                                                  --------------
                                                                                                                         466,363
                                                                                                                  --------------
               MULTI-UTILITIES -- 5.9%
        1,945  Canadian Utilities Ltd., Class A.................................................................          60,404
       41,073  Centrica PLC.....................................................................................         102,920
        7,717  Engie S.A........................................................................................         131,065
      287,000  Keppel Infrastructure Trust......................................................................         116,370
        6,585  National Grid PLC................................................................................          81,586
       33,284  Redes Energeticas Nacionais SGPS S.A.............................................................         108,338
      354,600  YTL Corp. Bhd....................................................................................         114,211
                                                                                                                  --------------
                                                                                                                         714,894
                                                                                                                  --------------
               OIL, GAS & CONSUMABLE FUELS -- 1.8%
        2,803  Enagas S.A.......................................................................................          78,929
        2,515  Pembina Pipeline Corp............................................................................          88,244
       48,420  Semirara Mining and Power Corp...................................................................          44,513
                                                                                                                  --------------
                                                                                                                         211,686
                                                                                                                  --------------
               REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.4%
       73,600  Pruksa Real Estate PCL (a).......................................................................          51,862
                                                                                                                  --------------


Page 40                 See Notes to Financial Statements

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

SEPTEMBER 30, 2017

   SHARES                                                 DESCRIPTION                                                 VALUE
-------------  -------------------------------------------------------------------------------------------------  --------------
COMMON STOCKS (CONTINUED)
               ROAD & RAIL -- 0.3%
       24,400  ComfortDelGro Corp., Ltd.........................................................................  $       37,415
                                                                                                                  --------------
               TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS -- 0.8%
        5,936  Asustek Computer, Inc............................................................................          48,840
       19,960  Chicony Electronics Co., Ltd.....................................................................          47,392
                                                                                                                  --------------
                                                                                                                          96,232
                                                                                                                  --------------
               THRIFTS & MORTGAGE FINANCE -- 0.4%
        1,279  Aareal Bank AG...................................................................................          54,155
                                                                                                                  --------------
               TRADING COMPANIES & DISTRIBUTORS -- 0.3%
        2,400  Kuroda Electric Co., Ltd.........................................................................          41,847
                                                                                                                  --------------
               TOTAL COMMON STOCKS..............................................................................       4,871,634
               (Cost $4,699,206)                                                                                  --------------

REAL ESTATE INVESTMENT TRUSTS -- 19.6%
               DIVERSIFIED REITS -- 6.8%
       11,542  Artis Real Estate Investment Trust...............................................................         122,288
       18,931  Charter Hall Group...............................................................................          79,742
       15,257  Cominar Real Estate Investment Trust.............................................................         165,929
          804  Fonciere Des Regions.............................................................................          83,517
        5,613  H&R Real Estate Investment Trust.................................................................          96,897
      117,600  Mapletree Greater China Commercial Trust.........................................................         100,135
       25,450  Stockland........................................................................................          85,841
      142,908  Yuexiu Real Estate Investment Trust..............................................................          90,008
                                                                                                                  --------------
                                                                                                                         824,357
                                                                                                                  --------------
               INDUSTRIAL REITS -- 3.2%
       43,800  Ascendas Real Estate Investment Trust............................................................          85,892
       83,200  Mapletree Industrial Trust.......................................................................         115,006
       91,300  Mapletree Logistics Trust........................................................................          83,462
       49,871  Tritax Big Box REIT PLC..........................................................................          95,162
                                                                                                                  --------------
                                                                                                                         379,522
                                                                                                                  --------------
               OFFICE REITS -- 1.5%
       61,800  CapitaLand Commercial Trust......................................................................          75,402
        6,326  Dream Office Real Estate Investment Trust........................................................         106,620
                                                                                                                  --------------
                                                                                                                         182,022
                                                                                                                  --------------
               RESIDENTIAL REITS -- 0.8%
      108,200  Ascott Residence Trust...........................................................................          93,726
                                                                                                                  --------------
               RETAIL REITS -- 7.3%
       38,136  BWP Trust........................................................................................          88,246
       51,100  CapitaLand Mall Trust............................................................................          75,344
       32,383  Charter Hall Retail REIT.........................................................................         100,335
        2,064  Eurocommercial Properties N.V....................................................................          88,259
       25,193  Intu Properties PLC..............................................................................          77,813
        4,541  RioCan Real Estate Investment Trust..............................................................          87,090
       50,269  Shopping Centres Australasia Property Group......................................................          90,297
        3,273  Smart Real Estate Investment Trust...............................................................          77,225
       44,587  Vicinity Centres.................................................................................          93,031
        2,268  Wereldhave N.V...................................................................................         106,967
                                                                                                                  --------------
                                                                                                                         884,607
                                                                                                                  --------------
               TOTAL REAL ESTATE INVESTMENT TRUSTS..............................................................       2,364,234
               (Cost $2,364,962)                                                                                  --------------


                        See Notes to Financial Statements                Page 41

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

SEPTEMBER 30, 2017

                                                                                      STATED          STATED
    SHARES                                 DESCRIPTION                                 RATE          MATURITY         VALUE
-------------  ------------------------------------------------------------------  -------------  --------------  --------------
$25 PAR PREFERRED SECURITIES (B) -- 12.1%
               BANKS -- 7.6%
        5,043  Bank of Nova Scotia (The), Series 34 (c)..........................      5.50%           (d)        $      108,721
        4,966  Bank of Nova Scotia (The), Series 36 (c)..........................      5.50%           (d)               107,419
        3,978  Bank of Nova Scotia (The), Series 38 (c)..........................      4.85%           (d)                84,326
        5,129  National Bank of Canada, Series 34 (c)............................      5.60%           (d)               109,959
        5,390  Royal Bank of Canada, Series AZ (c)...............................      4.00%           (d)                97,195
        5,058  Royal Bank of Canada, Series BK (c)...............................      5.50%           (d)               108,761
        5,022  Royal Bank of Canada, Series BM (c)...............................      5.50%           (d)               108,067
        5,000  Toronto-Dominion Bank (The), Series 12 (c)........................      5.50%           (d)               107,714
        4,145  Toronto-Dominion Bank (The), Series 14 (c)........................      4.85%           (d)                87,202
                                                                                                                  --------------
                                                                                                                         919,364
                                                                                                                  --------------
               DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.9%
        6,905  BCE, Inc., Series AK (c)..........................................      2.95%           (d)               101,548
                                                                                                                  --------------
               INSURANCE -- 1.4%
        2,722  Manulife Financial Corp., Series 23 (c)...........................      4.85%           (d)                55,978
        6,002  Sun Life Financial, Inc., Series 1................................      4.75%           (d)               109,145
                                                                                                                  --------------
                                                                                                                         165,123
                                                                                                                  --------------
               OIL, GAS & CONSUMABLE FUELS -- 2.2%
        6,275  Enbridge, Inc., Series 11 (c).....................................      4.40%           (d)               107,471
        4,994  TransCanada Corp., Series 13 (c)..................................      5.50%           (d)               106,304
        2,455  TransCanada Corp., Series 15 (c)..................................      4.90%           (d)                51,057
                                                                                                                  --------------
                                                                                                                         264,832
                                                                                                                  --------------
               TOTAL $25 PAR PREFERRED SECURITIES................................                                      1,450,867
               (Cost $1,370,443)                                                                                  --------------

$100 PAR PREFERRED SECURITIES (b) -- 5.2%
               BANKS -- 5.2%
          780  Australia & New Zealand Banking Group Ltd., Series CN4, ASX
                  Australian Bank Bill Short Term Rates 3 Mo. + 4.70% (e)........      6.41%           (d)                65,037
          945  Australia & New Zealand Banking Group Ltd., Series CPS3, ASX
                  Australian Bank Bill Short Term Rates 6 Mo. + 3.10% (e)........      5.00%           (d)                74,630
          982  Commonwealth Bank of Australia, Series VI, ASX Australian Bank
                  Bill Short Term Rates 3 Mo. + 3.80% (e)........................      5.52%           (d)                78,561
        1,122  Commonwealth Bank of Australia, Series VIII, ASX Australian Bank
                  Bill Short Term Rates 3 Mo. + 5.20% (e)........................      6.92%           (d)                94,610
          937  National Australia Bank Ltd., Series CN, ASX Australian Bank Bill
                  Short Term Rates 3 Mo. + 3.50% (e).............................      5.21%           (d)                74,593
          902  National Australia Bank Ltd., Series CPS, ASX Australian Bank Bill
                  Short Term Rates 3 Mo. + 3.20% (e).............................      4.91%           (d)                71,361
          920  National Australia Bank Ltd., Series CPS2, ASX Australian Bank Bill
                  Short Term Rates 3 Mo. + 3.25% (e).............................      4.97%           (d)                72,439
        1,092  Westpac Banking Corp., Series CN4, ASX Australian Bank Bill Short
                  Term Rates 3 Mo. + 4.90%  (e)..................................      6.60%           (d)                91,310
                                                                                                                  --------------
               TOTAL $100 PAR PREFERRED SECURITIES..............................................................         622,541
               (Cost $593,543)                                                                                    --------------

OTHER PREFERRED SECURITIES -- 2.6%
               BANKS -- 2.6%
       56,732  Lloyds Banking Group PLC..........................................      9.25%           (d)               127,335
       32,008  Standard Bank Group Ltd...........................................       (f)            (d)               190,316
                                                                                                                  --------------
               TOTAL OTHER PREFERRED SECURITIES.................................................................         317,651
               (Cost $327,361)                                                                                    --------------


Page 42                 See Notes to Financial Statements

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

SEPTEMBER 30, 2017

    SHARES                                                DESCRIPTION                                                 VALUE
-------------  -------------------------------------------------------------------------------------------------  --------------
EXCHANGE-TRADED FUNDS -- 19.7%
               CAPITAL MARKETS -- 19.7%
       46,814  iShares Emerging Markets High Yield Bond ETF.....................................................  $    2,377,730
               (Cost $2,389,392)                                                                                  --------------

RIGHTS -- 0.0%
               EQUITY REAL ESTATE INVESTMENT TRUSTS -- 0.0%
       10,258  CapitaLand Commercial Trust, expiring 10/19/17...................................................           2,208
       10,090  Mapletree Logistics, expiring 10/04/17...........................................................             707
                                                                                                                  --------------
               TOTAL RIGHTS.....................................................................................           2,915
               (Cost $0)                                                                                          --------------

               TOTAL INVESTMENTS -- 99.7%.......................................................................      12,007,572
               (Cost $11,744,907) (g)
               NET OTHER ASSETS AND LIABILITIES -- 0.3%.........................................................          30,173
                                                                                                                  --------------
               NET ASSETS -- 100.0%.............................................................................  $   12,037,745
                                                                                                                  ==============

(a)   Non-income producing security.

(b) Par value shown is denominated in USD. The actual par value may be denominated in a foreign currency.

(c) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at September 30, 2017. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(d)   Perpetual maturity.

(e)   Floating rate security.

(f)   Zero coupon security.

(g) Aggregate cost for federal income tax purposes is $11,840,030. As of September 30, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $497,019 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $329,477. The net unrealized appreciation was $167,542.

For a breakdown of the portfolio securities by country of incorporation, please see the Fund Performance Overview.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2017 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                                                           LEVEL 2         LEVEL 3
                                                          TOTAL           LEVEL 1        SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT          QUOTED        OBSERVABLE     UNOBSERVABLE
                                                        9/30/2017          PRICES          INPUTS          INPUTS
                                                      --------------   --------------   -------------   -------------
Common Stocks*......................................  $    4,871,634   $    4,871,634   $          --   $          --
Real Estate Investment Trusts*......................       2,364,234        2,364,234              --              --
$25 Par Preferred Securities*.......................       1,450,867        1,450,867              --              --
$100 Par Preferred Securities*......................         622,541          622,541              --              --
Other Preferred Securities*.........................         317,651          317,651              --              --
Exchange-Traded Funds*..............................       2,377,730        2,377,730              --              --
Rights*.............................................           2,915               --           2,915              --
                                                      --------------   --------------   -------------   -------------
Total Investments...................................  $   12,007,572   $   12,004,657   $       2,915   $          --
                                                      ==============   ==============   =============   =============

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. As of September 30, 2017, the Fund transferred investments valued at $2,860,058 from Level 2 to Level 1 of the fair value hierarchy. The investments that transferred from Level 2 to Level 1 did so as a result of being valued based on quoted prices at September 30, 2017. Previously, these investments were fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets' close and the New York Stock Exchange close on September 30, 2016, exceeding a certain threshold.


                        See Notes to Financial Statements                Page 43

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

SEPTEMBER 30, 2017


CURRENCY EXPOSURE                     % OF TOTAL
DIVERSIFICATION                       INVESTMENTS
--------------------------------------------------
Canadian Dollar                          24.35%
US Dollar                                19.80
Australian Dollar                        12.78
Euro                                     11.19
Singapore Dollar                          6.54
British Pound Sterling                    6.23
Taiwan Dollar                             4.04
Hong Kong Dollar                          3.26
Swedish Krona                             2.24
Thai Baht                                 1.98
Malaysian Ringgit                         1.79
South African Rand                        1.59
Czech Koruna                              1.28
Swiss Franc                               0.76
New Zealand Dollar                        0.70
Norwegian Krone                           0.38
Philippine Peso                           0.37
Danish Krone                              0.37
Japanese Yen                              0.35
--------------------------------------------------
                             Total      100.00%
                                        ======


Page 44                  See Notes to Financial Statements

FIRST TRUST HIGH INCOME ETF (FTHI)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2017

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
COMMON STOCKS -- 88.4%
               AEROSPACE & DEFENSE -- 3.7%
        4,445  Boeing (The) Co.                     $  1,129,963
        1,285  Lockheed Martin Corp.                     398,723
        4,884  Spirit AeroSystems Holdings,
                  Inc., Class A                          379,585
                                                    ------------
                                                       1,908,271
                                                    ------------
               AIR FREIGHT & LOGISTICS -- 1.1%
          483  FedEx Corp.                               108,955
        2,776  United Parcel Service, Inc.,
                  Class B (a)                            333,370
        1,745  XPO Logistics, Inc. (b)                   118,276
                                                    ------------
                                                         560,601
                                                    ------------
               AIRLINES -- 0.6%
        2,769  American Airlines Group, Inc.             131,500
        3,802  Delta Air Lines, Inc.                     183,332
                                                    ------------
                                                         314,832
                                                    ------------
               AUTO COMPONENTS -- 1.1%
        3,424  Lear Corp. (a)                            592,626
                                                    ------------
               BANKS -- 8.0%
       14,070  Associated Banc-Corp                      341,198
       27,112  Bank of America Corp.                     687,018
        8,186  Bank of Hawaii Corp.                      682,385
        5,912  Banner Corp.                              362,287
        8,325  FCB Financial Holdings, Inc.,
                  Class A (b)                            402,097
       13,523  JPMorgan Chase & Co.                    1,291,582
        1,492  PNC Financial Services Group
                  (The), Inc.                            201,077
        2,656  South State Corp.                         239,173
                                                    ------------
                                                       4,206,817
                                                    ------------
               BEVERAGES -- 0.8%
       16,346  Ambev S.A., ADR                           107,720
        1,413  Boston Beer (The) Co., Inc.,
                  Class A (b)                            220,711
          766  Diageo PLC, ADR                           101,211
                                                    ------------
                                                         429,642
                                                    ------------
               BIOTECHNOLOGY -- 4.3%
        2,148  AbbVie, Inc.                              190,871
        2,653  Amgen, Inc.                               494,652
          350  Biogen Idec, Inc. (b)                     109,592
        3,064  Bioverative, Inc. (b)                     174,863
        7,015  FibroGen, Inc. (b)                        377,407
        9,173  Gilead Sciences, Inc. (a)                 743,196
          822  Kite Pharma, Inc. (b)                     147,804
                                                    ------------
                                                       2,238,385
                                                    ------------
               BUILDING PRODUCTS -- 0.2%
        6,027  Builders FirstSource, Inc. (b)            108,426
                                                    ------------
               CAPITAL MARKETS -- 0.6%
        2,004  S&P Global, Inc.                          313,245
                                                    ------------


SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
               CHEMICALS -- 0.6%
        7,642  Huntsman Corp.                       $    209,544
        1,265  Stepan Co.                                105,830
                                                    ------------
                                                         315,374
                                                    ------------
               COMMUNICATIONS EQUIPMENT
                  -- 0.2%
        3,154  Cisco Systems, Inc. (a)                   106,069
                                                    ------------
               CONSUMER FINANCE -- 1.6%
        8,563  Ally Financial, Inc.                      207,739
        7,102  Capital One Financial Corp.               601,255
                                                    ------------
                                                         808,994
                                                    ------------
               CONTAINERS & PACKAGING -- 1.4%
        6,158  Packaging Corp. of America                706,199
                                                    ------------
               DIVERSIFIED CONSUMER SERVICES
                  -- 0.6%
       22,856  Laureate Education, Inc.,
                  Class A (b)                            332,555
                                                    ------------
               DIVERSIFIED TELECOMMUNICATION
                  SERVICES -- 1.3%
       12,976  AT&T, Inc. (a)                            508,270
        3,501  Verizon Communications, Inc.              173,264
                                                    ------------
                                                         681,534
                                                    ------------
               ELECTRIC UTILITIES -- 0.8%
        3,843  Avangrid, Inc.                            182,235
        4,995  Portland General Electric Co.             227,972
                                                    ------------
                                                         410,207
                                                    ------------
               ELECTRICAL EQUIPMENT -- 0.4%
        4,135  Generac Holdings, Inc. (b)                189,921
                                                    ------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  -- 1.1%
       20,443  Jabil, Inc.                               583,648
                                                    ------------
               ENERGY EQUIPMENT & SERVICES
                  -- 0.2%
       16,576  McDermott International, Inc. (b)         120,508
                                                    ------------
               FOOD & STAPLES RETAILING -- 4.4%
        1,861  Costco Wholesale Corp. (a)                305,744
       10,237  CVS Health Corp.                          832,473
       15,068  Wal-Mart Stores, Inc.                   1,177,413
                                                    ------------
                                                       2,315,630
                                                    ------------
               FOOD PRODUCTS -- 2.8%
       15,468  Cal-Maine Foods, Inc. (b)                 635,735
       12,141  Pilgrim's Pride Corp. (b)                 344,926
        2,995  Sanderson Farms, Inc.                     483,752
                                                    ------------
                                                       1,464,413
                                                    ------------
               HEALTH CARE EQUIPMENT
                  & SUPPLIES -- 0.2%
        1,222  Nevro Corp. (b)                           111,055
                                                    ------------


                        See Notes to Financial Statements                Page 45

FIRST TRUST HIGH INCOME ETF (FTHI)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2017

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
COMMON STOCKS (CONTINUED)
               HEALTH CARE PROVIDERS & SERVICES
                  -- 5.8%
        1,984  Aetna, Inc.                          $    315,476
        2,616  Anthem, Inc.                              496,726
        1,825  Cigna Corp.                               341,166
        9,079  Express Scripts Holding
                  Co. (a) (b)                            574,882
        2,274  HealthSouth Corp.                         105,400
        1,632  Humana, Inc.                              397,604
        3,999  Molina Healthcare, Inc. (b)               274,971
        2,799  UnitedHealth Group, Inc. (a)              548,184
                                                    ------------
                                                       3,054,409
                                                    ------------
               HOTELS, RESTAURANTS & LEISURE
                  -- 2.0%
        8,220  Caesars Entertainment Corp. (b)           109,737
        2,804  Las Vegas Sands Corp.                     179,904
       27,482  Penn National Gaming, Inc. (b)            642,804
        2,828  Scientific Games Corp.,
                  Class A (b)                            129,664
                                                    ------------
                                                       1,062,109
                                                    ------------
               HOUSEHOLD DURABLES -- 1.1%
          159  NVR, Inc. (b)                             453,945
        4,560  Taylor Morrison Home Corp.,
                  Class A (b)                            100,548
                                                    ------------
                                                         554,493
                                                    ------------
               HOUSEHOLD PRODUCTS -- 0.4%
        1,573  Colgate-Palmolive Co.                     114,593
          825  Kimberly-Clark Corp.                       97,086
                                                    ------------
                                                         211,679
                                                    ------------
               INDUSTRIAL CONGLOMERATES -- 0.2%
          724  Honeywell International, Inc.             102,620
                                                    ------------
               INSURANCE -- 6.8%
        1,010  American Financial Group, Inc.            104,485
        8,357  Chubb, Ltd.                             1,191,290
       16,996  CNA Financial Corp.                       854,049
        2,587  First American Financial Corp.            129,272
        1,954  Hanover Insurance Group (The),
                  Inc.                                   189,401
          263  Markel Corp. (b)                          280,879
       15,688  MetLife, Inc.                             814,992
                                                    ------------
                                                       3,564,368
                                                    ------------
               INTERNET SOFTWARE & SERVICES
                  -- 2.9%
          816  Alphabet, Inc., Class A (b)               794,555
        2,264  Facebook, Inc., Class A (b)               386,850
          970  Stamps.com, Inc. (b)                      196,570
        3,551  Zillow Group, Inc., Class C (b)           142,786
                                                    ------------
                                                       1,520,761
                                                    ------------
               IT SERVICES -- 2.8%
        6,451  Accenture PLC, Class A                    871,337
        6,952  Travelport Worldwide Ltd.                 109,146
        4,594  Visa, Inc., Class A                       483,473
                                                    ------------
                                                       1,463,956
                                                    ------------


SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
               MACHINERY -- 0.7%
        3,710  Allison Transmission Holdings,
                  Inc.                              $    139,236
        2,834  Hillenbrand, Inc.                         110,101
        2,558  Terex Corp.                               115,161
                                                    ------------
                                                         364,498
                                                    ------------
               MEDIA -- 4.0%
          512  Charter Communications, Inc.,
                  Class A (b)                            186,071
        6,652  Comcast Corp., Class A                    255,969
       24,740  Live Nation Entertainment,
                  Inc. (b)                             1,077,427
       29,992  New York Times (The) Co.,
                  Class A                                587,843
                                                    ------------
                                                       2,107,310
                                                    ------------
               METALS & MINING -- 0.9%
        3,627  Royal Gold, Inc.                          312,067
        3,124  Worthington Industries, Inc.              143,704
                                                    ------------
                                                         455,771
                                                    ------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 5.5%
        3,900  BP PLC, ADR                               149,877
          922  Chevron Corp.                             108,335
       14,706  Exxon Mobil Corp. (a)                   1,205,598
        1,960  Marathon Petroleum Corp.                  109,917
        4,801  PBF Energy, Inc., Class A                 132,555
       27,646  Statoil ASA, ADR                          555,408
        6,272  Valero Energy Corp.                       482,505
        4,478  World Fuel Services Corp.                 151,849
                                                    ------------
                                                       2,896,044
                                                    ------------
               PERSONAL PRODUCTS -- 2.0%
       17,273  Unilever NV                             1,019,798
                                                    ------------
               PHARMACEUTICALS -- 2.8%
        9,398  Johnson & Johnson (a)                   1,221,834
        2,809  Novo Nordisk A/S, ADR                     135,253
        2,209  Sanofi, ADR                               109,986
                                                    ------------
                                                       1,467,073
                                                    ------------
               REAL ESTATE MANAGEMENT
                  & DEVELOPMENT -- 0.5%
        7,609  Realogy Holdings Corp.                    250,717
                                                    ------------
               ROAD & RAIL -- 0.2%
          956  Union Pacific Corp.                       110,867
                                                    ------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 2.0%
       10,891  Intel Corp. (a)                           414,729
       14,220  Taiwan Semiconductor
                  Manufacturing Co., Ltd., ADR           533,961
        1,224  Texas Instruments, Inc. (a)               109,720
                                                    ------------
                                                       1,058,410
                                                    ------------
               SOFTWARE -- 4.2%
        1,671  Activision Blizzard, Inc.                 107,796
        3,038  Atlassian Corp PLC, Class A (b)           106,786
        5,268  Electronic Arts, Inc. (b)                 621,940


Page 46                 See Notes to Financial Statements

FIRST TRUST HIGH INCOME ETF (FTHI)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2017

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
COMMON STOCKS (CONTINUED)
               SOFTWARE (CONTINUED)
        5,376  Oracle Corp.                         $    259,930
        6,862  RingCentral, Inc., Class A (b)            286,488
          926  ServiceNow, Inc. (b)                      108,833
        1,708  Splunk, Inc. (b)                          113,462
        3,274  Tableau Software, Inc., Class A (b)       245,190
        3,295  Workday, Inc., Class A (b)                347,260
                                                    ------------
                                                       2,197,685
                                                    ------------
               SPECIALTY RETAIL -- 2.5%
        4,863  Home Depot (The), Inc. (a)                795,393
        2,329  Lowe's Cos., Inc.                         186,180
        1,584  Murphy USA, Inc. (b)                      109,296
        4,962  Sally Beauty Holdings, Inc. (b)            97,156
        1,436  TJX (The) Cos., Inc.                      105,876
                                                    ------------
                                                       1,293,901
                                                    ------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 3.0%
        7,902  Apple, Inc. (a)                         1,217,856
       18,442  HP, Inc.                                  368,103
                                                    ------------
                                                       1,585,959
                                                    ------------
               TEXTILES, APPAREL & LUXURY GOODS
                  -- 0.2%
        1,876  Columbia Sportswear Co.                   115,524
                                                    ------------
               TOBACCO -- 0.5%
       12,969  Vector Group Ltd.                         265,475
                                                    ------------
               WIRELESS TELECOMMUNICATION
                 SERVICES -- 1.4%
       13,737  America Movil SAB de CV, ADR              243,832
       17,894  Vodafone Group PLC, ADR                   509,263
                                                    ------------
                                                         753,095
                                                    ------------
               TOTAL COMMON STOCKS                    46,295,474
               (Cost $42,126,895)                   ------------


SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
REAL ESTATE INVESTMENT TRUSTS -- 10.3%
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS -- 5.7%
        8,997  American Tower Corp.                 $  1,229,710
       19,137  Apple Hospitality REIT, Inc.              361,881
        3,498  Duke Realty Corp.                         100,812
        6,472  Equity Commonwealth (b)                   196,749
        4,727  Equity LifeStyle Properties, Inc.         402,173
        4,541  Outfront Media, Inc.                      114,343
       35,249  VEREIT, Inc.                              292,214
       12,800  Xenia Hotels & Resorts, Inc.              269,440
                                                    ------------
                                                       2,967,322
                                                    ------------
               MORTGAGE REAL ESTATE INVESTMENT
                  TRUSTS -- 4.6%
       57,023  AGNC Investment Corp.                   1,236,258
       80,199  Annaly Capital Management,
                  Inc. (a)                               977,626
        5,508  Apollo Commercial Real Estate
                  Finance, Inc.                           99,750
       11,325  MFA Financial, Inc.                        99,207
                                                    ------------
                                                       2,412,841
                                                    ------------
               TOTAL REAL ESTATE
                  INVESTMENT TRUSTS                    5,380,163
               (Cost $5,070,690)                    ------------

               TOTAL INVESTMENTS -- 98.7%           $ 51,675,637
               (Cost $47,197,585) (c)               ------------


                        See Notes to Financial Statements                Page 47

FIRST TRUST HIGH INCOME ETF (FTHI)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2017

  NUMBER OF                                                           NOTIONAL       EXERCISE       EXPIRATION
  CONTRACTS                        DESCRIPTION                         AMOUNT          PRICE           DATE           VALUE
-------------  ---------------------------------------------------  -------------  -------------  --------------  --------------
OPTIONS WRITTEN -- (0.8%)
           24  S&P 500 Index......................................  $   6,046,464  $    2,475.00     Oct 2017     $     (119,544)
           20  S&P 500 Index......................................      5,038,720       2,500.00     Oct 2017            (55,000)
            6  S&P 500 Index......................................      1,511,616       2,525.00     Oct 2017             (7,200)
           22  S&P 500 Index......................................      5,542,592       2,525.00     Nov 2017            (51,480)
           18  S&P 500 Index......................................      4,534,848       2,550.00     Nov 2017            (20,700)
           15  S&P 500 Index......................................      3,779,040       2,500.00     Dec 2017            (79,500)
           20  S&P 500 Index......................................      5,038,720       2,525.00     Dec 2017            (72,000)
                                                                                                                  --------------
               TOTAL OPTIONS WRITTEN............................................................................        (405,424)
               (Premiums received $340,910)                                                                       --------------

               NET OTHER ASSETS AND LIABILITIES -- 2.1%..........................................................      1,114,978
                                                                                                                  --------------
               NET ASSETS -- 100.0%.............................................................................. $   52,385,191
                                                                                                                  ==============

(a) All or a portion of this security is pledged to cover index options written.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $47,020,316. As of September 30, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $4,649,937 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $400,040. The net unrealized appreciation was $4,249,897. The amounts presented are inclusive of derivative contracts.

ADR   American Depositary Receipt

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2017 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                    ASSETS TABLE
                                                                                         LEVEL 2         LEVEL 3
                                                          TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                                                        9/30/2017         PRICES          INPUTS          INPUTS
                                                      --------------  --------------  --------------  --------------
Common Stocks*......................................  $   46,295,474  $   46,295,474  $           --  $           --
Real Estate Investment Trusts*......................       5,380,163       5,380,163              --              --
                                                      --------------  --------------  --------------  --------------
Total Investments...................................  $   51,675,637  $   51,675,637  $           --  $           --
                                                      ==============  ==============  ==============  ==============

                                                 LIABILITIES TABLE
                                                                                         LEVEL 2         LEVEL 3
                                                          TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                                                        9/30/2017         PRICES          INPUTS          INPUTS
                                                      --------------  --------------  --------------  --------------
Options Written.....................................  $     (405,424) $     (405,424) $           --  $           --
                                                      ==============  ==============  ==============  ==============

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at September 30, 2017.


Page 48                 See Notes to Financial Statements

FIRST TRUST LOW BETA INCOME ETF (FTLB)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2017

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
COMMON STOCKS -- 88.0%
               AEROSPACE & DEFENSE -- 3.6%
          646  Boeing (The) Co. (a)                 $    164,219
          192  Lockheed Martin Corp.                      59,576
          733  Spirit AeroSystems Holdings,
                  Inc., Class A                           56,969
                                                    ------------
                                                         280,764
                                                    ------------
               AIR FREIGHT & LOGISTICS -- 1.1%
           72  FedEx Corp.                                16,242
          416  United Parcel Service, Inc.,
                  Class B (a)                             49,957
          262  XPO Logistics, Inc. (b)                    17,758
                                                    ------------
                                                          83,957
                                                    ------------
               AIRLINES -- 0.6%
          415  American Airlines Group, Inc.              19,708
          570  Delta Air Lines, Inc.                      27,486
                                                    ------------
                                                          47,194
                                                    ------------
               AUTO COMPONENTS -- 1.1%
          513  Lear Corp. (a)                             88,790
                                                    ------------
               BANKS -- 8.0%
        2,114  Associated Banc-Corp                       51,265
        4,066  Bank of America Corp. (a)                 103,032
        1,227  Bank of Hawaii Corp.                      102,283
          887  Banner Corp.                               54,355
        1,249  FCB Financial Holdings, Inc.,
                  Class A (b)                             60,327
        1,974  JPMorgan Chase & Co. (a)                  188,537
          224  PNC Financial Services Group
                  (The), Inc.                             30,188
          399  South State Corp.                          35,930
                                                    ------------
                                                         625,917
                                                    ------------
               BEVERAGES -- 0.8%
        2,450  Ambev S.A., ADR                            16,146
          212  Boston Beer (The) Co., Inc.,
                  Class A (b)                             33,114
          115  Diageo PLC, ADR                            15,195
                                                    ------------
                                                          64,455
                                                    ------------
               BIOTECHNOLOGY -- 4.3%
          323  AbbVie, Inc.                               28,702
          399  Amgen, Inc.                                74,394
           52  Biogen Idec, Inc. (b)                      16,282
          460  Bioverative, Inc. (b)                      26,252
        1,053  FibroGen, Inc. (b)                         56,651
        1,318  Gilead Sciences, Inc. (a)                 106,784
          123  Kite Pharma, Inc. (b)                      22,117
                                                    ------------
                                                         331,182
                                                    ------------
               BUILDING PRODUCTS -- 0.2%
          905  Builders FirstSource, Inc. (b)             16,281
                                                    ------------
               CAPITAL MARKETS -- 0.6%
          301  S&P Global, Inc.                           47,049
                                                    ------------


SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
               CHEMICALS -- 0.6%
        1,146  Huntsman Corp.                       $     31,423
          190  Stepan Co.                                 15,896
                                                    ------------
                                                          47,319
                                                    ------------
               COMMUNICATIONS EQUIPMENT
                  -- 0.2%
          474  Cisco Systems, Inc. (a)                    15,941
                                                    ------------
               CONSUMER FINANCE -- 1.6%
        1,286  Ally Financial, Inc.                       31,199
        1,067  Capital One Financial Corp.                90,332
                                                    ------------
                                                         121,531
                                                    ------------
               CONTAINERS & PACKAGING -- 1.3%
          880  Packaging Corp. of America                100,918
                                                    ------------
               DIVERSIFIED CONSUMER SERVICES
                  -- 0.6%
        3,437  Laureate Education, Inc.,
                  Class A (b)                             50,008
                                                    ------------
               DIVERSIFIED TELECOMMUNICATION
                  SERVICES -- 1.3%
        1,948  AT&T, Inc. (a)                             76,303
          525  Verizon Communications, Inc.               25,982
                                                    ------------
                                                         102,285
                                                    ------------
               ELECTRIC UTILITIES -- 0.8%
          577  Avangrid, Inc. (a)                         27,361
          749  Portland General Electric Co.              34,185
                                                    ------------
                                                          61,546
                                                    ------------
               ELECTRICAL EQUIPMENT -- 0.4%
          621  Generac Holdings, Inc. (b)                 28,522
                                                    ------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  -- 1.1%
        3,066  Jabil, Inc.                                87,534
                                                    ------------
               ENERGY EQUIPMENT & SERVICES
                  -- 0.2%
        2,488  McDermott International, Inc. (b)          18,088
                                                    ------------
               FOOD & STAPLES RETAILING -- 4.3%
          279  Costco Wholesale Corp. (a)                 45,837
        1,473  CVS Health Corp.                          119,784
        2,199  Wal-Mart Stores, Inc.                     171,830
                                                    ------------
                                                         337,451
                                                    ------------
               FOOD PRODUCTS -- 2.8%
        2,323  Cal-Maine Foods, Inc. (b)                  95,475
        1,822  Pilgrim's Pride Corp. (b)                  51,763
          449  Sanderson Farms, Inc.                      72,523
                                                    ------------
                                                         219,761
                                                    ------------
               HEALTH CARE EQUIPMENT
                  & SUPPLIES -- 0.2%
          184  Nevro Corp. (b)                            16,722
                                                    ------------


                        See Notes to Financial Statements                Page 49

FIRST TRUST LOW BETA INCOME ETF (FTLB)

SEPTEMBER 30, 2017

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
COMMON STOCKS (CONTINUED)
               HEALTH CARE PROVIDERS & SERVICES
                  -- 5.9%
          298  Aetna, Inc.                          $     47,385
          393  Anthem, Inc.                               74,623
          273  Cigna Corp.                                51,035
        1,363  Express Scripts Holding Co. (b)            86,305
          341  HealthSouth Corp.                          15,805
          245  Humana, Inc.                               59,689
          600  Molina Healthcare, Inc. (b)                41,256
          420  UnitedHealth Group, Inc. (a)               82,257
                                                    ------------
                                                         458,355
                                                    ------------
               HOTELS, RESTAURANTS & LEISURE
                  -- 2.0%
        1,236  Caesars Entertainment Corp. (b)            16,501
          420  Las Vegas Sands Corp.                      26,947
        4,124  Penn National Gaming, Inc. (b)             96,460
          423  Scientific Games Corp.,
                  Class A (b)                             19,395
                                                    ------------
                                                         159,303
                                                    ------------
               HOUSEHOLD DURABLES -- 1.1%
           24  NVR, Inc. (b)                              68,520
          685  Taylor Morrison Home Corp.,
                  Class A (b)                             15,104
                                                    ------------
                                                          83,624
                                                    ------------
               HOUSEHOLD PRODUCTS -- 0.4%
          236  Colgate-Palmolive Co.                      17,193
          124  Kimberly-Clark Corp.                       14,592
                                                    ------------
                                                          31,785
                                                    ------------
               INDUSTRIAL CONGLOMERATES -- 0.2%
          109  Honeywell International, Inc.              15,450
                                                    ------------
               INSURANCE -- 6.7%
          152  American Financial Group, Inc.             15,724
        1,219  Chubb, Ltd.                               173,769
        2,449  CNA Financial Corp.                       123,062
          388  First American Financial Corp.             19,388
          293  Hanover Insurance Group (The),
                  Inc.                                    28,401
           39  Markel Corp. (b)                           41,651
        2,248  MetLife, Inc.                             116,784
                                                    ------------
                                                         518,779
                                                    ------------
               INTERNET SOFTWARE & SERVICES
                  -- 2.9%
          117  Alphabet, Inc., Class A (a) (b)           113,925
          339  Facebook, Inc., Class A (b)                57,925
          146  Stamps.com, Inc. (b)                       29,587
          533  Zillow Group, Inc., Class C (b)            21,432
                                                    ------------
                                                         222,869
                                                    ------------
               IT SERVICES -- 2.8%
          929  Accenture PLC, Class A                    125,480
        1,044  Travelport Worldwide Ltd.                  16,391
          690  Visa, Inc., Class A                        72,615
                                                    ------------
                                                         214,486
                                                    ------------


SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
               MACHINERY -- 0.7%
          556  Allison Transmission Holdings,
                  Inc.                              $     20,867
          425  Hillenbrand, Inc.                          16,511
          384  Terex Corp.                                17,288
                                                    ------------
                                                          54,666
                                                    ------------
               MEDIA -- 4.0%
           77  Charter Communications, Inc.,
                  Class A (b)                             27,983
          998  Comcast Corp., Class A                     38,403
        3,590  Live Nation Entertainment,
                  Inc. (b)                               156,345
        4,495  New York Times (The) Co.,
                  Class A                                 88,102
                                                    ------------
                                                         310,833
                                                    ------------
               METALS & MINING -- 0.9%
          544  Royal Gold, Inc.                           46,806
          469  Worthington Industries, Inc.               21,574
                                                    ------------
                                                          68,380
                                                    ------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 5.5%
          585  BP PLC, ADR                                22,482
          138  Chevron Corp.                              16,215
        2,143  Exxon Mobil Corp. (a)                     175,683
          294  Marathon Petroleum Corp.                   16,487
          719  PBF Energy, Inc., Class A                  19,852
        4,152  Statoil ASA, ADR                           83,414
          941  Valero Energy Corp.                        72,391
          672  World Fuel Services Corp.                  22,787
                                                    ------------
                                                         429,311
                                                    ------------
               PERSONAL PRODUCTS -- 1.9%
        2,510  Unilever NV                               148,190
                                                    ------------
               PHARMACEUTICALS -- 2.8%
        1,373  Johnson & Johnson (a)                     178,504
          421  Novo Nordisk A/S, ADR                      20,271
          332  Sanofi, ADR                                16,530
                                                    ------------
                                                         215,305
                                                    ------------
               REAL ESTATE MANAGEMENT
                  & DEVELOPMENT -- 0.5%
        1,143  Realogy Holdings Corp.                     37,662
                                                    ------------
               ROAD & RAIL -- 0.2%
          143  Union Pacific Corp.                        16,584
                                                    ------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 2.0%
        1,635  Intel Corp. (a)                            62,261
        2,134  Taiwan Semiconductor
                  Manufacturing Co., Ltd., ADR            80,131
          184  Texas Instruments, Inc. (a)                16,494
                                                    ------------
                                                         158,886
                                                    ------------
               SOFTWARE -- 4.2%
          251  Activision Blizzard, Inc.                  16,192
          456  Atlassian Corp PLC, Class A (b)            16,028
          790  Electronic Arts, Inc. (b)                  93,267


Page 50                 See Notes to Financial Statements

FIRST TRUST LOW BETA INCOME ETF (FTLB)

SEPTEMBER 30, 2017

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
COMMON STOCKS (CONTINUED)
               SOFTWARE (CONTINUED)
          807  Oracle Corp.                         $     39,018
        1,030  RingCentral, Inc., Class A (b)             43,003
          139  ServiceNow, Inc. (b)                       16,337
          257  Splunk, Inc. (b)                           17,073
          491  Tableau Software, Inc., Class A (b)        36,771
          494  Workday, Inc., Class A (b)                 52,063
                                                    ------------
                                                         329,752
                                                    ------------
               SPECIALTY RETAIL -- 2.4%
          697  Home Depot (The), Inc. (a)                114,001
          349  Lowe's Cos., Inc.                          27,899
          238  Murphy USA, Inc. (b)                       16,422
          744  Sally Beauty Holdings, Inc. (b)            14,568
          215  TJX (The) Cos., Inc.                       15,852
                                                    ------------
                                                         188,742
                                                    ------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 3.0%
        1,154  Apple, Inc. (a)                           177,855
        2,768  HP, Inc.                                   55,249
                                                    ------------
                                                         233,104
                                                    ------------
               TEXTILES, APPAREL & LUXURY GOODS
                  -- 0.2%
          282  Columbia Sportswear Co.                    17,365
                                                    ------------
               TOBACCO -- 0.5%
        1,946  Vector Group Ltd.                          39,835
                                                    ------------
               WIRELESS TELECOMMUNICATION
                  SERVICES -- 1.5%
        2,062  America Movil SAB de CV, ADR               36,600
        2,686  Vodafone Group PLC, ADR                    76,444
                                                    ------------
                                                         113,044
                                                    ------------
               TOTAL COMMON STOCKS                     6,859,525
               (Cost $6,289,417)                    ------------


SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
REAL ESTATE INVESTMENT TRUSTS -- 10.2%
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS -- 5.7%
        1,315  American Tower Corp.                 $    179,734
        2,871  Apple Hospitality REIT, Inc. (a)           54,291
          525  Duke Realty Corp.                          15,130
          971  Equity Commonwealth (b)                    29,518
          709  Equity LifeStyle Properties, Inc.          60,322
          682  Outfront Media, Inc.                       17,173
        5,278  VEREIT, Inc.                               43,755
        1,919  Xenia Hotels & Resorts, Inc.               40,395
                                                    ------------
                                                         440,318
                                                    ------------
               MORTGAGE REAL ESTATE INVESTMENT
                  TRUSTS -- 4.5%
        8,326  AGNC Investment Corp.                     180,507
       11,636  Annaly Capital Management, Inc.           141,843
          827  Apollo Commercial Real Estate
                  Finance, Inc.                           14,977
        1,700  MFA Financial, Inc.                        14,892
                                                    ------------
                                                         352,219
                                                    ------------
               TOTAL REAL ESTATE
                  INVESTMENT TRUSTS                      792,537
               (Cost $752,940)                      ------------

               TOTAL INVESTMENTS -- 98.2%              7,652,062
               (Cost $7,042,357) (c)                ------------


                        See Notes to Financial Statements                Page 51

FIRST TRUST LOW BETA INCOME ETF (FTLB)

SEPTEMBER 30, 2017

  NUMBER OF                                                           NOTIONAL       EXERCISE       EXPIRATION
  CONTRACTS                        DESCRIPTION                         AMOUNT          PRICE           DATE           VALUE
-------------  ---------------------------------------------------  -------------  -------------  --------------  --------------
OPTIONS PURCHASED -- 0.2%
            3  S&P 500 Index......................................   $    755,808  $    2,150.00     Dec 2017     $        1,149
            2  S&P 500 Index......................................        503,872       2,250.00     Dec 2017              1,400
            3  S&P 500 Index......................................        755,808       2,150.00     Mar 2018              4,920
            3  S&P 500 Index......................................        755,808       2,200.00     Mar 2018              6,108
                                                                                                                  --------------
               TOTAL OPTIONS PURCHASED..........................................................................          13,577
               (Premiums paid $43,515)                                                                            --------------

OPTIONS WRITTEN -- (0.8%)
            2  S&P 500 Index......................................   $    503,872  $    2,475.00     Oct 2017             (9,962)
            2  S&P 500 Index......................................        503,872       2,500.00     Oct 2017             (5,500)
            3  S&P 500 Index......................................        755,808       2,525.00     Oct 2017             (3,600)
            3  S&P 500 Index......................................        755,808       2,525.00     Nov 2017             (7,020)
            2  S&P 500 Index......................................        503,872       2,550.00     Nov 2017             (2,300)
            2  S&P 500 Index......................................        503,872       2,500.00     Dec 2017            (10,600)
            5  S&P 500 Index......................................      1,259,680       2,525.00     Dec 2017            (18,000)
                                                                                                                  --------------
               TOTAL OPTIONS WRITTEN............................................................................         (56,982)
               (Premiums received $49,442)                                                                        --------------

               NET OTHER ASSETS AND LIABILITIES -- 2.4%.........................................................         185,566
                                                                                                                  --------------
               NET ASSETS -- 100.0%.............................................................................  $    7,794,223
                                                                                                                  ==============

(a) All or a portion of this security is pledged to cover index options written.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $7,018,529. As of September 30, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $629,108 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $38,980. The net unrealized appreciation was $590,128. The amounts presented are inclusive of derivative contracts.

ADR   American Depositary Receipt

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2017 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                    ASSETS TABLE
                                                                                         LEVEL 2         LEVEL 3
                                                          TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                                                        9/30/2017         PRICES          INPUTS          INPUTS
                                                      --------------  --------------  --------------  --------------
Common Stocks*......................................  $    6,859,525  $    6,859,525  $           --  $           --
Real Estate Investment Trusts*......................         792,537         792,537              --              --
Options Purchased...................................          13,577          13,577              --              --
                                                      --------------  --------------  --------------  --------------
Total Investments...................................  $    7,665,639  $    7,665,639  $           --  $           --
                                                      ==============  ==============  ==============  ==============

                                                 LIABILITIES TABLE
                                                                                         LEVEL 2         LEVEL 3
                                                          TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                                                        9/30/2017         PRICES          INPUTS          INPUTS
                                                      --------------  --------------  --------------  --------------
Options Written.....................................  $      (56,982) $      (56,982) $           --  $           --
                                                      ==============  ==============  ==============  ==============

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at September 30, 2017.


Page 52                 See Notes to Financial Statements

FIRST TRUST RISING DIVIDEND ACHIEVERS ETF (RDVY)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2017

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
COMMON STOCKS -- 99.9%
               AEROSPACE & DEFENSE -- 8.2%
       21,396  Boeing (The) Co.                     $  5,439,077
       26,886  General Dynamics Corp.                  5,527,224
       25,096  Huntington Ingalls Industries, Inc.     5,682,738
       29,206  Raytheon Co.                            5,449,256
                                                    ------------
                                                      22,098,295
                                                    ------------
               AIRLINES -- 4.0%
       70,556  Alaska Air Group, Inc.                  5,381,306
       97,418  Southwest Airlines Co.                  5,453,460
                                                    ------------
                                                      10,834,766
                                                    ------------
               BANKS -- 8.3%
      218,652  Bank of America Corp.                   5,540,642
       76,994  Citigroup, Inc.                         5,600,544
       58,169  JPMorgan Chase & Co.                    5,555,721
      103,189  Wells Fargo & Co.                       5,690,873
                                                    ------------
                                                      22,387,780
                                                    ------------
               BIOTECHNOLOGY -- 2.0%
       28,434  Amgen, Inc.                             5,301,519
                                                    ------------
               CAPITAL MARKETS -- 10.2%
       38,115  Ameriprise Financial, Inc.              5,660,459
      103,389  Bank of New York Mellon (The)
                  Corp.                                5,481,685
       23,664  Goldman Sachs Group (The), Inc.         5,612,864
      114,351  Morgan Stanley                          5,508,288
       56,686  State Street Corp.                      5,415,780
                                                    ------------
                                                      27,679,076
                                                    ------------
               COMMUNICATIONS EQUIPMENT
                  -- 4.0%
      164,096  Cisco Systems, Inc.                     5,518,548
      191,753  Juniper Networks, Inc.                  5,336,486
                                                    ------------
                                                      10,855,034
                                                    ------------
               CONSUMER FINANCE -- 2.1%
       89,698  Discover Financial Services             5,783,727
                                                    ------------
               ELECTRONIC EQUIPMENT, INSTRUMENTS
                  & COMPONENTS -- 2.0%
      181,558  Corning, Inc.                           5,432,215
                                                    ------------
               FOOD & STAPLES RETAILING -- 1.8%
       64,615  Walgreens Boots Alliance, Inc.          4,989,570
                                                    ------------
               FOOD PRODUCTS -- 3.9%
      121,595  Archer-Daniels-Midland Co.              5,169,003
      169,877  Hormel Foods Corp.                      5,459,847
                                                    ------------
                                                      10,628,850
                                                    ------------
               HEALTH CARE PROVIDERS & SERVICES
                  -- 3.9%
       32,702  Aetna, Inc.                             5,199,945
       28,421  Anthem, Inc.                            5,396,580
                                                    ------------
                                                      10,596,525
                                                    ------------
               HOTELS, RESTAURANTS & LEISURE
                  -- 1.9%
       97,507  Starbucks Corp.                         5,237,101
                                                    ------------


SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
               INSURANCE -- 10.1%
       56,801  Assurant, Inc.                       $  5,425,632
       76,580  Lincoln National Corp.                  5,627,098
       85,278  Principal Financial Group, Inc.         5,486,786
       51,865  Prudential Financial, Inc.              5,514,287
       44,165  Travelers (The) Cos., Inc.              5,411,096
                                                    ------------
                                                      27,464,899
                                                    ------------
               IT SERVICES -- 2.0%
       39,385  Accenture PLC, Class A                  5,319,732
                                                    ------------
               LEISURE PRODUCTS -- 2.0%
       55,538  Hasbro, Inc.                            5,424,396
                                                    ------------
               MACHINERY -- 2.0%
       32,212  Cummins, Inc.                           5,412,582
                                                    ------------
               MEDIA -- 4.0%
      265,995  Interpublic Group of (The) Cos.,
                  Inc.                                 5,530,036
       72,984  Omnicom Group, Inc.                     5,405,925
                                                    ------------
                                                      10,935,961
                                                    ------------
               PHARMACEUTICALS -- 3.9%
       84,913  Bristol-Myers Squibb Co.                5,412,355
       39,597  Johnson & Johnson                       5,148,006
                                                    ------------
                                                      10,560,361
                                                    ------------
               PROFESSIONAL SERVICES -- 2.0%
       46,657  ManpowerGroup, Inc.                     5,497,128
                                                    ------------
               SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT -- 8.0%
      144,074  Intel Corp.                             5,486,338
       30,704  Lam Research Corp.                      5,681,468
       48,660  Skyworks Solutions, Inc.                4,958,454
       62,833  Texas Instruments, Inc.                 5,632,350
                                                    ------------
                                                      21,758,610
                                                    ------------
               SPECIALTY RETAIL -- 7.7%
       90,918  Best Buy Co., Inc.                      5,178,689
      144,347  Foot Locker, Inc.                       5,083,901
       72,291  TJX (The) Cos., Inc.                    5,330,016
      107,830  Williams-Sonoma, Inc.                   5,376,404
                                                    ------------
                                                      20,969,010
                                                    ------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 4.0%
       33,297  Apple, Inc.                             5,131,734
      394,285  Hewlett Packard Enterprise Co.          5,799,932
                                                    ------------
                                                      10,931,666
                                                    ------------
               TEXTILES, APPAREL & LUXURY GOODS
                  -- 1.9%
       98,955  NIKE, Inc., Class B                     5,130,817
                                                    ------------
               TOTAL INVESTMENTS -- 99.9%            271,229,620
               (Cost $257,901,214) (a)
               NET OTHER ASSETS AND
                  LIABILITIES -- 0.1%                    175,091
                                                    ------------
               NET ASSETS -- 100.0%                 $271,404,711
                                                    ============


                        See Notes to Financial Statements                Page 53

FIRST TRUST RISING DIVIDEND ACHIEVERS ETF (RDVY)

SEPTEMBER 30, 2017

(a) Aggregate cost for federal income tax purposes is $258,764,634. As of September 30, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $19,365,634 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $6,900,648. The net unrealized appreciation was $12,464,986.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2017 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                         LEVEL 2      LEVEL 3
                           TOTAL          LEVEL 1      SIGNIFICANT  SIGNIFICANT
                          VALUE AT         QUOTED      OBSERVABLE   UNOBSERVABLE
                         9/30/2017         PRICES        INPUTS        INPUTS
                       ---------------------------------------------------------
Common Stocks*         $  271,229,620  $  271,229,620  $        --  $         --
                       =========================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at September 30, 2017.


Page 54                 See Notes to Financial Statements

FIRST TRUST DORSEY WRIGHT FOCUS 5 ETF (FV)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2017

SHARES         DESCRIPTION                              VALUE
-------------  -----------------------------------  --------------
EXCHANGE-TRADED FUNDS -- 99.7%
               CAPITAL MARKETS* -- 99.7%
    5,020,360  First Trust Dow Jones Internet
                  Index Fund (a)                    $  513,884,050
   12,888,222  First Trust Industrials/Producer
                  Durables AlphaDEX(R) Fund            478,410,801
   17,084,622  First Trust Nasdaq Bank ETF             472,218,952
    7,351,303  First Trust NASDAQ-100-
                  Technology Sector Index Fund         500,991,299
   15,752,789  First Trust Utilities AlphaDEX(R)
                  Fund                                 425,640,359
                                                    --------------
               TOTAL INVESTMENTS -- 99.7%            2,391,145,461
               (Cost $1,965,668,126) (b)
               NET OTHER ASSETS AND
                  LIABILITIES -- 0.3%                    6,206,836
                                                    --------------
               NET ASSETS -- 100.0%                 $2,397,352,297
                                                    ==============

(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $1,967,034,024. As of September 30, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $424,270,546 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $159,109. The net unrealized appreciation was $424,111,437.

* Represents investments in affiliated funds.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2017 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                         LEVEL 2      LEVEL 3
                           TOTAL          LEVEL 1      SIGNIFICANT  SIGNIFICANT
                          VALUE AT         QUOTED      OBSERVABLE   UNOBSERVABLE
                         9/30/2017         PRICES        INPUTS        INPUTS
                       ---------------------------------------------------------
Exchange-Traded
   Funds**             $2,391,145,461  $2,391,145,461  $       --   $         --
                       =========================================================

** See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at September 30, 2017.


                        See Notes to Financial Statements                Page 55

FIRST TRUST RBA AMERICAN INDUSTRIAL RENAISSANCE(R) ETF (AIRR)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2017

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
COMMON STOCKS -- 99.9%
               BANKS -- 9.5%
       31,663  Associated Banc-Corp                 $    767,828
       18,343  Bryn Mawr Bank Corp.                      803,423
       55,314  F.N.B. Corp.                              776,055
       60,222  First Commonwealth Financial
                  Corp.                                  850,937
       28,330  First Financial Bancorp                   740,830
       16,345  First Financial Corp.                     778,022
       19,497  First Merchants Corp.                     837,006
       33,598  First Midwest Bancorp, Inc.               786,865
       41,186  Fulton Financial Corp.                    772,237
       16,785  Heartland Financial USA, Inc.             829,179
       17,271  Lakeland Financial Corp.                  841,443
       23,236  MainSource Finance Group, Inc.            833,243
       18,408  MB Financial, Inc.                        828,728
       22,363  MidWestOne Financial Group,
                  Inc.                                   754,975
       46,319  Old National Bancorp                      847,638
        7,638  Park National Corp.                       824,828
       24,668  Peoples Bancorp, Inc.                     828,598
       16,362  QCR Holdings, Inc.                        744,471
       21,407  S&T Bancorp, Inc.                         847,289
       10,205  Wintrust Financial Corp.                  799,154
                                                    ------------
                                                      16,092,749
                                                    ------------
               COMMERCIAL SERVICES & SUPPLIES
                  -- 7.5%
       87,682  Clean Harbors, Inc. (a)                 4,971,570
      368,741  Covanta Holding Corp.                   5,475,804
       41,963  US Ecology, Inc.                        2,257,609
                                                    ------------
                                                      12,704,983
                                                    ------------
               CONSTRUCTION & ENGINEERING
                  -- 31.8%
      120,178  Aegion Corp. (a)                        2,797,744
       78,359  Argan, Inc.                             5,269,643
      130,404  Comfort Systems USA, Inc.               4,655,423
       57,223  Dycom Industries, Inc. (a)              4,914,311
       75,433  EMCOR Group, Inc.                       5,233,541
       99,629  Granite Construction, Inc.              5,773,501
      109,493  MasTec, Inc. (a)                        5,080,475
       64,024  MYR Group, Inc. (a)                     1,865,659
       26,554  NV5 Global, Inc. (a)                    1,451,176
       93,004  Primoris Services Corp.                 2,736,178
      148,169  Quanta Services, Inc. (a)               5,537,075
      236,901  Sterling Construction Co., Inc. (a)     3,608,002
      175,749  Tutor Perini Corp. (a)                  4,991,272
                                                    ------------
                                                      53,914,000
                                                    ------------
               ELECTRICAL EQUIPMENT -- 11.6%
      225,119  Atkore International Group,
                  Inc. (a)                             4,392,072
       49,487  AZZ, Inc.                               2,410,017
       39,340  Encore Wire Corp.                       1,761,448
      136,692  Generac Holdings, Inc. (a)              6,278,263
       40,840  Hubbell, Inc.                           4,738,257
                                                    ------------
                                                      19,580,057
                                                    ------------


SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
               MACHINERY -- 39.5%
       69,693  American Railcar Industries, Inc.    $  2,690,150
       81,813  Astec Industries, Inc.                  4,582,346
       45,621  Blue Bird Corp. (a)                       939,793
       53,533  Douglas Dynamics, Inc.                  2,109,200
       51,626  Global Brass & Copper Holdings,
                  Inc.                                 1,744,959
      113,817  Greenbrier Cos (The), Inc.              5,480,289
      431,409  Mueller Water Products, Inc.,
                  Class A                              5,522,035
      165,597  Navistar International Corp. (a)        7,297,860
       73,272  Oshkosh Corp.                           6,047,871
       69,596  Proto Labs, Inc. (a)                    5,588,559
       47,040  RBC Bearings, Inc. (a)                  5,887,056
      188,861  REV Group, Inc.                         5,431,642
       98,682  Spartan Motors, Inc.                    1,090,436
      164,019  SPX Corp. (a)                           4,812,317
       94,985  TriMas Corp. (a)                        2,564,595
      221,028  Wabash National Corp.                   5,043,859
                                                    ------------
                                                      66,832,967
                                                    ------------
               TOTAL INVESTMENTS -- 99.9%            169,124,756
               (Cost $156,049,177) (b)
               NET OTHER ASSETS AND
                  LIABILITIES -- 0.1%                    157,502
                                                    ------------
               NET ASSETS -- 100.0%                 $169,282,258
                                                    ============

(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $156,650,421. As of September 30, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $17,044,348 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $4,570,013. The net unrealized appreciation was $12,474,335.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2017 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                         LEVEL 2      LEVEL 3
                           TOTAL          LEVEL 1      SIGNIFICANT  SIGNIFICANT
                          VALUE AT         QUOTED      OBSERVABLE   UNOBSERVABLE
                         9/30/2017         PRICES        INPUTS        INPUTS
                       ---------------------------------------------------------
Common Stocks*         $  169,124,756  $  169,124,756  $        --  $         --
                       =========================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at September 30, 2017.


Page 56                 See Notes to Financial Statements

FIRST TRUST RBA QUALITY INCOME ETF (QINC)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2017

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
COMMON STOCKS -- 81.9%
               AIR FREIGHT & LOGISTICS -- 3.8%
       14,115  CH Robinson Worldwide, Inc.          $  1,074,152
                                                    ------------
               BANKS -- 5.3%
        2,658  City Holding Co.                          191,137
       76,468  Valley National Bancorp                   921,439
        6,546  Westamerica Bancorp                       389,749
                                                    ------------
                                                       1,502,325
                                                    ------------
               BIOTECHNOLOGY -- 3.6%
        5,387  Amgen, Inc.                             1,004,406
                                                    ------------
               CAPITAL MARKETS -- 10.3%
       31,732  Federated Investors, Inc., Class B        942,440
       25,907  Invesco, Ltd.                             907,781
       11,553  T. Rowe Price Group, Inc.               1,047,280
                                                    ------------
                                                       2,897,501
                                                    ------------
               COMMERCIAL SERVICES & SUPPLIES
                  -- 0.6%
        4,132  McGrath Rent Corp.                        180,775
                                                    ------------
               CONTAINERS & PACKAGING -- 3.5%
       19,571  Sonoco Products Co.                       987,357
                                                    ------------
               ELECTRIC UTILITIES -- 9.8%
        7,841  ALLETE, Inc.                              606,031
        9,170  Eversource Energy                         554,235
       17,412  Hawaiian Electric Industries, Inc.        581,038
        3,075  NextEra Energy, Inc.                      450,641
       15,917  OGE Energy Corp.                          573,490
                                                    ------------
                                                       2,765,435
                                                    ------------
               ELECTRICAL EQUIPMENT -- 3.3%
       37,435  ABB Ltd., ADR                             926,516
                                                    ------------
               HOTELS, RESTAURANTS & LEISURE
                  -- 3.5%
        6,481  Cracker Barrel Old Country Store,
                  Inc.                                   982,649
                                                    ------------
               HOUSEHOLD PRODUCTS -- 3.4%
       10,504  Procter & Gamble (The) Co.                955,654
                                                    ------------
               INSURANCE -- 3.8%
       17,668  Arthur J. Gallagher & Co.               1,087,465
                                                    ------------
               MULTI-UTILITIES -- 13.4%
       12,967  Avista Corp.                              671,301
        6,825  Consolidated Edison, Inc.                 550,641
        5,241  DTE Energy Co.                            562,674
        9,313  NorthWestern Corp.                        530,282
        8,619  SCANA Corp.                               417,935
        7,306  Vectren Corp.                             480,516
        8,923  WEC Energy Group, Inc.                    560,186
                                                    ------------
                                                       3,773,535
                                                    ------------
               MULTILINE RETAIL -- 4.1%
       25,541  Kohl's Corp.                            1,165,947
                                                    ------------
               PHARMACEUTICALS -- 3.5%
        7,502  Johnson & Johnson                         975,335
                                                    ------------


SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
               TEXTILES, APPAREL & LUXURY GOODS
                  -- 2.9%
       20,370  Coach, Inc.                          $    820,504
                                                    ------------
               TOBACCO -- 3.3%
        8,477  Philip Morris International, Inc.         941,032
                                                    ------------
               TRADING COMPANIES & DISTRIBUTORS
                  -- 3.8%
        6,721  Watsco, Inc.                            1,082,551
                                                    ------------
               TOTAL COMMON STOCKS                    23,123,139
               (Cost $21,784,029)                   ------------

REAL ESTATE INVESTMENT TRUSTS -- 17.8%
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS -- 17.8%
       12,456  LTC Properties, Inc.                      585,183
       10,578  National Health Investors, Inc.           817,574
        4,373  Public Storage                            935,778
       16,015  Realty Income Corp.                       915,898
       46,209  Senior Housing Properties Trust           903,386
       13,278  Ventas, Inc.                              864,796
                                                    ------------
               TOTAL REAL ESTATE
                  INVESTMENT TRUSTS                    5,022,615
               (Cost $5,033,949)                    ------------

               TOTAL INVESTMENTS -- 99.7%             28,145,754
               (Cost $26,817,978) (a)
               NET OTHER ASSETS AND
                  LIABILITIES -- 0.3%                     75,727
                                                    ------------
               NET ASSETS -- 100.0%                 $ 28,221,481
                                                    ============

(a) Aggregate cost for federal income tax purposes is $27,017,072. As of September 30, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,518,936 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $390,254. The net unrealized appreciation was $1,128,682.

ADR   American Depositary Receipt


                        See Notes to Financial Statements                Page 57

FIRST TRUST RBA QUALITY INCOME ETF (QINC)

SEPTEMBER 30, 2017

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2017 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                         LEVEL 2      LEVEL 3
                           TOTAL          LEVEL 1      SIGNIFICANT  SIGNIFICANT
                          VALUE AT         QUOTED      OBSERVABLE   UNOBSERVABLE
                         9/30/2017         PRICES        INPUTS        INPUTS
                       ---------------------------------------------------------
Common Stocks*         $   23,123,139  $   23,123,139  $        --  $         --
Real Estate
   Investment
   Trusts*                  5,022,615       5,022,615           --            --
                       ---------------------------------------------------------
Total Investments      $   28,145,754  $   28,145,754  $        --  $         --
                       =========================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at September 30, 2017.


Page 58                 See Notes to Financial Statements

FIRST TRUST DORSEY WRIGHT INTERNATIONAL FOCUS 5 ETF (IFV)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2017

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
EXCHANGE-TRADED FUNDS -- 99.6%
               CAPITAL MARKETS* -- 99.6%
    5,671,018  First Trust BICK Index Fund          $164,402,812
    4,175,265  First Trust Chindia ETF               159,924,340
    2,633,154  First Trust Developed Markets
                  ex-US AlphaDEX(R) Fund             155,540,407
    3,345,142  First Trust Germany AlphaDEX(R)
                  Fund                               159,830,885
    2,945,572  First Trust Switzerland
                  AlphaDEX(R) Fund                   151,314,033
                                                    ------------
               TOTAL INVESTMENTS -- 99.6%            791,012,477
               (Cost $693,928,313) (a)
               NET OTHER ASSETS AND
                  LIABILITIES -- 0.4%                  3,119,085
                                                    ------------
               NET ASSETS -- 100.0%                 $794,131,562
                                                    ============

(a) Aggregate cost for federal income tax purposes is $693,734,374. As of September 30, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $97,278,760 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $657. The net unrealized appreciation was $97,278,103.

* Represents investments in affiliated funds.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2017 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                         LEVEL 2      LEVEL 3
                           TOTAL          LEVEL 1      SIGNIFICANT  SIGNIFICANT
                          VALUE AT         QUOTED      OBSERVABLE   UNOBSERVABLE
                         9/30/2017         PRICES        INPUTS        INPUTS
                       ---------------------------------------------------------
Exchange-Traded
   Funds**             $  791,012,477  $  791,012,477  $        --  $         --
                       =========================================================

** See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at September 30, 2017.


                        See Notes to Financial Statements                Page 59

FIRST TRUST DORSEY WRIGHT DYNAMIC FOCUS 5 ETF (FVC)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2017

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
EXCHANGE-TRADED FUNDS -- 99.7%
               CAPITAL MARKETS* -- 99.7%
      688,710  First Trust Dow Jones Internet
                  Index Fund (a)                    $ 70,496,355
    1,768,056  First Trust Industrials/Producer
                  Durables AlphaDEX(R) Fund           65,630,239
    2,343,734  First Trust Nasdaq Bank ETF            64,780,808
    1,008,479  First Trust NASDAQ-100-
                  Technology Sector Index Fund        68,727,844
    2,161,025  First Trust Utilities AlphaDEX(R)
                  Fund                                58,390,895
                                                    ------------
               TOTAL INVESTMENTS -- 99.7%            328,026,141
               (Cost $280,401,452) (b)
               NET OTHER ASSETS AND
                  LIABILITIES -- 0.3%                    854,576
                                                    ------------
               NET ASSETS -- 100.0%                 $328,880,717
                                                    ============

(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $280,887,996. As of September 30, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $47,446,955 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $308,810. The net unrealized appreciation was $47,138,145.

* Represents investments in affiliated funds.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2017 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                         LEVEL 2      LEVEL 3
                           TOTAL          LEVEL 1      SIGNIFICANT  SIGNIFICANT
                          VALUE AT         QUOTED      OBSERVABLE   UNOBSERVABLE
                         9/30/2017         PRICES        INPUTS        INPUTS
                       ---------------------------------------------------------
Exchange-Traded
   Funds**             $  328,026,141  $  328,026,141  $        --  $         --
                       =========================================================

** See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at September 30, 2017.


Page 60                 See Notes to Financial Statements

                      This page intentionally left blank.

FIRST TRUST EXCHANGE-TRADED FUND VI

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2017

                                                                     FIRST TRUST                              INTERNATIONAL
                                                                       NASDAQ             MULTI-ASSET          MULTI-ASSET
                                                                 TECHNOLOGY DIVIDEND  DIVERSIFIED INCOME   DIVERSIFIED INCOME
                                                                     INDEX FUND           INDEX FUND           INDEX FUND
                                                                       (TDIV)               (MDIV)               (YDIV)
                                                                 -------------------  -------------------  -------------------
ASSETS:
Investments, at value - Unaffiliated...........................    $   716,353,521      $   673,985,472      $    12,007,572
Investments, at value - Affiliated.............................                 --          167,967,703                   --
                                                                   ---------------      ---------------      ---------------
Total investments, at value....................................        716,353,521          841,953,175           12,007,572
Options purchased, at value....................................                 --                   --                   --
Cash...........................................................            701,158           12,450,293                   --
Cash held at broker............................................                 --                   --                   --
Foreign currency...............................................                 --                   --                3,211
Due from broker................................................                 --                   --                   --
Receivables:
   Investment securities sold..................................                 --                   --                9,122
   Capital shares sold.........................................                 --                   --                   --
   Dividends...................................................            731,081            3,383,000               17,841
   Dividend reclaims...........................................            121,829                   --               11,531
                                                                   ---------------      ---------------      ---------------
   Total Assets................................................        717,907,589          857,786,468           12,049,277
                                                                   ---------------      ---------------      ---------------
LIABILITIES:
Options written, at value......................................                 --                   --                   --
Due to custodian...............................................                 --                   --                3,685
Due to broker..................................................                 --                   --                   --
Payables:
   Investment securities purchased.............................                 --            7,046,773                  859
   Capital shares redeemed.....................................                 --                   --                   --
   Investment advisory fees....................................            291,978              337,039                6,988
                                                                   ---------------      ---------------      ---------------
   Total Liabilities...........................................            291,978            7,383,812               11,532
                                                                   ---------------      ---------------      ---------------
NET ASSETS.....................................................    $   717,615,611      $   850,402,656      $    12,037,745
                                                                   ===============      ===============      ===============
NET ASSETS CONSIST OF:
Paid-in capital................................................    $   676,195,372      $   968,854,716      $    14,129,943
Par value......................................................            221,550              442,500                6,500
Accumulated net investment income (loss).......................          1,278,328              590,121              (1,563)
Accumulated net realized gain (loss) on investments, foreign
   currency transactions and options transactions..............        (56,814,942)        (135,286,309)          (2,360,049)
Net unrealized appreciation (depreciation) on investments,
   foreign currency translation and options....................         96,735,303           15,801,628              262,914
                                                                   ---------------      ---------------      ---------------
NET ASSETS.....................................................    $   717,615,611      $   850,402,656      $    12,037,745
                                                                   ===============      ===============      ===============
NET ASSET VALUE, per share.....................................    $         32.39      $         19.22      $         18.52
                                                                   ===============      ===============      ===============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)......................         22,155,000           44,250,002              650,002
                                                                   ===============      ===============      ===============
Investments, at cost - Unaffiliated............................    $   619,618,218      $   657,963,787      $    11,744,907
                                                                   ===============      ===============      ===============
Investments, at cost - Affiliated..............................    $            --      $   168,187,760      $            --
                                                                   ===============      ===============      ===============
Total investments, at cost.....................................    $   619,618,218      $   826,151,547      $    11,744,907
                                                                   ===============      ===============      ===============
Foreign currency, at cost (proceeds)...........................    $            --      $            --      $         3,209
                                                                   ===============      ===============      ===============
Premiums received on options written...........................    $            --      $            --      $            --
                                                                   ===============      ===============      ===============
Premiums paid on options purchased.............................    $            --      $            --      $            --
                                                                   ===============      ===============      ===============


Page 62                 See Notes to Financial Statements

                                                FIRST TRUST                             FIRST TRUST RBA
      FIRST TRUST          FIRST TRUST            RISING             FIRST TRUST           AMERICAN            FIRST TRUST
      HIGH INCOME           LOW BETA             DIVIDEND           DORSEY WRIGHT         INDUSTRIAL           RBA QUALITY
          ETF              INCOME ETF          ACHIEVERS ETF         FOCUS 5 ETF      RENAISSANCE(R) ETF       INCOME ETF
        (FTHI)               (FTLB)               (RDVY)                (FV)                (AIRR)               (QINC)
  -------------------  -------------------  -------------------  -------------------  -------------------  -------------------

    $    51,675,637      $     7,652,062      $   271,229,620      $            --      $   169,124,756      $    28,145,754
                 --                   --                   --        2,391,145,461                   --                   --
    ---------------      ---------------      ---------------      ---------------      ---------------      ---------------
         51,675,637            7,652,062          271,229,620        2,391,145,461          169,124,756           28,145,754
                 --               13,577                   --                   --                   --                   --
          1,061,211              187,098              128,267            6,803,134              128,722               42,428
             12,431                   --                   --                   --                   --                   --
                 --                   --                   --                   --                   --                   --
                 --                   --                   --                   --                   --                   --

                 --                   --                   --            5,220,828            1,275,724                   --
                 --                   --                   --                   --                   --                   --
             77,176               11,044              153,788                   --              123,008               47,487
                163                  252                   --                   --                   --                1,863
    ---------------      ---------------      ---------------      ---------------      ---------------      ---------------
         52,826,618            7,864,033          271,511,675        2,403,169,423          170,652,210           28,237,532
    ---------------      ---------------      ---------------      ---------------      ---------------      ---------------

            405,424               56,982                   --                   --                   --                   --
                 --                   --                   --                   --                   --                   --
                 --                7,448                   --                   --                   --                   --

                 --                   --                   --                   --            1,276,826                   --
                 --                   --                   --            5,234,392                   --                   --
             36,003                5,380              106,964              582,734               93,126               16,051
    ---------------      ---------------      ---------------      ---------------      ---------------      ---------------
            441,427               69,810              106,964            5,817,126            1,369,952               16,051
    ---------------      ---------------      ---------------      ---------------      ---------------      ---------------
    $    52,385,191      $     7,794,223      $   271,404,711      $ 2,397,352,297      $   169,282,258      $    28,221,481
    ===============      ===============      ===============      ===============      ===============      ===============

    $    63,182,109      $     8,166,036      $   261,548,092      $ 2,449,919,633      $   174,132,054      $    29,696,225
             23,242                3,500               97,500              916,000               65,000               11,500
                 --                   --               15,891            6,081,337               77,983               38,976

        (15,233,698)            (947,540)          (3,585,178)        (485,042,008)         (18,068,358)          (2,852,996)

          4,413,538              572,227           13,328,406          425,477,335           13,075,579            1,327,776
    ---------------      ---------------      ---------------      ---------------      ---------------      ---------------
    $    52,385,191      $     7,794,223      $   271,404,711      $ 2,397,352,297      $   169,282,258      $    28,221,481
    ===============      ===============      ===============      ===============      ===============      ===============
    $         22.54      $         22.27      $         27.84      $         26.17      $         26.04      $         24.54
    ===============      ===============      ===============      ===============      ===============      ===============

          2,324,201              350,002            9,750,002           91,600,002            6,500,002            1,150,002
    ===============      ===============      ===============      ===============      ===============      ===============
    $    47,197,585      $     7,042,357      $   257,901,214      $            --      $   156,049,177      $    26,817,978
    ===============      ===============      ===============      ===============      ===============      ===============
    $            --      $            --      $            --      $ 1,965,668,126      $            --      $            --
    ===============      ===============      ===============      ===============      ===============      ===============
    $    47,197,585      $     7,042,357      $   257,901,214      $ 1,965,668,126      $   156,049,177      $    26,817,978
    ===============      ===============      ===============      ===============      ===============      ===============
    $            --      $            --      $            --      $            --      $            --      $            --
    ===============      ===============      ===============      ===============      ===============      ===============
    $       340,910      $        49,442      $            --      $            --      $            --      $            --
    ===============      ===============      ===============      ===============      ===============      ===============
    $            --      $        43,515      $            --      $            --      $            --      $            --
    ===============      ===============      ===============      ===============      ===============      ===============


                        See Notes to Financial Statements                Page 63

FIRST TRUST EXCHANGE-TRADED FUND VI

SEPTEMBER 30, 2017

                                                                     FIRST TRUST          FIRST TRUST
                                                                    DORSEY WRIGHT        DORSEY WRIGHT
                                                                    INTERNATIONAL           DYNAMIC
                                                                     FOCUS 5 ETF          FOCUS 5 ETF
                                                                        (IFV)                (FVC)
                                                                 -------------------  -------------------
ASSETS:
Investments, at value - Unaffiliated...........................    $            --      $            --
Investments, at value - Affiliated.............................        791,012,477          328,026,141
                                                                   ---------------      ---------------
Total investments, at value....................................        791,012,477          328,026,141
Options purchased, at value....................................                 --                   --
Cash...........................................................          3,285,916              951,395
Cash held at broker............................................                 --                   --
Foreign currency...............................................                 --                   --
Due from broker................................................              6,460                   --
Receivables:
   Investment securities sold..................................          1,063,159            6,045,159
   Capital shares sold.........................................          5,285,672                   --
   Dividends...................................................                 --                   --
   Dividend reclaims...........................................                 --                   --
                                                                   ---------------      ---------------
   Total Assets................................................        800,653,684          335,022,695
                                                                   ---------------      ---------------
LIABILITIES:
Options written, at value......................................                 --                   --
Due to custodian...............................................                 --                   --
Due to broker..................................................                 --                   --
Payables:
   Investment securities purchased.............................          5,264,479                   --
   Capital shares redeemed.....................................          1,067,380            6,061,112
   Investment advisory fees....................................            190,263               80,866
                                                                   ---------------      ---------------
   Total Liabilities...........................................          6,522,122            6,141,978
                                                                   ---------------      ---------------
NET ASSETS.....................................................    $   794,131,562      $   328,880,717
                                                                   ===============      ===============
NET ASSETS CONSIST OF:
Paid-in capital................................................    $   776,909,572      $   286,033,155
Par value......................................................            372,000              135,000
Accumulated net investment income (loss).......................          3,272,776              844,567
Accumulated net realized gain (loss) on investments,
   foreign currency transactions and options transactions......        (83,506,950)          (5,756,694)
Net unrealized appreciation (depreciation) on investments,
   foreign currency translation and options....................         97,084,164           47,624,689
                                                                   ---------------      ---------------
NET ASSETS.....................................................    $   794,131,562      $   328,880,717
                                                                   ===============      ===============
NET ASSET VALUE, per share.....................................    $         21.35      $         24.36
                                                                   ===============      ===============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)......................         37,200,002           13,500,002
                                                                   ===============      ===============
Investments, at cost - Unaffiliated............................    $            --      $            --
                                                                   ===============      ===============
Investments, at cost - Affiliated..............................    $   693,928,313      $   280,401,452
                                                                   ===============      ===============
Total investments, at cost.....................................    $   693,928,313      $   280,401,452
                                                                   ===============      ===============
Foreign currency, at cost (proceeds)...........................    $            --      $            --
                                                                   ===============      ===============
Premiums received on options written...........................    $            --      $            --
                                                                   ===============      ===============
Premiums paid on options purchased.............................    $            --      $            --
                                                                   ===============      ===============


Page 64                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VI

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2017

                                                                     FIRST TRUST                              INTERNATIONAL
                                                                       NASDAQ             MULTI-ASSET          MULTI-ASSET
                                                                 TECHNOLOGY DIVIDEND  DIVERSIFIED INCOME   DIVERSIFIED INCOME
                                                                     INDEX FUND           INDEX FUND           INDEX FUND
                                                                       (TDIV)               (MDIV)               (YDIV)
                                                                 -------------------  -------------------  -------------------
INVESTMENT INCOME:
Dividends - Unaffiliated.......................................    $    21,612,624      $    32,094,526      $       576,449
Dividends - Affiliated.........................................                 --            9,013,806                   --
Interest.......................................................                 --               28,105                   --
Foreign tax withholding........................................           (621,270)                  --              (52,704)
Other..........................................................                 78                   36                    7
                                                                   ---------------      ---------------      ---------------
   Total investment income.....................................         20,991,432           41,136,473              523,752
                                                                   ---------------      ---------------      ---------------
EXPENSES:
Investment advisory fees.......................................          3,347,669            5,214,843               72,421
Reorganization fees............................................                 --                   --                   --
                                                                   ---------------      ---------------      ---------------
   Total expenses..............................................          3,347,669            5,214,843               72,421

   Fees waived or expenses reimbursed by
      the investment advisor...................................                 --          (1,042,900)                   --
                                                                   ---------------      ---------------      ---------------
   Net expenses................................................          3,347,669            4,171,943               72,421
                                                                   ---------------      ---------------      ---------------
NET INVESTMENT INCOME (LOSS)...................................         17,643,763           36,964,530              451,331
                                                                   ---------------      ---------------      ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments - Unaffiliated..................................        (25,487,587)         (11,849,751)             527,867
   Investments - Affiliated....................................                 --             (195,351)                  --
   Written option transactions.................................                 --                   --                   --
   Purchased option transactions...............................                 --                   --                   --
   In-kind redemptions - Unaffiliated..........................         43,260,893           25,595,986              (56,042)
   In-kind redemptions - Affiliated............................                 --              256,032                   --
   Foreign currency transactions...............................                 --                   --               (2,501)
                                                                   ---------------      ---------------      ---------------
Net realized gain (loss).......................................         17,773,306           13,806,916              469,324
                                                                   ---------------      ---------------      ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments - Unaffiliated..................................         46,954,908           10,179,041               97,758
   Investments - Affiliated....................................                 --            1,403,965                   --
   Written options held........................................                 --                   --                   --
   Purchased options held......................................                 --                   --                   --
   Foreign currency translation................................                 --                   --                  698
                                                                   ---------------      ---------------      ---------------
Net change in unrealized appreciation (depreciation)...........         46,954,908           11,583,006               98,456
                                                                   ---------------      ---------------      ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................         64,728,214           25,389,922              567,780
                                                                   ---------------      ---------------      ---------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS...................................    $    82,371,977      $    62,354,452      $     1,019,111
                                                                   ===============      ===============      ===============


                        See Notes to Financial Statements                Page 65

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR THE YEAR ENDED SEPTEMBER 30, 2017

                                                                                                               FIRST TRUST
                                                                     FIRST TRUST          FIRST TRUST            RISING
                                                                     HIGH INCOME           LOW BETA             DIVIDEND
                                                                         ETF              INCOME ETF          ACHIEVERS ETF
                                                                       (FTHI)               (FTLB)               (RDVY)
                                                                 -------------------  -------------------  -------------------
INVESTMENT INCOME:
Dividends - Unaffiliated.......................................    $     1,076,855      $       129,899      $     2,962,537
Dividends - Affiliated.........................................                 --                   --                   --
Interest.......................................................              1,572                  318                  726
Foreign tax withholding........................................            (12,198)                (727)                 450
Other..........................................................              2,276                   85                   43
                                                                   ---------------      ---------------      ---------------
   Total investment income.....................................          1,068,505              129,575            2,963,756
                                                                   ---------------      ---------------      ---------------
EXPENSES:
Investment advisory fees.......................................            396,064               47,958              706,482
Reorganization fees............................................             31,736 (a)               --                   --
                                                                   ---------------      ---------------      ---------------
   Total expenses..............................................            427,800               47,958              706,482
                                                                   ---------------      ---------------      ---------------
   Fees waived or expenses reimbursed by
      the investment advisor...................................            (23,802)                  --                   --
                                                                   ---------------      ---------------      ---------------
   Net expenses................................................            403,998               47,958              706,482
                                                                   ---------------      ---------------      ---------------
NET INVESTMENT INCOME (LOSS)...................................            664,507               81,617            2,257,274
                                                                   ---------------      ---------------      ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments - Unaffiliated..................................         (5,940,059)            (172,645)          (1,443,079)
   Investments - Affiliated....................................                 --                   --                   --
   Written option transactions.................................         (1,364,960)             (88,680)                  --
   Purchased option transactions...............................                 --              (71,241)                  --
   In-kind redemptions - Unaffiliated..........................          7,762,169              522,876            9,710,553
   In-kind redemptions - Affiliated............................                 --                   --                   --
   Foreign currency transactions...............................                 --                   --                   --
                                                                   ---------------      ---------------      ---------------
Net realized gain (loss).......................................            457,150              190,310            8,267,474
                                                                   ---------------      ---------------      ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments - Unaffiliated..................................          6,461,843              431,100           12,874,954
   Investments - Affiliated....................................                 --                   --                   --
   Written options held........................................            (86,329)             (16,640)                  --
   Purchased options held......................................                 --               (1,841)                  --
   Foreign currency translation................................                 --                   --                   --
                                                                   ---------------      ---------------      ---------------
Net change in unrealized appreciation (depreciation)...........          6,375,514              412,619           12,874,954
                                                                   ---------------      ---------------      ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................          6,832,664              602,929           21,142,428
                                                                   ---------------      ---------------      ---------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS...................................    $     7,497,171      $       684,546      $    23,399,702
                                                                   ===============      ===============      ===============

(a)   See Note 4 - Reorganization in the Notes to Financial Statements.


Page 66                 See Notes to Financial Statements

                         FIRST TRUST RBA                             FIRST TRUST          FIRST TRUST
      FIRST TRUST           AMERICAN            FIRST TRUST         DORSEY WRIGHT        DORSEY WRIGHT
     DORSEY WRIGHT         INDUSTRIAL           RBA QUALITY         INTERNATIONAL           DYNAMIC
      FOCUS 5 ETF      RENAISSANCE(R) ETF       INCOME ETF           FOCUS 5 ETF          FOCUS 5 ETF
         (FV)                (AIRR)               (QINC)                (IFV)                (FVC)
  -------------------  -------------------  -------------------  -------------------  -------------------

    $            --      $     1,554,664      $       860,637      $            --      $            --
         26,684,722                   --                   --           10,285,723            3,138,555
             17,135                  879                  143               15,327                2,282
                 --                   --               (2,840)                  --                   --
                 --                   --                   --                   --                   --
    ---------------      ---------------      ---------------      ---------------      ---------------
         26,701,857            1,555,543              857,940           10,301,050            3,140,837
    ---------------      ---------------      ---------------      ---------------      ---------------

          7,723,442            1,057,920              181,704            1,634,843              859,233
                 --                   --                   --                   --                   --
    ---------------      ---------------      ---------------      ---------------      ---------------
          7,723,442            1,057,920              181,704            1,634,843              859,233
    ---------------      ---------------      ---------------      ---------------      ---------------

                 --                   --                   --                   --                   --
    ---------------      ---------------      ---------------      ---------------      ---------------
          7,723,442            1,057,920              181,704            1,634,843              859,233
    ---------------      ---------------      ---------------      ---------------      ---------------
         18,978,415              497,623              676,236            8,666,207            2,281,604
    ---------------      ---------------      ---------------      ---------------      ---------------


                 --           (4,567,871)          (1,831,316)                  --                   --
         (4,857,631)                  --                   --             (809,708)          (6,145,572)
                 --                   --                   --                   --                   --
                 --                   --                   --                   --                   --
                 --           13,098,831            2,936,350                   --                   --
        111,552,789                   --                   --           (1,517,221)           4,184,446
                 --                   --                   --                   --                   --
    ---------------      ---------------      ---------------      ---------------      ---------------
        106,695,158            8,530,960            1,105,034           (2,326,929)          (1,961,126)
    ---------------      ---------------      ---------------      ---------------      ---------------

                 --           11,530,506            1,651,048                   --                   --
        223,924,852                   --                   --          105,052,467           40,927,470
                 --                   --                   --                   --                   --
                 --                   --                   --                   --                   --
                 --                   --                   --                   --                   --
    ---------------      ---------------      ---------------      ---------------      ---------------
        223,924,852           11,530,506            1,651,048          105,052,467           40,927,470
    ---------------      ---------------      ---------------      ---------------      ---------------
        330,620,010           20,061,466            2,756,082          102,725,538           38,966,344
    ---------------      ---------------      ---------------      ---------------      ---------------

    $   349,598,425      $    20,559,089      $     3,432,318      $   111,391,745      $    41,247,948
    ===============      ===============      ===============      ===============      ===============


                        See Notes to Financial Statements                Page 67

FIRST TRUST EXCHANGE-TRADED FUND VI

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     FIRST TRUST                            MULTI-ASSET
                                                                  NASDAQ TECHNOLOGY                     DIVERSIFIED INCOME
                                                                 DIVIDEND INDEX FUND                        INDEX FUND
                                                                       (TDIV)                                 (MDIV)
                                                         -----------------------------------    -----------------------------------
                                                            YEAR ENDED         YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                            9/30/2017          9/30/2016           9/30/2017          9/30/2016
                                                         ----------------   ----------------    ----------------   ----------------
OPERATIONS:
Net investment income (loss)...........................  $     17,643,763   $     14,664,675    $     36,964,530   $     34,969,927
Net realized gain (loss)...............................        17,773,306          7,617,911          13,806,916        (42,840,385)
Net change in unrealized appreciation (depreciation)...        46,954,908         84,341,502          11,583,006         79,007,207
                                                         ----------------   ----------------    ----------------   ----------------
Net increase (decrease) in net assets resulting
   from operations.....................................        82,371,977        106,624,088          62,354,452         71,136,749
                                                         ----------------   ----------------    ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..................................       (16,379,432)       (13,406,693)        (37,279,908)       (36,845,700)
Net realized gain......................................                --                 --                  --                 --
Return of capital......................................                --                 --         (11,078,694)       (17,595,628)
                                                         ----------------   ----------------    ----------------   ----------------
Total distributions to shareholders....................       (16,379,432)       (13,406,693)        (48,358,602)       (54,441,328)
                                                         ----------------   ----------------    ----------------   ----------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold..............................       222,058,486        134,674,938         178,090,172         89,957,335
Proceeds from shares acquired through reorganization...                --                 --                  --                 --
Cost of shares redeemed................................      (142,535,839)      (125,903,528)       (215,207,284)      (114,123,745)
                                                         ----------------   ----------------    ----------------   ----------------
Net increase (decrease) in net assets resulting
   from shareholder transactions.......................        79,522,647          8,771,410         (37,117,112)       (24,166,410)
                                                         ----------------   ----------------    ----------------   ----------------
Total increase (decrease) in net assets................       145,515,192        101,988,805         (23,121,262)        (7,470,989)
NET ASSETS:
Beginning of year......................................       572,100,419        470,111,614         873,523,918        880,994,907
                                                         ----------------   ----------------    ----------------   ----------------
End of year............................................  $    717,615,611   $    572,100,419    $    850,402,656   $    873,523,918
                                                         ================   ================    ================   ================
Accumulated net investment income (loss)
   at end of year......................................  $      1,278,328   $      1,758,077    $        590,121   $     (1,186,257)
                                                         ================   ================    ================   ================
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period................        19,505,000         19,405,000          46,250,002         47,950,002
Shares sold............................................         7,200,000          4,950,000           9,150,000          4,650,000
Shares issued through reorganization...................                --                 --                  --                 --
Shares redeemed........................................        (4,550,000)        (4,850,000)        (11,150,000)        (6,350,000)
                                                         ----------------   ----------------    ----------------   ----------------
Shares outstanding, end of period......................        22,155,000         19,505,000          44,250,002         46,250,002
                                                         ================   ================    ================   ================


Page 68                 See Notes to Financial Statements

           INTERNATIONAL                           FIRST TRUST                           FIRST TRUST
      MULTI-ASSET DIVERSIFIED                      HIGH INCOME                            LOW BETA
         INCOME INDEX FUND                             ETF                               INCOME ETF
              (YDIV)                                 (FTHI)                                (FTLB)
-----------------------------------    -----------------------------------   -----------------------------------
   YEAR ENDED         YEAR ENDED          YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
   9/30/2017          9/30/2016           9/30/2017          9/30/2016          9/30/2017          9/30/2016
----------------   ----------------    ----------------   ----------------   ----------------   ----------------

$        451,331   $        620,139    $        664,507   $        124,133   $         81,617   $         98,886
         469,324         (1,307,371)            457,150             86,605            190,310             56,077
          98,456          2,156,536           6,375,514            657,092            412,619            323,438
----------------   ----------------    ----------------   ----------------   ----------------   ----------------

       1,019,111          1,469,304           7,497,171            867,830            684,546            478,401
----------------   ----------------    ----------------   ----------------   ----------------   ----------------

        (557,387)          (550,821)           (260,344)          (124,232)          (170,626)           (98,943)
              --                 --                  --                 --                 --                 --
              --                 --          (1,647,413)          (214,270)                --            (81,308)
----------------   ----------------    ----------------   ----------------   ----------------   ----------------
        (557,387)          (550,821)         (1,907,757)          (338,502)          (170,626)          (180,251)
----------------   ----------------    ----------------   ----------------   ----------------   ----------------

       1,847,626          7,119,247          65,268,622          5,999,821          7,421,741          4,968,623
              --                 --          73,839,981                 --                 --                 --
      (3,233,342)        (7,752,274)        (99,511,257)        (6,021,754)        (4,218,476)        (5,951,831)
----------------   ----------------    ----------------   ----------------   ----------------   ----------------

      (1,385,716)          (633,027)         39,597,346            (21,933)         3,203,265           (983,208)
----------------   ----------------    ----------------   ----------------   ----------------   ----------------
        (923,992)           285,456          45,186,760            507,395          3,717,185           (685,058)

      12,961,737         12,676,281           7,198,431          6,691,036          4,077,038          4,762,096
----------------   ----------------    ----------------   ----------------   ----------------   ----------------
$     12,037,745   $     12,961,737    $     52,385,191   $      7,198,431   $      7,794,223   $      4,077,038
================   ================    ================   ================   ================   ================

$         (1,563)  $         51,776    $             --   $             --   $             --   $             --
================   ================    ================   ================   ================   ================

         750,002            800,002             350,002            350,002            200,002            250,002
         100,000            450,000           3,150,000            300,000            350,000            250,000
              --                 --           3,674,957                 --                 --                 --
        (200,000)          (500,000)         (4,850,758)          (300,000)          (200,000)          (300,000)
----------------   ----------------    ----------------   ----------------   ----------------   ----------------
         650,002            750,002           2,324,201            350,002            350,002            200,002
================   ================    ================   ================   ================   ================


                        See Notes to Financial Statements                Page 69

FIRST TRUST EXCHANGE-TRADED FUND VI

                                                                     FIRST TRUST                            FIRST TRUST
                                                                   RISING DIVIDEND                         DORSEY WRIGHT
                                                                    ACHIEVERS ETF                           FOCUS 5 ETF
                                                                       (RDVY)                                  (FV)
                                                         -----------------------------------    -----------------------------------
                                                            YEAR ENDED         YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                            9/30/2017          9/30/2016           9/30/2017          9/30/2016
                                                         ----------------   ----------------    ----------------   ----------------
OPERATIONS:
Net investment income (loss)...........................  $      2,257,274   $        670,100    $     18,978,415   $     22,603,039
Net realized gain (loss)...............................         8,267,474         (1,989,655)        106,695,158       (410,854,935)
Net change in unrealized appreciation (depreciation)...        12,874,954          2,965,374         223,924,852        443,540,462
                                                         ----------------   ----------------    ----------------   ----------------
Net increase (decrease) in net assets
   resulting from operations...........................        23,399,702          1,645,819         349,598,425         55,288,566
                                                         ----------------   ----------------    ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..................................        (2,252,091)          (679,226)        (21,028,660)       (17,612,760)
Net realized gain......................................                --           (133,200)                 --                 --
Return of capital......................................                --                 --                  --                 --
                                                         ----------------   ----------------    ----------------   ----------------
Total distributions to shareholders....................        (2,252,091)          (812,426)        (21,028,660)       (17,612,760)
                                                         ----------------   ----------------    ----------------   ----------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold..............................       283,084,616         17,364,727          20,478,662        828,967,600
Proceeds from shares acquired through reorganization...                --                 --                  --                 --
Cost of shares redeemed................................       (60,473,640)       (19,028,751)     (1,007,161,292)    (1,877,965,786)
                                                         ----------------   ----------------    ----------------   ----------------
Net increase (decrease) in net assets resulting
   from shareholder transactions.......................       222,610,976         (1,664,024)       (986,682,630)    (1,048,998,186)
                                                         ----------------   ----------------    ----------------   ----------------
Total increase (decrease) in net assets................       243,758,587           (830,631)       (658,112,865)    (1,011,322,380)
NET ASSETS:
Beginning of year......................................        27,646,124         28,476,755       3,055,465,162      4,066,787,542
                                                         ----------------   ----------------    ----------------   ----------------
End of year............................................  $    271,404,711   $     27,646,124    $  2,397,352,297   $  3,055,465,162
                                                         ================   ================    ================   ================
Accumulated net investment income (loss)
   at end of year......................................  $         15,891   $         10,708    $      6,081,337   $      8,131,582
                                                         ================   ================    ================   ================
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period................         1,250,002          1,400,002         133,350,002        185,600,002
Shares sold............................................        10,750,000            800,000             850,000         36,200,000
Shares issued through reorganization...................                --                 --                 --                  --
Shares redeemed........................................        (2,250,000)          (950,000)        (42,600,000)       (88,450,000)
                                                         ----------------   ----------------    ----------------   ----------------
Shares outstanding, end of period......................         9,750,002          1,250,002          91,600,002        133,350,002
                                                         ================   ================    ================   ================


Page 70                 See Notes to Financial Statements

            FIRST TRUST                                                               FIRST TRUST
           RBA AMERICAN                          FIRST TRUST                         DORSEY WRIGHT
            INDUSTRIAL                       RBA QUALITY INCOME                      INTERNATIONAL
         RENAISSANCE(R) ETF                            ETF                              FOCUS 5 ETF
              (AIRR)                               (QINC)                                (IFV)
-----------------------------------    -----------------------------------   -----------------------------------
   YEAR ENDED         YEAR ENDED          YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
   9/30/2017          9/30/2016           9/30/2017          9/30/2016          9/30/2017          9/30/2016
----------------   ----------------    ----------------   ----------------   ----------------   ----------------

$        497,623   $        144,529    $        676,236   $        356,658   $      8,666,207   $      6,036,833
       8,530,960         (3,323,740)          1,105,034            463,697         (2,326,929)      (109,479,790)
      11,530,506         11,859,211           1,651,048            197,379        105,052,467        113,173,947
----------------   ----------------    ----------------   ----------------   ----------------   ----------------

      20,559,089          8,680,000           3,432,318          1,017,734        111,391,745          9,730,990
----------------   ----------------    ----------------   ----------------   ----------------   ----------------

        (419,640)          (121,080)           (684,156)          (309,426)        (5,897,400)        (8,312,585)
              --                 --                  --                 --                 --                 --
              --                 --                  --                 --                 --                 --
----------------   ----------------    ----------------   ----------------   ----------------   ----------------
        (419,640)          (121,080)           (684,156)          (309,426)        (5,897,400)        (8,312,585)
----------------   ----------------    ----------------   ----------------   ----------------   ----------------

     213,632,566          5,722,303          32,697,018         28,750,981        339,414,293         64,792,177

     (84,981,419)       (36,656,693)        (29,330,532)       (17,401,527)      (100,819,258)      (242,930,856)
----------------   ----------------    ----------------   ----------------   ----------------   ----------------

     128,651,147        (30,934,390)          3,366,486         11,349,454        238,595,035       (178,138,679)
----------------   ----------------    ----------------   ----------------   ----------------   ----------------
     148,790,596        (22,375,470)          6,114,648         12,057,762        344,089,380       (176,720,274)
              --                 --                  --                 --                 --                 --
      20,491,662         42,867,132          22,106,833         10,049,071        450,042,182        626,762,456
----------------   ----------------    ----------------   ----------------   ----------------   ----------------
$    169,282,258   $     20,491,662    $     28,221,481   $     22,106,833   $    794,131,562   $    450,042,182
================   ================    ================   ================   ================   ================

$         77,983   $         33,763    $         38,976   $         46,896   $      3,272,776   $        573,890
================   ================    ================   ================   ================   ================

       1,000,002          2,800,002           1,000,002            500,002         25,650,002         36,700,002
       9,100,000            300,000           1,400,000          1,300,000         17,350,000          3,700,000
              --                 --                  --                 --                 --                 --
      (3,600,000)        (2,100,000)         (1,250,000)          (800,000)        (5,800,000)       (14,750,000)
----------------   ----------------    ----------------   ----------------   ----------------   ----------------
       6,500,002          1,000,002           1,150,002          1,000,002         37,200,002         25,650,002
================   ================    ================   ================   ================   ================


                        See Notes to Financial Statements                Page 71

FIRST TRUST EXCHANGE-TRADED FUND VI

                                                                     FIRST TRUST
                                                                DORSEY WRIGHT DYNAMIC
                                                                     FOCUS 5 ETF
                                                                        (FVC)
                                                         -----------------------------------
                                                                             FOR THE PERIOD
                                                                             3/17/2016 (a)
                                                            YEAR ENDED          THROUGH
                                                            9/30/2017          9/30/2016
                                                         ----------------   ----------------
OPERATIONS:
Net investment income (loss)...........................  $      2,281,604  $       1,004,963
Net realized gain (loss)...............................        (1,961,126)          (513,246)
Net change in unrealized appreciation (depreciation)...        40,927,470          6,697,219
                                                         ----------------   ----------------
Net increase (decrease) in net assets resulting from
   operations..........................................        41,247,948          7,188,936
                                                         ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..................................        (2,044,065)          (397,850)
Net realized gain......................................           (78,880)                --
Return of capital......................................                --                 --
                                                         ----------------   ----------------
Total distributions to shareholders....................        (2,122,945)          (397,850)
                                                         ----------------   ----------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold..............................       128,480,212        227,748,556
Proceeds from shares acquired through reorganization...                --                 --
Cost of shares redeemed................................       (73,264,140)                --
                                                         ----------------   ----------------
Net increase (decrease) in net assets resulting from
   shareholder transactions............................        55,216,072        227,748,556
                                                         ----------------   ----------------
Total increase (decrease) in net assets................        94,341,075        234,539,642
NET ASSETS:
Beginning of year......................................       234,539,642                 --
                                                         ----------------   ----------------
End of year............................................  $    328,880,717  $     234,539,642
                                                         ================   ================
Accumulated net investment income (loss) at
   end of year.........................................  $        844,567  $         607,113
                                                         ================   ================
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period................        11,000,002                 --
Shares sold............................................         5,950,000         11,000,002
Shares issued through reorganization...................                --                 --
Shares redeemed........................................        (3,450,000)                --
                                                         ----------------   ----------------
Shares outstanding, end of period......................        13,500,002         11,000,002
                                                         ================   ================


(a) Inception date is March 17, 2016, which is consistent with the commencement of investment operations and is the date the initial creation units were established.


Page 72                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VI

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV)

                                                                              YEAR ENDED SEPTEMBER 30,
                                                   ------------------------------------------------------------------------------
                                                        2017            2016            2015            2014            2013
                                                   --------------  --------------  --------------  --------------  --------------
Net asset value, beginning of period                 $    29.33      $    24.23      $    27.04      $    22.56      $    19.74
                                                     ----------      ----------      ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.80            0.80            0.73            0.73            0.59
Net realized and unrealized gain (loss)                    3.01            5.02           (2.83)           4.46            2.81
                                                     ----------      ----------      ----------      ----------      ----------
Total from investment operations                           3.81            5.82           (2.10)           5.19            3.40
                                                     ----------      ----------      ----------      ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.75)          (0.72)          (0.71)          (0.71)          (0.58)
                                                     ----------      ----------      ----------      ----------      ----------
Net asset value, end of period                       $    32.39      $    29.33      $    24.23      $    27.04      $    22.56
                                                     ==========      ==========      ==========      ==========      ==========
TOTAL RETURN (a)                                          13.10%          24.31%          (7.92)%         23.19%          17.49%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $  717,616      $  572,100      $  470,112      $  723,536      $  205,440
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets              0.50%           0.50%           0.50%           0.50%           0.50%
Ratio of net investment income (loss) to average
   net assets                                              2.64%           3.01%           2.58%           3.13%           2.95%
Portfolio turnover rate (b)                                  26%             30%             27%             34%             37%


MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)


                                                                              YEAR ENDED SEPTEMBER 30,
                                                   ------------------------------------------------------------------------------
                                                        2017            2016            2015            2014            2013
                                                   --------------  --------------  --------------  --------------  --------------
Net asset value, beginning of period                 $    18.89      $    18.37      $    21.48      $    20.65      $    20.18
                                                     ----------      ----------      ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.81            0.83            0.99            1.05            0.90
Net realized and unrealized gain (loss)                    0.59            0.94           (2.73)           1.02            0.71
                                                     ----------      ----------      ----------      ----------      ----------
Total from investment operations                           1.40            1.77           (1.74)           2.07            1.61
                                                     ----------      ----------      ----------      ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.82)          (0.85)          (0.99)          (1.24)          (1.07)
Return of capital                                         (0.25)          (0.40)          (0.38)             --           (0.07)
                                                     ----------      ----------      ----------      ----------      ----------
Total distributions                                       (1.07)          (1.25)          (1.37)          (1.24)          (1.14)
                                                     ----------      ----------      ----------      ----------      ----------
Net asset value, end of period                       $    19.22      $    18.89      $    18.37      $    21.48      $    20.65
                                                     ==========      ==========      ==========      ==========      ==========
TOTAL RETURN (a)                                           7.56%           9.86%          (8.57)%         10.17%           8.08%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $  850,403      $  873,524      $  880,995      $  783,954      $  491,585
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets              0.60%           0.60%           0.60%           0.60%           0.60%
Ratio of net expenses to average net assets                0.48%           0.48%           0.50%           0.60%           0.60%
Ratio of net investment income (loss) to average
   net assets                                              4.25%           4.25%           4.71%           4.55%           4.80%
Portfolio turnover rate (b)                                  82%            115%            116%             96%            124%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 73

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

                                                                                                                   FOR THE PERIOD
                                                                      YEAR ENDED SEPTEMBER 30,                     8/22/2013 (a)
                                                   --------------------------------------------------------------     THROUGH
                                                        2017            2016            2015            2014         9/30/2013
                                                   --------------  --------------  --------------  --------------  --------------
Net asset value, beginning of period                 $    17.28      $    15.85      $    20.10      $    20.65      $    19.97
                                                     ----------      ----------      ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.77            0.77            0.82            1.08            0.07
Net realized and unrealized gain (loss)                    1.39            1.34           (4.18)          (0.27)           0.69
                                                     ----------      ----------      ----------      ----------      ----------
Total from investment operations                           2.16            2.11           (3.36)           0.81            0.76
                                                     ----------      ----------      ----------      ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.92)          (0.68)          (0.84)          (1.13)          (0.08)
Net realized gain                                            --              --             --            (0.23)             --
Return of capital                                            --              --           (0.05)             --              --
                                                     ----------      ----------      ----------      ----------      ----------
Total distributions                                       (0.92)          (0.68)          (0.89)          (1.36)          (0.08)
                                                     ----------      ----------      ----------      ----------      ----------
Net asset value, end of period                       $    18.52      $    17.28      $    15.85      $    20.10      $    20.65
                                                     ==========      ==========      ==========      ==========      ==========
TOTAL RETURN (b)                                          12.96%          13.57%         (17.29)%          3.93%           3.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $   12,038      $   12,962      $   12,676      $   13,066      $    5,164
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets              0.70%           0.70%           0.70%           0.70%           0.70% (c)
Ratio of net investment income (loss) to average
   net assets                                              4.36%           4.52%           4.44%           4.74%           3.15% (c)
Portfolio turnover rate (d)                                 129%            151%            132%            116%             24%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 74                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST HIGH INCOME ETF (FTHI)

                                                                                                   FOR THE PERIOD
                                                              YEAR ENDED SEPTEMBER 30,              1/6/2014 (a)
                                                   ----------------------------------------------     THROUGH
                                                        2017            2016            2015         9/30/2014
                                                   --------------  --------------  --------------  --------------
Net asset value, beginning of period                 $    20.57      $    19.12      $    20.29      $    19.93
                                                     ----------      ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.30            0.34            0.54            0.40
Net realized and unrealized gain (loss)                    2.60            2.06           (0.70)           0.52
                                                     ----------      ----------      ----------      ----------
Total from investment operations                           2.90            2.40           (0.16)           0.92
                                                     ----------      ----------      ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.13)          (0.35)          (0.32)          (0.56)
Return of capital                                         (0.80)          (0.60)          (0.69)             --
                                                     ----------      ----------      ----------      ----------
Total distributions                                       (0.93)          (0.95)          (1.01)          (0.56)
                                                     ----------      ----------      ----------      ----------
Net asset value, end of period                       $    22.54      $    20.57      $    19.12      $    20.29
                                                     ==========      ==========      ==========      ==========
TOTAL RETURN (b)                                          13.93%          12.80%          (0.96)%          4.66%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $   52,385      $    7,198      $    6,691      $    3,044
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets              0.87% (d)       0.85%           0.85%           0.85% (c)
Ratio of net investment income (loss) to average
   net assets                                              1.43%           1.78%           1.57%           2.49% (c)
Portfolio turnover rate (e)                                 315% (f)        139%            191%             54%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Includes reorganization fees. If this reorganization fee was not included, the expense ratio would have been 0.85%.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(f) The variation in the portfolio turnover rate is due to the rebalance of the portfolio that occurred shortly after the reorganization of FTHI with the First Trust Dividend and Income Fund.


                        See Notes to Financial Statements                Page 75

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST LOW BETA INCOME ETF (FTLB)

                                                                                                   FOR THE PERIOD
                                                              YEAR ENDED SEPTEMBER 30,              1/6/2014 (a)
                                                   ----------------------------------------------     THROUGH
                                                        2017            2016            2015         9/30/2014
                                                   --------------  --------------  --------------  --------------
Net asset value, beginning of period                 $    20.38      $    19.05      $    20.21      $    19.93
                                                     ----------      ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.38            0.24            0.44            0.40
Net realized and unrealized gain (loss)                    2.14            1.74           (0.87)           0.36
                                                     ----------      ----------      ----------      ----------
Total from investment operations                           2.52            1.98           (0.43)           0.76
                                                     ----------      ----------      ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.63)          (0.36)          (0.32)          (0.48)
Return of capital                                            --           (0.29)          (0.41)             --
                                                     ----------      ----------      ----------      ----------
Total distributions                                       (0.63)          (0.65)          (0.73)          (0.48)
                                                     ----------      ----------      ----------      ----------
Net asset value, end of period                       $    22.27      $    20.38      $    19.05      $    20.21
                                                     ==========      ==========      ==========      ==========
TOTAL RETURN (b)                                          12.57%          10.53%          (2.26)%          3.83%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $    7,794      $    4,077      $    4,762      $    3,031
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets              0.85%           0.85%           0.85%           0.85% (c)
Ratio of net investment income (loss) to average
   net assets                                              1.45%           1.79%           1.58%           2.47% (c)
Portfolio turnover rate (d)                                 184%            143%            205%             38%


FIRST TRUST RISING DIVIDEND ACHIEVERS ETF (RDVY)

                                                                                                   FOR THE PERIOD
                                                              YEAR ENDED SEPTEMBER 30,              1/6/2014 (a)
                                                   ----------------------------------------------     THROUGH
                                                        2017            2016            2015         9/30/2014
                                                   --------------  --------------  --------------  --------------
Net asset value, beginning of period                 $    22.12      $    20.34      $    21.02      $    19.93
                                                     ----------      ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.34            0.53            0.39            0.29
Net realized and unrealized gain (loss)                    5.73            1.86           (0.68)           1.08
                                                     ----------      ----------      ----------      ----------
Total from investment operations                           6.07            2.39           (0.29)           1.37
                                                     ----------      ----------      ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.35)          (0.54)          (0.39)          (0.28)
Net realized gains                                           --           (0.07)             --              --
                                                     ----------      ----------      ----------      ----------
Total distributions                                       (0.35)          (0.61)          (0.39)          (0.28)
                                                     ----------      ----------      ----------      ----------
Net asset value, end of period                       $    27.84      $    22.12      $    20.34      $    21.02
                                                     ==========      ==========      ==========      ==========
TOTAL RETURN (b)                                          27.53%          11.98%          (1.47)%          6.88%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $  271,405      $   27,646      $   28,477      $    7,357
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets              0.50%           0.50%           0.50%           0.50% (c)
Ratio of net investment income (loss) to average
   net assets                                              1.60%           2.50%           2.03%           2.26% (c)
Portfolio turnover rate (d)                                  46%             66%             71%             62%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 76                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DORSEY WRIGHT FOCUS 5 ETF (FV)

                                                                                                   FOR THE PERIOD
                                                              YEAR ENDED SEPTEMBER 30,              3/5/2014 (a)
                                                   ----------------------------------------------     THROUGH
                                                        2017            2016            2015         9/30/2014
                                                   --------------  --------------  --------------  --------------
Net asset value, beginning of period                 $    22.91      $    21.91      $    20.40      $    20.02
                                                     ----------      ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.21            0.16            0.04            0.01
Net realized and unrealized gain (loss)                    3.25            0.96            1.50            0.37
                                                     ----------      ----------      ----------      ----------
Total from investment operations                           3.46            1.12            1.54            0.38
                                                     ----------      ----------      ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.20)          (0.12)          (0.03)          (0.00) (b)
                                                     ----------      ----------      ----------      ----------
Net asset value, end of period                       $    26.17      $    22.91      $    21.91      $    20.40
                                                     ==========      ==========      ==========      ==========
TOTAL RETURN (c)                                          15.16%           5.10%           7.55%           1.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $2,397,352      $3,055,465      $4,066,788      $  567,068
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets              0.30%           0.30%           0.30%           0.30% (d)
Ratio of net investment income (loss) to average
   net assets                                              0.74%           0.62%           0.22%           0.22% (d)
Portfolio turnover rate (e)                                  66%             42%              0%              0%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Amount is less than $0.01.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)   Annualized.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 77

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST RBA AMERICAN INDUSTRIAL RENAISSANCE(R) ETF (AIRR)

                                                                                                   FOR THE PERIOD
                                                              YEAR ENDED SEPTEMBER 30,             3/10/2014 (a)
                                                   ----------------------------------------------     THROUGH
                                                        2017            2016            2015         9/30/2014
                                                   --------------  --------------  --------------  --------------
Net asset value, beginning of period                 $    20.49      $    15.31      $    18.27      $    19.98
                                                     ----------      ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.08 (b)        0.08 (b)        0.07            0.05
Net realized and unrealized gain (loss)                    5.53            5.16           (2.97)          (1.72)
                                                     ----------      ----------      ----------      ----------
Total from investment operations                           5.61            5.24           (2.90)          (1.67)
                                                     ----------      ----------      ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.06)          (0.06)          (0.06)          (0.04)
                                                     ----------      ----------      ----------      ----------
Net asset value, end of period                       $    26.04      $    20.49      $    15.31      $    18.27
                                                     ==========      ==========      ==========      ==========
TOTAL RETURN (c)                                          27.39%          34.27%         (15.90)%         (8.37)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $  169,282      $   20,492      $   42,867      $   79,455
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets              0.70%           0.70%           0.70%           0.70% (d)
Ratio of net investment income (loss) to average
   net assets                                              0.33%           0.47%           0.35%           0.62% (d)
Portfolio turnover rate (e)                                  52%             62%             66%             20%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Based on average shares outstanding.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)   Annualized.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 78                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST RBA QUALITY INCOME ETF (QINC)

                                                                                                   FOR THE PERIOD
                                                              YEAR ENDED SEPTEMBER 30,             3/10/2014 (a)
                                                   ----------------------------------------------     THROUGH
                                                        2017            2016            2015         9/30/2014
                                                   --------------  --------------  --------------  --------------
Net asset value, beginning of period                 $    22.11      $    20.10      $    19.91      $    20.00
                                                     ----------      ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.60            0.55            0.53            0.34
Net realized and unrealized gain (loss)                    2.44            1.96            0.19           (0.10)
                                                     ----------      ----------      ----------      ----------
Total from investment operations                           3.04            2.51            0.72            0.24
                                                     ----------      ----------      ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.61)          (0.50)          (0.53)          (0.33)
                                                     ----------      ----------      ----------      ----------
Net asset value, end of period                       $    24.54      $    22.11      $    20.10      $    19.91
                                                     ==========      ==========      ==========      ==========
TOTAL RETURN (b)                                          13.93%          12.52%           3.49%           1.14%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $   28,221      $   22,107      $   10,049      $    4,978
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets              0.70%           0.70%           0.70%           0.70% (c)
Ratio of net investment income (loss) to average
   net assets                                              2.61%           2.79%           2.64%           3.16% (c)
Portfolio turnover rate (d)                                 150%            136%            163%             55%


FIRST TRUST DORSEY WRIGHT INTERNATIONAL FOCUS 5 ETF (IFV)


                                                                                                   FOR THE PERIOD
                                                              YEAR ENDED SEPTEMBER 30,             7/22/2014 (a)
                                                   ----------------------------------------------     THROUGH
                                                        2017            2016            2015         9/30/2014
                                                   --------------  --------------  --------------  --------------
Net asset value, beginning of period                 $    17.55      $    17.08      $    18.57      $    20.09
                                                     ----------      ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.25            0.22            0.20            0.07
Net realized and unrealized gain (loss)                    3.73            0.52           (1.50)          (1.59)
                                                     ----------      ----------      ----------      ----------
Total from investment operations                           3.98            0.74           (1.30)          (1.52)
                                                     ----------      ----------      ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.18)          (0.27)          (0.19)             --
                                                     ----------      ----------      ----------      ----------
Net asset value, end of period                       $    21.35      $    17.55      $    17.08      $    18.57
                                                     ==========      ==========      ==========      ==========
TOTAL RETURN (b)                                          22.71%           4.35%          (7.01)%         (7.57)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $  794,132      $  450,042      $  626,762      $   31,574
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets              0.30%           0.30%           0.30%           0.30% (c)
Ratio of net investment income (loss) to average
   net assets                                              1.59%           1.14%           2.29%           5.67% (c)
Portfolio turnover rate (d)                                  49%             58%              7%              0%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 79

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DORSEY WRIGHT DYNAMIC FOCUS 5 ETF (FVC)

                                                                   FOR THE PERIOD
                                                        YEAR       3/17/2016 (a)
                                                       ENDED          THROUGH
                                                     9/30/2017       9/30/2016
                                                   --------------  --------------
Net asset value, beginning of period                 $    21.32      $    20.02
                                                     ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.17            0.09
Net realized and unrealized gain (loss)                    3.04            1.25
                                                     ----------      ----------
Total from investment operations                           3.21            1.34
                                                     ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.16)          (0.04)
Net realized gain                                         (0.01)             --
                                                     ----------      ----------
Total distributions                                       (0.17)          (0.04)
                                                     ----------      ----------
Net asset value, end of period                       $    24.36      $    21.32
                                                     ==========      ==========
TOTAL RETURN (b)                                          15.13%           6.68%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $  328,881      $  234,540
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets              0.30%           0.30% (c)
Ratio of net investment income (loss) to average
   net assets                                              0.80%           1.45% (c)
Portfolio turnover rate (d)                                  54%             15%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 80                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2017

                                1. ORGANIZATION

First Trust Exchange-Traded Fund VI (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on June 4, 2012, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twenty-four exchange-traded funds that are offering shares. This report covers the eleven funds listed below.

    First Trust NASDAQ Technology Dividend Index Fund - (The Nasdaq Stock Market
       LLC ("Nasdaq") ticker "TDIV")
    Multi-Asset Diversified Income Index Fund - (Nasdaq ticker "MDIV") International Multi-Asset Diversified Income Index Fund - (Nasdaq ticker
       "YDIV")
    First Trust High Income ETF - (Nasdaq ticker "FTHI")
    First Trust Low Beta Income ETF - (Nasdaq ticker "FTLB")
    First Trust Rising Dividend Achievers ETF - (Nasdaq ticker "RDVY")(1)
    First Trust Dorsey Wright Focus 5 ETF - (Nasdaq ticker "FV")
    First Trust RBA American Industrial Renaissance(R) ETF - (Nasdaq ticker
       "AIRR")
    First Trust RBA Quality Income ETF - (Nasdaq ticker "QINC")
    First Trust Dorsey Wright International Focus 5 ETF - (Nasdaq ticker "IFV") First Trust Dorsey Wright Dynamic Focus 5 ETF - (Nasdaq ticker "FVC")

(1) Effective December 13, 2016, First Trust NASDAQ Rising Dividend Achievers ETF changed its name to First Trust Rising Dividend Achievers ETF. The Fund's ticker symbol was not changed.

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Each Fund's shares currently are listed and traded on Nasdaq. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Each Fund's Creation Units are generally issued and redeemed in-kind for securities in which the Funds invest, and in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund, except for FTHI and FTLB, is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                         INDEX
First Trust NASDAQ Technology Dividend Index Fund            NASDAQ Technology Dividend Index(SM)(1)
Multi-Asset Diversified Income Index Fund                    NASDAQ US Multi-Asset Diversified Income Index(SM)(1)
International Multi-Asset Diversified Income Index Fund      NASDAQ International Multi-Asset Diversified Income Index(SM)(1)
First Trust Rising Dividend Achievers ETF                    NASDAQ U.S. Rising Dividend Achievers Index(1)
First Trust Dorsey Wright Focus 5 ETF                        Dorsey Wright Focus Five Index(2)
First Trust RBA American Industrial Renaissance(R) ETF       Richard Bernstein Advisors American Industrial Renaissance(R) Index(3)
First Trust RBA Quality Income ETF                           Richard Bernstein Advisors Quality Income Index(3)
First Trust Dorsey Wright International Focus 5 ETF          Dorsey Wright International Focus Five Index(2)
First Trust Dorsey Wright Dynamic Focus 5 ETF                Dorsey Wright Dynamic Focus Five Index(2)

(1) This index is developed, maintained and sponsored by Nasdaq, Inc., and is licensed to First Trust Advisors L.P., the investment advisor to the Trust.

(2) This index is developed and sponsored by Dorsey, Wright & Associates LLC, maintained by Nasdaq, Inc., and is licensed to First Trust Advisors L.P., the investment advisor to the Trust.

(3) This index is developed and sponsored by Richard Bernstein Advisors LLC, maintained by the New York Stock Exchange, and is licensed to First Trust Advisors L.P., the investment advisor to the Trust.

FTHI and FTLB are actively managed exchange-traded funds. The primary investment objective of FTHI is to provide current income. FTHI's secondary investment objective is to provide capital appreciation. FTHI pursues its objectives by investing in equity securities listed on U.S. exchanges and by utilizing an "option strategy" consisting of writing (selling) U.S. exchange-traded covered call options on the Standard & Poor's 500(R) Index (the "S&P 500"). Under normal market conditions, the Fund invests primarily in equity securities listed on U.S. exchanges. The Fund also employs an option strategy in which it writes U.S. exchange-traded covered call options on the S&P 500 in order to seek additional cash flow in the form of premiums on the options that may be distributed to shareholders on a monthly basis. A premium is the income received by an investor who sells or writes an option contract to another party. The market value of the option strategy may be up to 20% of the Fund's overall net asset value.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2017

The investment objective of FTLB is to provide current income. FTLB pursues its objective by investing in equity securities listed on U.S. exchanges and by utilizing an "option strategy" consisting of buying U.S. exchange-traded put options on the S&P 500 and writing (selling) U.S. exchange-traded covered call options on the S&P 500. Under normal market conditions, the Fund invests primarily in equity securities listed on U.S. exchanges. The Fund also employs an option strategy in which it writes U.S. exchange-traded covered call options on the S&P 500 in order to seek additional cash flow in the form of premiums on the options. A premium is the income received by an investor who sells or writes an option contract to another party. These premiums may be distributed to shareholders on a monthly basis or used to purchase U.S. exchange-traded put options on the S&P 500 that seek to provide the Fund with downside protection and which are expected to reduce the Fund's price sensitivity to declining markets. The market value of the option strategy may be up to 20% of the Fund's overall net asset value.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service, or are determined by the Pricing Committee of the Funds' investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks, master limited partnerships ("MLPs"), real estate investment trusts ("REITs"), and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      U.S. Treasuries are fair valued on the basis of valuations provided by a third-party pricing service approved by the Trust's Board of Trustees.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;

      2)    the liquidity conditions in the relevant market and changes thereto;

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2017

      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

      4) issuer-specific conditions (such as significant credit deterioration); and

      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund's securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund's ability to track the index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2017

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of September 30, 2017, is included with each Fund's Portfolio of Investments.

B. OPTION CONTRACTS

FTHI and FTLB are subject to equity price risk in the normal course of pursuing their investment objectives and may write (sell) U.S. exchange-traded covered call options on the S&P 500 to hedge against changes in the value of equities. Additionally, these two Funds seek to generate additional income, in the form of premiums received, from writing (selling) the options. FTHI and FTLB may write
(sell) covered call options or put options ("options") on all or a portion of the equity securities held in their respective portfolios and on securities indices as determined to be appropriate by the Advisor, consistent with their investment objectives. Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. These two Funds will not write (sell) "naked" or uncovered options. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in "Options written, at value" on the Statements of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.

Options written (sold) by FTHI and FTLB will either be exercised, expire, or be cancelled pursuant to a closing transaction. If an index option written (sold) by either of these two Funds is exercised, the Fund would be obligated to deliver cash equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. If the price of the index is less than the option's strike price, the index option will likely expire without being exercised. In the case of a stock option, if the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. If the price of the underlying equity security is less than the option's strike price, the option will likely expire without being exercised. The option premium received by each Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. Gain or loss on options is presented separately as "Net realized gain (loss) on Written options transactions" on the Statements of Operations.

The index options that FTHI and FTLB write (sell) give the option holder the right, but not the obligation, to receive an amount of cash based on the difference between the closing level of the stock index and the exercise price on or prior to the option's expiration date. The stock options that FTHI and FTLB write (sell) give the option holder the right, but not the obligation, to purchase securities from each Fund at the strike price on or prior to the option's expiration date. The ability to successfully implement the writing (selling) of covered call or put options depends on the ability of the Advisor to predict pertinent market movements, which cannot be assured. As the writer (seller) of a covered option, each Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

FTLB may also purchase U.S. exchange-traded call or put options on the S&P 500 to hedge against changes in the value of equities. The purchase of call or put options involves the risk of loss of all or a part of the cash paid for the put options (the premium). The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. When the Fund purchases a call or put option, the premium paid represents the cost of the call or put option, which is included in "Options purchased, at value" on the Statements of Assets and Liabilities.

If FTLB elects to exercise a call or put option on the S&P 500, settlement does not occur by the delivery of the securities comprising the Index. FTLB, as holder of the stock index option, receives an amount of cash if the closing level of the stock index upon which the option is based is less than the exercise price of the option. This amount of cash is equal to the difference

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2017

between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. If the Fund elects to allow a put option to expire, then the equity price risk for purchased options is limited to the premium initially paid. Gain or loss on options is included in "Purchased option transactions" on the Statements of Operations.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

Distributions received from a Fund's investments in MLPs generally are comprised of return of capital and investment income. A Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Distributions received from a Fund's investments in REITs may be comprised of return of capital, capital gains, and investment income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

D. FOREIGN CURRENCY

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received is included in "Net realized gain (loss) on foreign currency transactions" on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statements of Operations.

E. AFFILIATED TRANSACTIONS

MDIV, FV, IFV, and FVC invest in securities of affiliated funds. Each Fund's investment performance and risks are related to the investment performance and risks of the affiliated funds.

Amounts relating to these investments in MDIV at September 30, 2017, and for the fiscal year then ended are:

                                                                              CHANGE IN
                                                                              UNREALIZED     REALIZED
               SHARES AT      VALUE AT                                       APPRECIATION     GAIN/         VALUE AT      DIVIDEND
SECURITY NAME  9/30/2017     9/30/2016       PURCHASES          SALES       (DEPRECIATION)    (LOSS)       9/30/2017       INCOME
------------------------------------------------------------------------------------------------------------------------------------
First Trust
 Tactical
 High Yield
 ETF            3,423,720  $  171,823,524  $   21,915,163  $    (27,235,630) $  1,403,965  $     60,681  $  167,967,703  $ 9,013,806

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2017

Amounts relating to these investments in FV at September 30, 2017, and for the fiscal year then ended are:

                                                                              CHANGE IN
                                                                              UNREALIZED     REALIZED
               SHARES AT      VALUE AT                                       APPRECIATION     GAIN/         VALUE AT      DIVIDEND
SECURITY NAME  9/30/2017     9/30/2016       PURCHASES          SALES       (DEPRECIATION)    (LOSS)       9/30/2017       INCOME
------------------------------------------------------------------------------------------------------------------------------------
First Trust
 Consumer
 Discretionary
 AlphaDEX(R)
 Fund                  --  $  581,584,498  $    1,322,821  $   (578,154,291) $ 20,320,940  $(25,073,968) $           --  $        --
First Trust
 Consumer
 Staples
 AlphaDEX(R)
 Fund                  --     580,916,560      21,732,839      (579,517,540)  (19,606,029)   (3,525,830)             --           --
First Trust
 Dow Jones
 Internet
 Index Fund     5,020,360     691,605,229      14,002,088      (304,704,460)   60,468,012    52,513,181     513,884,050           --
First Trust
 Energy
 AlphaDEX(R)
 Fund                  --     608,490,702      35,527,542      (615,243,648)  (56,279,184)   27,504,588              --    2,418,620
First Trust
 Industrials/
 Producer
 Durables
 AlphaDEX(R)
 Fund          12,888,222              --     558,576,800      (141,887,464)   55,250,429     6,471,036     478,410,801    2,757,207
First Trust
 Nasdaq
 Bank ETF      17,084,622              --     508,419,543       (71,657,719)   34,653,165       803,963     472,218,952    3,365,904
First Trust
 NASDAQ-100-
 Technology
 Sector Index
 Fund           7,351,303              --     560,857,981      (213,872,301)  127,321,804    26,683,815     500,991,299    4,031,439
First Trust
 Utilities
 AlphaDEX(R)
 Fund          15,752,789     584,757,983      31,743,607      (213,975,319)    1,795,715    21,318,373     425,640,359   14,111,552
                           --------------  --------------  ----------------  ------------  ------------  --------------  -----------
                           $3,047,354,972  $1,732,183,221  $ (2,719,012,742) $223,924,852  $106,695,158  $2,391,145,461  $26,684,722
                           ==============  ==============  ================  ============  ============  ==============  ===========

Amounts relating to these investments in IFV at September 30, 2017, and for the fiscal year then ended are:


                                                                              CHANGE IN
                                                                              UNREALIZED     REALIZED
               SHARES AT      VALUE AT                                       APPRECIATION     GAIN/         VALUE AT      DIVIDEND
SECURITY NAME  9/30/2017     9/30/2016       PURCHASES          SALES       (DEPRECIATION)    (LOSS)       9/30/2017       INCOME
------------------------------------------------------------------------------------------------------------------------------------
First Trust
 BICK Index
 Fund           5,671,018  $           --  $  149,727,546  $     (3,503,964) $ 18,095,006  $     84,224  $  164,402,812  $ 1,188,385
First Trust
 Brazil
 AlphaDEX(R)
 Fund                  --      88,750,586      61,952,328      (146,853,398)   (6,206,855)    2,357,339              --      884,574
First Trust
 Chindia ETF    4,175,265      91,413,710      69,509,118       (28,492,773)   28,280,393      (786,108)    159,924,340    1,298,153
First Trust
 Developed
 Markets ex-US
 AlphaDEX(R)
 Fund           2,633,154              --     150,171,551        (2,339,833)    7,661,329        47,360     155,540,407      859,830
First Trust
 Germany
 AlphaDEX(R)
 Fund           3,345,142      90,298,838      68,636,608       (27,399,005)   29,520,493    (1,226,049)    159,830,885    3,380,849
First Trust
 Latin America
 AlphaDEX(R)
 Fund                  --      87,364,509      42,303,362      (130,175,940)    3,308,425    (2,800,356)             --      572,225
First Trust
 Switzerland
 AlphaDEX(R)
 Fund           2,945,572      91,722,165      69,091,379       (33,889,848)   24,393,676        (3,339)    151,314,033    2,101,707
                           --------------  --------------  ----------------  ------------  ------------  --------------  -----------
                           $  449,549,808  $  611,391,892  $   (372,654,761) $105,052,467  $ (2,326,929) $  791,012,477  $10,285,723
                           ==============  ==============  ================  ============  ============  ==============  ===========

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2017

Amounts relating to these investments in FVC at September 30, 2017, and for the fiscal year then ended are:

                                                                              CHANGE IN
                                                                              UNREALIZED     REALIZED
               SHARES AT      VALUE AT                                       APPRECIATION     GAIN/         VALUE AT      DIVIDEND
SECURITY NAME  9/30/2017     9/30/2016       PURCHASES          SALES       (DEPRECIATION)    (LOSS)       9/30/2017       INCOME
------------------------------------------------------------------------------------------------------------------------------------
First Trust
 Consumer
 Discretionary
 AlphaDEX(R)
 Fund                  --  $   44,655,017  $   11,373,374  $    (55,816,494) $   (993,827) $    781,930 $            --  $        --
First Trust
 Consumer
 Staples
 AlphaDEX(R)
 Fund                  --      44,605,580      11,435,649       (54,105,991)    1,060,528    (2,995,766)             --           --
First Trust
 Dow Jones
 Internet
 Index Fund       688,710      53,106,652      28,230,211       (24,515,454)   12,313,367     1,361,579      70,496,355           --
First Trust
 Energy
 AlphaDEX(R)
 Fund                  --      46,722,554      18,156,708       (61,141,306)   (1,515,442)   (2,222,514)             --      245,442
First Trust
 Industrials/
 Producer
 Durables
 AlphaDEX(R)
 Fund           1,768,056              --      62,452,116        (4,080,572)    6,975,241       283,454      65,630,239      332,898
First Trust
 Nasdaq Bank
 ETF            2,343,734              --      63,387,149        (3,381,462)    4,645,394       129,727      64,780,808      456,112
First Trust
 NASDAQ-100-
 Technology
 Sector Index
 Fund           1,008,479              --      62,259,669       (10,617,221)   16,030,269     1,055,127      68,727,844      481,827
First Trust
 Utilities
 AlphaDEX(R)
 Fund           2,161,025      44,900,180      26,205,931       (14,772,493)    2,411,940      (354,663)     58,390,895    1,622,276
                           --------------  --------------  ----------------  ------------  ------------  --------------  -----------
                           $  233,989,983  $  283,500,807  $   (228,430,993) $ 40,927,470  $ (1,961,126) $  328,026,141  $ 3,138,555
                           ==============  ==============  ================  ============  ============  ==============  ===========


F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly for YDIV, MDIV, FTHI, and FTLB and quarterly for TDIV, RDVY, FV, AIRR, QINC, IFV, and FVC or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense, and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each applicable Fund during the fiscal year ended September 30, 2017, was as follows:

                                                                                  Distributions    Distributions    Distributions
                                                                                    paid from        paid from        paid from
                                                                                    Ordinary          Capital         Return of
                                                                                     Income            Gains           Capital
                                                                                  -------------    -------------    -------------
First Trust NASDAQ Technology Dividend Index Fund                                 $  16,379,432    $          --    $          --
Multi-Asset Diversified Income Index Fund                                            37,279,908               --       11,078,694
International Multi-Asset Diversified Income Index Fund                                 557,387               --               --
First Trust High Income ETF                                                             260,344               --        1,647,413
First Trust Low Beta Income ETF                                                         170,626               --               --
First Trust Rising Dividend Achievers ETF                                             2,252,091               --               --
First Trust Dorsey Wright Focus 5 ETF                                                21,028,660               --               --
First Trust RBA American Industrial Renaissance(R) ETF                                  419,640               --               --
First Trust RBA Quality Income ETF                                                      684,156               --               --
First Trust Dorsey Wright International Focus 5 ETF                                   5,897,400               --               --
First Trust Dorsey Wright Dynamic Focus 5 ETF                                         2,122,945               --               --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2017

The tax character of distributions paid by each applicable Fund during the fiscal year ended September 30, 2016, was as follows:

                                                                                  Distributions    Distributions    Distributions
                                                                                    paid from        paid from        paid from
                                                                                    Ordinary          Capital         Return of
                                                                                     Income            Gains           Capital
                                                                                  -------------    -------------    -------------
First Trust NASDAQ Technology Dividend Index Fund                                 $  13,406,693    $          --    $          --
Multi-Asset Diversified Income Index Fund                                            36,845,700               --       17,595,628
International Multi-Asset Diversified Income Index Fund                                 550,821               --               --
First Trust High Income ETF                                                             124,232               --          214,270
First Trust Low Beta Income ETF                                                          98,943               --           81,308
First Trust Rising Dividend Achievers ETF                                               812,426               --               --
First Trust Dorsey Wright Focus 5 ETF                                                17,612,760               --               --
First Trust RBA American Industrial Renaissance(R) ETF                                  121,080               --               --
First Trust RBA Quality Income ETF                                                      309,426               --               --
First Trust Dorsey Wright International Focus 5 ETF                                   8,312,585               --               --
First Trust Dorsey Wright Dynamic Focus 5 ETF                                           397,850               --               --


As of September 30, 2017, the components of distributable earnings on a tax basis for each Fund were as follows:


                                                                                                    Accumulated          Net
                                                                                  Undistributed     Capital and      Unrealized
                                                                                    Ordinary           Other        Appreciation
                                                                                     Income         Gain (Loss)     (Depreciation)
                                                                                  -------------    -------------    -------------
First Trust NASDAQ Technology Dividend Index Fund                                 $   1,067,275    $ (47,235,937)   $  87,367,351
Multi-Asset Diversified Income Index Fund                                                    --     (134,151,217)      15,256,657
International Multi-Asset Diversified Income Index Fund                                  48,744       (2,315,233)         167,791
First Trust High Income ETF                                                                  --      (15,070,057)       4,249,897
First Trust Low Beta Income ETF                                                              --         (965,440)         590,127
First Trust Rising Dividend Achievers ETF                                                15,891       (2,721,758)      12,464,986
First Trust Dorsey Wright Focus 5 ETF                                                 6,081,337     (483,676,110)     424,111,437
First Trust RBA American Industrial Renaissance(R) ETF                                   77,983      (17,467,114)      12,474,335
First Trust RBA Quality Income ETF                                                       38,976       (2,653,902)       1,128,682
First Trust Dorsey Wright International Focus 5 ETF                                   3,042,873      (83,470,986)      97,278,103
First Trust Dorsey Wright Dynamic Focus 5 ETF                                           844,567       (5,270,150)      47,138,145


G. INCOME TAXES

Each Fund intends to qualify or to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2014, 2015, 2016 and 2017 remain open to federal and state audit for MDIV, TDIV, YDIV, AIRR, FTHI, FTLB, FV, IFV, QINC, and RDVY. Taxable years ended 2016 and 2017 remain open to federal and state audit for FVC. As of September 30, 2017, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. At September 30, 2017, the Funds had net capital losses for federal income tax purposes as shown in the table below. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2017

                                                              Capital
                                                           Loss Available
                                                           --------------
First Trust NASDAQ Technology Dividend Index Fund          $   47,235,937
Multi-Asset Diversified Income Index Fund                     134,151,217
International Multi-Asset Diversified Income Index Fund         2,315,233
First Trust High Income ETF                                     8,097,998
First Trust Low Beta Income ETF                                   965,440
First Trust Rising Dividend Achievers ETF                       2,721,758
First Trust Dorsey Wright Focus 5 ETF                         483,676,110
First Trust RBA American Industrial Renaissance(R) ETF         17,467,114
First Trust RBA Quality Income ETF                              2,653,902
First Trust Dorsey Wright International Focus 5 ETF            83,470,986
First Trust Dorsey Wright Dynamic Focus 5 ETF                   5,270,150

Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. During the taxable year ended September 30, 2017, First Trust High Income ETF utilized no pre-enactment capital loss carryforwards for federal income tax purposes. At September 30, 2017, First Trust High Income ETF had pre-enactment capital losses for federal income tax purposes of $6,972,059, as a result of its reorganization with the First Trust Dividend and Income Fund, expiring as follows:

                9/30/2017
                (expired)         9/30/2018         9/30/2019
               -----------       -----------       -----------
               $17,263,318       $ 5,877,626       $ 1,094,433

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended September 30, 2017, the adjustments for each Fund were as follows:

                                                                                    Accumulated Net
                                                             Accumulated Net         Realized Gain
                                                               Investment              (Loss) on             Paid-in
                                                              Income (Loss)           Investments            Capital
                                                             ---------------        ---------------       --------------
First Trust NASDAQ Technology Dividend Index Fund            $    (1,744,080)       $   (40,187,183)      $   41,931,263
Multi-Asset Diversified Income Index Fund                          2,091,756            (29,785,183)          27,693,427
International Multi-Asset Diversified Income Index Fund               52,717                 42,149              (94,866)
First Trust High Income ETF                                         (404,163)           (15,001,286)          15,405,449
First Trust Low Beta Income ETF                                       89,009               (494,753)             405,744
First Trust Rising Dividend Achievers ETF                                 --             (9,523,750)           9,523,750
First Trust Dorsey Wright Focus 5 ETF                                     --           (111,104,175)         111,104,175
First Trust RBA American Industrial Renaissance(R) ETF               (33,763)           (12,212,231)          12,245,994
First Trust RBA Quality Income ETF                                        --             (2,731,263)           2,731,263
First Trust Dorsey Wright International Focus 5 ETF                  (69,921)              1,817,054          (1,747,133)
First Trust Dorsey Wright Dynamic Focus 5 ETF                            (85)            (3,203,442)           3,203,527


H. EXPENSES

Expenses that are directly related to the Funds are charged to First Trust pursuant to the Investment Management Agreement, with the exception of advisory fees, distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage expenses, acquired fund fees and expenses, taxes, interest, and extraordinary expenses, which are paid by each respective Fund. See Note 3 relating to a reduction in MDIV's annual unitary management fee. Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2017

First Trust has entered into licensing agreements with the following "Licensors" for the respective Funds:

FUND                                                            LICENSOR
First Trust NASDAQ Technology Dividend Index Fund               Nasdaq, Inc.
Multi-Asset Diversified Income Index Fund                       Nasdaq, Inc.
International Multi-Asset Diversified Income Index Fund         Nasdaq, Inc.
First Trust Rising Dividend Achievers ETF                       Nasdaq, Inc.
First Trust Dorsey Wright Focus 5 ETF                           Dorsey, Wright & Associates, LLC
First Trust RBA American Industrial Renaissance(R) ETF          Richard Bernstein Advisors LLC
First Trust RBA Quality Income ETF                              Richard Bernstein Advisors LLC
First Trust Dorsey Wright International Focus 5 ETF             Dorsey, Wright & Associates, LLC
First Trust Dorsey Wright Dynamic Focus 5 ETF                   Dorsey, Wright & Associates, LLC

The respective license agreements allow for the use by First Trust of each Fund's respective index and of certain trademarks and trade names of the Licensor. The Funds are sub-licensees to the applicable license agreements.

I. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosures about derivatives in a fund's financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017 and resulted in additional disclosure for variable interest rate and derivative instruments within the Portfolio of Investments. The new form types and other rule amendments will be effective for the First Trust funds, including the Funds, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018 to determine the impact to the Funds.

J. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB released Accounting Standards Update ("ASU") 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

Each Fund pays First Trust an annual unitary management fee based on each Fund's average daily net assets at a rate set forth below:

                                                                         Rate
                                                                       ---------
      First Trust NASDAQ Technology Dividend Index Fund                  0.50%
      Multi-Asset Diversified Income Index Fund                          0.60%
      International Multi-Asset Diversified Income Index Fund            0.70%
      First Trust High Income ETF                                        0.85%
      First Trust Low Beta Income ETF                                    0.85%
      First Trust Rising Dividend Achievers ETF                          0.50%
      First Trust Dorsey Wright Focus 5 ETF                              0.30%
      First Trust RBA American Industrial Renaissance(R) ETF             0.70%
      First Trust RBA Quality Income ETF                                 0.70%
      First Trust Dorsey Wright International Focus 5 ETF                0.30%
      First Trust Dorsey Wright Dynamic Focus 5 ETF                      0.30%

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2017

Pursuant to a contractual agreement between the Trust, on behalf of MDIV, and First Trust, the management fees paid to First Trust will be reduced by the proportional amount of the management fees earned by MDIV on assets invested in other investment companies advised by First Trust. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the Trust's Board of Trustees or (ii) the termination of MDIV's management agreement with First Trust; however, it is expected to remain in place at least until January 31, 2018. First Trust does not have the right to recover the waived fees on the shares of investment companies advised by First Trust. For the period ended September 30, 2017, MDIV waived $1,042,900 of management fees.

First Trust is responsible for the expenses of each Fund including the cost of transfer agency, custody, fund administration, licensing fees, if applicable, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses associated with the execution of portfolio transactions, distributions and service fees related to a Rule 12b-1 plan, if any, acquired fund fees and expenses, and extraordinary expenses, which are paid by each respective Fund. First Trust also provides fund reporting services to the Funds for a flat annual fee in the amount of $9,250 per Fund, which is covered under the annual unitary management fee.

The Trust has multiple service agreements with Brown Brothers Harriman & Co. ("BBH"). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BBH is responsible for custody of each Fund's assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                               4. REORGANIZATION

On March 16, 2016, the Board of Trustees of FTHI approved a reorganization of FTHI with the First Trust Dividend and Income Fund ("FAV"). The merger was completed on October 24, 2016. FTHI was the surviving fund.

Under the terms of the reorganization, which was tax-free, the assets of FAV were transferred to, and the liabilities of FAV were assumed by, FTHI in exchange for shares of FTHI. The cost of the investments received from FAV was carried forward to FTHI for U.S. GAAP and tax purposes. The FTHI shares were then distributed to FAV shareholders and the separate existence of FAV ceased. The reorganization was subject to certain conditions, including that the reorganization was approved on October 3, 2016, by the shareholders of FAV, and that the shareholders of FTHI approved the issuance of additional FTHI shares in connection with the reorganization. When the reorganization occurred, the transactions were based on the relative NAVs of FAV and FTHI.

The following table summarizes the asset transfers and conversion ratios for the reorganization.

                                         Unrealized     Accumulated      Share      Acquiring
Acquired   Shares     Net Assets on     Appreciation    Net Realized   Conversion  (Surviving)  Shares Net      Assets on
  Fund    Redeemed   October 21, 2016  (Depreciation)    Gains/Loss      Ratio        Fund        Issued    October 21, 2016*
-----------------------------------------------------------------------------------------------------------------------------
 FAV      8,259,500  $     73,839,981  $   (2,351,951) $  (55,762,807)  0.444937      FTHI       3,674,957  $       6,027,862

* Amount reflects net assets of FTHI prior to the reorganization.

The following table summarizes the operations of the Acquired Fund for the period December 1, 2015 to October 21, 2016, and the operations of FTHI, the Acquiring (Surviving) Fund, for the fiscal year ended September 30, 2017, as presented in the Statements of Operations and the combined Acquired and Acquiring (Surviving) Funds' pro-forma results of operations for the year ended September 30, 2017, assuming the acquisition had been completed on October 1, 2016.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2017

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of FAV that have been included in FTHI's Statement of Operations since October 21, 2016.

                                                                                             NET REALIZED
                                                                                            AND UNREALIZED     NET INCREASE
                                                                          NET INVESTMENT    GAIN (LOSS) ON    (DECREASE) FROM
                                                                              INCOME         INVESTMENTS        OPERATIONS
                                                                          --------------    --------------    ---------------
Acquired Fund for the Period December 1, 2015 to October 21, 2016
FAV                                                                       $    1,828,683    $      810,367    $     2,639,050
Acquiring Fund for the fiscal Year Ended September 30, 2017
FTHI                                                                             664,507         6,832,664          7,497,171
                                                                          --------------    --------------    ---------------
Combined Totals                                                           $    2,493,190    $    7,643,031    $    10,136,221
                                                                          ==============    ==============    ===============


                      5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended September 30, 2017, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                               Purchases             Sales
                                                            ----------------    ----------------
First Trust NASDAQ Technology Dividend Index Fund           $    174,164,056    $    172,967,259
Multi-Asset Diversified Income Index Fund                        732,573,010         706,587,822
International Multi-Asset Diversified Income Index Fund           13,688,081          13,873,469
First Trust High Income ETF                                      146,599,519         149,017,542
First Trust Low Beta Income ETF                                   10,235,952          10,408,858
First Trust Rising Dividend Achievers ETF                         66,185,897          65,838,670
First Trust Dorsey Wright Focus 5 ETF*                         1,711,701,184       1,712,481,861
First Trust RBA American Industrial Renaissance(R) ETF            77,249,020          76,967,319
First Trust RBA Quality Income ETF                                39,103,410          39,047,868
First Trust Dorsey Wright International Focus 5 ETF*             272,222,025         271,927,412
First Trust Dorsey Wright Dynamic Focus 5 ETF*                   155,242,009         154,892,350

For the fiscal year ended September 30, 2017, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                               Purchases             Sales
                                                            ----------------    ----------------
First Trust NASDAQ Technology Dividend Index Fund           $    221,482,406   $     142,491,267
Multi-Asset Diversified Income Index Fund                        149,127,307         215,081,360
International Multi-Asset Diversified Income Index Fund            1,605,759           2,924,056
First Trust High Income ETF                                       65,184,424          98,694,525
First Trust Low Beta Income ETF                                    7,382,812           4,278,370
First Trust Rising Dividend Achievers ETF                        282,549,623          60,455,619
First Trust Dorsey Wright Focus 5 ETF*                            20,482,037       1,006,530,881
First Trust RBA American Industrial Renaissance(R) ETF           213,453,627          85,163,242
First Trust RBA Quality Income ETF                                32,636,318          29,366,823
First Trust Dorsey Wright International Focus 5 ETF*             339,169,867         100,727,349
First Trust Dorsey Wright Dynamic Focus 5 ETF*                   128,258,798          73,538,643


* All transactions during the fiscal year ended September 30, 2017 were with affiliated funds.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2017

                           6. DERIVATIVE TRANSACTIONS

The following tables present the types of derivatives held by the following Funds at September 30, 2017, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.

FTHI
                                             ASSET DERIVATIVES                                 LIABILITY DERIVATIVES
                              ------------------------------------------------    ------------------------------------------------
DERIVATIVE                          STATEMENTS OF ASSETS AND                              STATEMENTS OF ASSETS AND
INSTRUMENT     RISK EXPOSURE          LIABILITIES LOCATION            VALUE            LIABILITIES LOCATION               VALUE
-------------  -------------  ------------------------------------  ----------    ------------------------------------  ----------
Options        Equity Risk                     --                       --        Options written, at value             $  405,424


FTLB
                                             ASSET DERIVATIVES                                 LIABILITY DERIVATIVES
                              ------------------------------------------------    ------------------------------------------------
DERIVATIVE                          STATEMENTS OF ASSETS AND                            STATEMENTS OF ASSETS AND
INSTRUMENT     RISK EXPOSURE          LIABILITIES LOCATION            VALUE               LIABILITIES LOCATION            VALUE
-------------  -------------  ------------------------------------  ----------    ------------------------------------  ----------
Options        Equity Risk    Options purchased, at value           $   13,577    Options written, at value             $   56,982

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended September 30, 2017, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

                                                                       EQUITY RISK
                                                               ----------------------------
STATEMENTS OF OPERATIONS LOCATION                                   FTHI            FTLB
-------------------------------------------------------------------------------------------
Net realized gain (loss) on Purchased option transactions      $           --   $   (71,241)
Net realized gain (loss) on Written options transactions           (1,364,960)      (88,680)
Net change in unrealized gain (loss) on Purchased options held             --        (1,841)
Net change in unrealized gain (loss) on Written options held          (86,329)      (16,640)

During the fiscal year ended September 30, 2017, for FTHI, the premiums for written options opened were $1,545,350, and the premiums for written options closed, exercised and expired were $1,265,786.

During the fiscal year ended September 30, 2017, for FTLB, the premiums for written options opened were $194,024, and the premiums for written options closed, exercised and expired were $184,926. During the fiscal year ended September 30, 2017, for FTLB, the premiums for purchased options opened were $85,975, and the premiums for purchased options closed, exercised and expired were $86,667.

FTHI and FTLB do not have the right to offset on financial assets and financial liabilities related to option contracts on the Statements of Assets and Liabilities

                  7. CREATION, REDEMPTION AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of a Fund, an Authorized Participant must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit aggregations) and the market value of the Deposited Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing of Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding index, except for FTHI and FTLB, which are actively managed. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities, and/or substitute securities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2017

Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding index, except for FTHI and FTLB, which are actively managed. Each Fund reserves the right to affect redemptions in cash. An Authorized Participant may request a cash redemption in lieu of securities; however, each Fund may, in its discretion, reject any such request.

The standard Creation Transaction Fees and the Redemption Transaction Fees for each Fund are as follows:

                                                                Creation                Redemption
                                                            Transaction Fees         Transaction Fees
                                                            ----------------         ----------------
First Trust NASDAQ Technology Dividend Index Fund           $            500         $            500
Multi-Asset Diversified Income Index Fund                              1,000                    1,000
International Multi-Asset Diversified Income Index Fund                3,400                    3,400
First Trust High Income ETF                                              750                      750
First Trust Low Beta Income ETF                                          750                      750
First Trust Rising Dividend Achievers ETF                                500                      500
First Trust Dorsey Wright Focus 5 ETF                                    500                      500
First Trust RBA American Industrial Renaissance(R) ETF                   500                      500
First Trust RBA Quality Income ETF                                       500                      500
First Trust Dorsey Wright International Focus 5 ETF                      500                      500
First Trust Dorsey Wright Dynamic Focus 5 ETF                            500                      500


                              8. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before January 31, 2019.

                               9. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             10. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined there was the following subsequent event:

On October 19, 2017, the following Funds declared a monthly distribution to shareholders of record on October 23, 2017, payable October 31, 2017.

                                                                Per Share
                                                                 Amount
                                                               -----------
International Multi-Asset Diversified Income Index Fund         $ 0.0700
Multi-Asset Diversified Income Index Fund                       $ 0.0639
First Trust High Income ETF                                     $ 0.0775
First Trust Low Beta Income ETF                                 $ 0.0525

On November 2, 2017, First Trust SMID Cap Rising Dividend Achievers ETF, an additional series of the Trust, began trading under the ticker symbol SDVY on Nasdaq.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED FUND VI:

We have audited the accompanying statements of assets and liabilities of First Trust NASDAQ Technology Dividend Index Fund, Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust High Income ETF, First Trust Low Beta Income ETF, First Trust Rising Dividend Achievers ETF (formerly known as First Trust NASDAQ Rising Dividend Achievers
ETF), First Trust Dorsey Wright Focus 5 ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust RBA Quality Income ETF, First Trust Dorsey Wright International Focus 5 ETF, and First Trust Dorsey Wright Dynamic Focus 5 ETF, each a series of the First Trust Exchange-Traded Fund VI (the "Trust"), including the portfolios of investments, as of September 30, 2017, and the related statements of operations for the year then ended and the changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017 by correspondence with the Trust's custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above included in First Trust Exchange-Traded Fund VI as of September 30, 2017, and the results of their operations for the year then ended and changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
November 20, 2017

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2017 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended September 30, 2017, the following percentages of income dividend paid by the Funds qualified for the dividends received deduction available to corporations:

                                                                     Dividends
                                                                     Received
                                                                     Deduction
                                                                    -----------
First Trust NASDAQ Technology Dividend Index Fund                      84.82%
Multi-Asset Diversified Income Index Fund                              46.97%
International Multi-Asset Diversified Income Index Fund                 0.00%
First Trust High Income ETF                                           100.00%
First Trust Low Beta Income ETF                                       100.00%
First Trust Rising Dividend Achievers ETF                             100.00%
First Trust Dorsey Wright Focus 5 ETF                                     **
First Trust RBA American Industrial Renaissance(R) ETF                100.00%
First Trust RBA Quality Income ETF                                    100.00%
First Trust Dorsey Wright International Focus 5 ETF                       **
First Trust Dorsey Wright Dynamic Focus 5 ETF                             **

For the taxable period ended September 30, 2017, the following percentages of income dividend paid by the Funds is hereby designated as qualified dividend income:

                                                                     Qualified
                                                                     Dividend
                                                                      Income
                                                                    -----------
First Trust NASDAQ Technology Dividend Index Fund                     100.00%
Multi-Asset Diversified Income Index Fund                              54.54%
International Multi-Asset Diversified Income Index Fund                58.69%
First Trust High Income ETF                                           100.00%
First Trust Low Beta Income ETF                                       100.00%
First Trust Rising Dividend Achievers ETF                             100.00%
First Trust Dorsey Wright Focus 5 ETF                                     **
First Trust RBA American Industrial Renaissance(R) ETF                100.00%
First Trust RBA Quality Income ETF                                    100.00%
First Trust Dorsey Wright International Focus 5 ETF                       **
First Trust Dorsey Wright Dynamic Focus 5 ETF                             **

** The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2017 (UNAUDITED)

The following Fund meets the requirements of Section 853 of the Internal Revenue Code and elect to pass through to its shareholders credit for foreign taxes paid. The total amount of income received by the Fund from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:

                                                                   Gross Foreign Income         Foreign Taxes Paid
                                                                  -----------------------     -----------------------
                                                                    Amount     Per Share       Amount      Per Share
                                                                  -----------------------     -----------------------
International Multi-Asset Diversified Income Index Fund           $ 482,393    $     0.74     $  49,898    $     0.08

The foreign taxes paid will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end. Gross foreign income and foreign taxes paid will be posted on the FTP website and disclosed in the tax letter.

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees of First Trust Exchange-Traded Fund VI (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the "Agreement" and collectively, the "Agreements") with First Trust Advisors L.P. (the "Advisor" or "First Trust") on behalf of the following eleven series of the Trust (each a "Fund" and collectively, the "Funds"):

    First Trust NASDAQ Technology Dividend Index Fund (TDIV)
    Multi-Asset Diversified Income Index Fund (MDIV)
    International Multi-Asset Diversified Income Index Fund (YDIV)
    First Trust Dorsey Wright Focus 5 ETF (FV)
    First Trust RBA Quality Income ETF (QINC)
    First Trust Rising Dividend Achievers ETF (formerly First Trust NASDAQ
       Rising Dividend Achievers ETF) (RDVY)
    First Trust RBA American Industrial Renaissance(R) ETF (AIRR)
    First Trust Low Beta Income ETF (FTLB) First Trust High Income ETF (FTHI) First Trust Dorsey Wright International Focus 5 ETF (IFV)
    First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)

The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2018 at a meeting held on June 12, 2017. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 24, 2017 and June 12, 2017, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; expenses of each Fund as compared to expense ratios of the funds in the Fund's MPI Peer Group; performance information for each Fund; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 24, 2017, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 12, 2017 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund's perspective as well as from the perspective of shareholders. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund's unitary fee.


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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2017 (UNAUDITED)

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. The Board considered that FTLB and FTHI are actively-managed ETFs and noted that the Advisor's Alternatives Investment Team is responsible for the day-to-day management of the Funds' investments. The Board considered the background and experience of the members of the Alternatives Investment Team and noted the Board's prior meetings with members of the Team. The Board considered the Advisor's statement that it applies the same oversight model internally with its Alternatives Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and each Fund's compliance with the 1940 Act, as well as each Fund's compliance with its investment objective and policies. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 24, 2017 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreements have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with the Fund's investment objective and policies.

The Board considered the unitary fee rate payable by each Fund under the Agreements for the services provided. The Board considered that, as part of the unitary fee, the Advisor is responsible for each Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and licensing fees, if any, but excluding the fee payment under the Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board considered that the Advisor had previously agreed to extend the Fee Offset Agreement for MDIV through January 31, 2018, whereby the Advisor offsets its unitary fee paid by MDIV related to the portion of MDIV's assets invested in other investment companies advised by the Advisor. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the MPI Peer Groups, as well as advisory fee and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund's MPI Peer Group included peer funds that pay a unitary fee and because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fees for MDIV, FV, IFV and FVC were below the median total (net) expense ratio of the peer funds in each Fund's respective MPI Peer Group, that the unitary fee for YDIV was near the median total (net) expense ratio of the peer funds in the Fund's MPI Peer Group and that the unitary fees for TDIV, QINC, RDVY, AIRR, FTLB and FTHI were above the median total (net) expense ratio of the peer funds in each Fund's respective MPI Peer Group. With respect to the MPI Peer Groups, the Board discussed with representatives of the Advisor how the MPI Peer Groups were assembled and limitations in creating peer groups for index ETFs and actively-managed ETFs, including, for index ETFs, differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs and, for both index ETFs and actively-managed ETFs, different business models that may affect the pricing of services among ETF sponsors. For actively-managed ETFs, the Board also noted the limited number of comparable actively-managed peers for FTLB and FTHI and that index-based ETFs, ETNs and open-end mutual funds were included in the Funds' MPI Peer Groups. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other clients, the Board considered differences between the Funds and other clients that limited their comparability. In considering the unitary fee rates overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to each Fund.

The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund's performance. With the exception of FTLB and FTHI, the Board received and reviewed information for periods ended December 31, 2016 regarding the performance of each Fund's underlying index, the correlation between each Fund's performance and that of its underlying index, each Fund's tracking difference and each Fund's excess return as compared to its benchmark index. With respect to YDIV, the Board considered the Advisor's representations regarding the impact of foreign security fair valuations and currency exchange rates on the correlation between YDIV's performance and that of its underlying index. Based on the information provided and its ongoing review of performance, the Board concluded that, after factoring in the impact of fair valuations, each applicable Fund was correlated to its underlying index and that the tracking difference for each such Fund was within a reasonable range. In addition, the Board reviewed data prepared by MPI comparing each applicable Fund's performance to that of its respective MPI Peer Group and to that of one or more broad-based benchmark indexes, but given each such Fund's objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.


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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2017 (UNAUDITED)

For the two actively managed funds, FTLB and FTHI, the Board received and reviewed information comparing each Fund's performance to that of its MPI Peer Group and to that of a broad-based benchmark index and an options-based index. For FTLB, the Board noted that the Fund outperformed the average of its MPI Peer Group and the options-based index for the one-year period ended December 31, 2016 but underperformed the broad-based benchmark index for the one-year period ended December 31, 2016. For FTHI, the Board noted that the Fund outperformed the average of its MPI Peer Group, the broad-based benchmark index and the options-based index for the one-year period ended December 31, 2016.

On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2016 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for each Fund was not unreasonable. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with its management of the Funds' portfolios. The Board also considered the Advisor's compensation for fund reporting services provided to each Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Trust and each Fund. No single factor was determinative in the Board's analysis.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND VI.

The following summarizes some of the risks that should be considered for the Funds. A Fund is subject to the risk that a particular security owned by a Fund or shares of the Fund in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall Fund share values could decline generally or could underperform other investments.

Only an Authorized Participant may engage in creation or redemption transactions directly for each Fund. The Trust has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to a Fund and no other Authorized Participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund's net asset value and possibly face delisting.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the Fund shares' net asset value. Unlike shares of open-end mutual funds, investors are generally not able to purchase ETF shares directly from a Fund and individual ETF shares are not redeemable. However, specified large blocks of ETF shares called creation units can be purchased from, or redeemed to, a Fund.

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust NASDAQ Technology Dividend Index Fund, First Trust Rising Dividend Achievers ETF, First Trust RBA Quality Income ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust Dorsey Wright International Focus 5 ETF, and First Trust Dorsey Wright Dynamic Focus 5 ETF are subject to index tracking risk. You should anticipate that the value of each Fund's shares will decline, more or less, in correlation with any decline in the value of that Fund's corresponding index. A Fund may be affected by a general decline in certain market segments relating to a Fund's corresponding index. A Fund invests in


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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2017 (UNAUDITED)

securities included in or representative of its corresponding index regardless of its investment merit. A Fund generally will not attempt to take defensive positions in declining markets.

The returns of the Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust NASDAQ Technology Dividend Index Fund, First Trust Rising Dividend Achievers ETF, First Trust RBA Quality Income ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust Dorsey Wright International Focus 5 ETF, and First Trust Dorsey Wright Dynamic Focus 5 ETF may not match the return of the index it seeks to track for a number of reasons. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between a Fund's performance and the performance of its corresponding index, there can be no assurance that a Fund will be able to achieve such a correlation. Accordingly, each Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of its corresponding index. You should anticipate that the value of Fund shares will decline more or less in correlation with any decline in the value of the Fund's Index.

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust NASDAQ Technology Dividend Index Fund, First Trust Rising Dividend Achievers ETF, First Trust RBA Quality Income ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust Dorsey Wright International Focus 5 ETF, and First Trust Dorsey Wright Dynamic Focus 5 ETF are exposed to additional market risk due to their policy of investing principally in the securities included in their respective corresponding indices. As a result of this policy, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result, a Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the Fund's index.

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust NASDAQ Technology Dividend Index Fund, First Trust Rising Dividend Achievers ETF, First Trust RBA Quality Income ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust Dorsey Wright International Focus 5 ETF, and First Trust Dorsey Wright Dynamic Focus 5 ETF rely on a license and related sublicense from an index provider that permits each Fund to use its corresponding index and associated trade names, trademarks and service marks in connection with the name and investment strategies of the Fund. Such license and related sublicense may be terminated by the index provider and, as a result, a Fund may lose its ability to use such intellectual property. There is no guarantee the index provider has all the rights to license such intellectual property on behalf of a Fund. In the event the license is terminated or the index provider does not have rights to license such intellectual property, it may have a significant effect on the operation of the respective Fund.

The First Trust High Income ETF and First Trust Low Beta Income ETF are subject to management risk because of their actively managed portfolios. In managing such a Fund's investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a Fund will meet its investment objectives.

The First Trust High Income ETF and First Trust Low Beta Income ETF may, under certain circumstances, effect a portion of creations and redemptions for cash, rather than in-kind securities, particularly for the puts and call options in which the Funds invest. As a result, an investment in the Funds may be less tax-efficient than an investment in an ETF that effects its creations and redemption for in-kind securities. Because the Funds may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses, and may also result in higher brokerage costs.

The First Trust High Income ETF and First Trust Low Beta Income ETF may invest in derivatives. A Fund's use of derivatives, such as call options, can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the options. These risks are heightened when a Fund's portfolio managers use options to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based. The option positions employed by the First Trust High Income ETF and First Trust Low Beta Income ETF may present additional risk. When selling a call option, a Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by a Fund if the Index level at the expiration of the call option is above the strike price by an amount equal to or greater than the premium. The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value and dividend rates of the stock subject to the option, an increase in interest rates, a change in the actual and perceived volatility of the stock market and the common stock and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying stock(s). In fact, a Fund's use of options may reduce the Fund's ability to profit from increases in the value of the underlying stock(s).

The International Multi-Asset Diversified Income Index Fund, First Trust High Income ETF, First Trust Low Beta Income ETF, and First Trust RBA Quality Income ETF currently have fewer assets than larger, more established funds, and like


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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2017 (UNAUDITED)

other funds with fewer assets, large inflows and outflows may impact the Funds' market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Also, during the initial invest-up period, a Fund may depart from its principal investment strategies and invest a larger amount or all of its assets in cash equivalents or it may hold cash.

Each Fund is subject to issuer specific change risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust NASDAQ Technology Dividend Index Fund, First Trust Rising Dividend Achievers ETF, First Trust RBA Quality Income ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust Dorsey Wright International Focus 5 ETF, and First Trust Dorsey Wright Dynamic Focus 5 ETF each may be concentrated in stocks of companies in an individual industry if a Fund's corresponding index is concentrated in such industry. A concentration makes a Fund more susceptible to any single occurrence affecting the industry and may subject a Fund to greater market risk than more diversified funds.

The First Trust NASDAQ Technology Dividend Index Fund, First Trust High Income ETF, First Trust Low Beta Income ETF, First Trust Rising Dividend Achievers ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust RBA Quality Income ETF, First Trust Dorsey Wright International Focus 5 ETF, and First Trust Dorsey Wright Dynamic Focus 5 ETF are each considered to be non-diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, each Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Funds may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Funds may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

Because the Funds invest in equity securities, the value of each Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund's assets can decline as can the value of a Fund's distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Certain Funds may invest in non-U.S. securities that are either directly listed on a U.S. securities exchange or in the form of Depositary Receipts, or in non-U.S. securities listed on a foreign exchange. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

Depositary Receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of Depositary Receipts are usually subject to a fee charged by the depositary. Holders of Depositary Receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of Depositary Receipts because such restrictions may limit the ability to convert equity shares into Depositary Receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the Depositary Receipts.

There is no guarantee that the issuers of a Fund's portfolio securities will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.

Each Fund may invest in small and mid-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

The Multi-Asset Diversified Income Index Fund is subject to the risks of investing in MLPs. An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. In addition, there is the risk that a MLP could be, contrary to its intention, taxed as a corporation, resulting in decreased returns from such MLP.


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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2017 (UNAUDITED)

The Multi-Asset Diversified Income Index Fund and International Multi-Asset Diversified Income Index Fund invest in REITs. Therefore, the Funds are subject to the risks associated with investing in real estate, which may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the 1940 Act and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust Dorsey Wright Focus 5 ETF, First Trust Dorsey Wright International Focus 5 ETF, and First Trust Dorsey Wright Dynamic Focus 5 ETF may invest in ETFs. ETFs are generally index funds bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

The Multi-Asset Diversified Income Index Fund and International Multi-Asset Diversified Income Index Fund invest in an ETF that invests in high yield securities, which are subject to greater market fluctuations and risk of loss than securities with higher investment ratings and, therefore, may be highly speculative. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high-yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high-yield securities is smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over the counter markets. Due to the smaller, less liquid market for high-yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

The Multi-Asset Diversified Income Index Fund and International Multi-Asset Diversified Income Index Fund invest in preferred securities. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities are also subject to credit risk, interest rate risk and income risk.

Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments. Credit risk may be heightened for a Fund because it may invest in exchange-traded funds that invest in "high yield" or "junk" debt; such securities, while generally offering higher yields than investment-grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal.

The First Trust NASDAQ Technology Dividend Index Fund and First Trust Rising Dividend Achievers ETF invest in the securities of companies in the information technology sector. General risks of information technology companies include the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel.

The First Trust NASDAQ Technology Dividend Index Fund invests in companies in the telecommunications sector. Telecommunications companies are subject to risks, such as: a market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete.

The International Multi-Asset Diversified Income Index Fund's net asset value is determined on the basis of U.S. dollars and the Fund may invest in foreign listed securities; therefore, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up.


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ADDITIONAL INFORMATION (CONTINUED)
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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2017 (UNAUDITED)

The Multi-Asset Diversified Income Index Fund and International Multi-Asset Diversified Income Index Fund invest in ETFs that invests in fixed income securities. Fixed income securities are subject to credit risk and interest rate risk. The ETFs may invest in high yield fixed income securities, commonly referred to as "junk" bonds. If interest rates rise, the prices of the fixed-rate instruments held by a Fund may fall. Interest rate risk is generally lower for shorter term investments and higher for longer-term investments.

The Multi-Asset Diversified Income Index Fund and International Multi-Asset Diversified Income Index Fund invest in infrastructure companies and is subject to certain risks inherent in investing in these types of securities. Infrastructure companies may be directly affected by energy commodity prices, especially infrastructure companies which own the underlying energy commodity. A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of infrastructure companies. Infrastructure companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy infrastructure companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact energy infrastructure companies.

The Multi-Asset Diversified Income Index Fund invests in the securities of companies in the energy sector. The companies in the energy sector include integrated oil companies that are involved in the exploration, production and refining process, gas distributors and pipeline-related companies and other energy companies involved with mining, producing and delivering energy-related services and drilling. General problems of issuers in the energy sector include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. Natural disasters, such as hurricanes in the Gulf of Mexico, also impact the petroleum industry. Oil production and refining companies are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials. In addition, oil prices are generally subject to extreme volatility.

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust Rising Dividend Achievers ETF, and First Trust RBA American Industrial Renaissance(R) ETF invest in the securities of companies in the financial service sector which may include banks, thrifts, brokerage firms, broker/dealers, investment banks, finance companies and companies involved in the insurance industry, each of which are subject to the adverse effects of economic recession; government regulation; decreases in the availability of capital; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. In addition, the Funds may invest in companies that may be significantly affected by the downturn in the U.S. and world economies that began with the significant decline in the subprime mortgage lending market in the United States.

The International Multi-Asset Diversified Income Index Fund and First Trust RBA Quality Income ETF invest in the securities of companies in the utilities sector. Utilities companies are subject to the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, global politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. All of such issuers have been experiencing certain of these problems in varying degrees.

The First Trust RBA American Industrial Renaissance(R) ETF invests in the securities of community banks. Such companies were significantly impacted by the downturn in the U.S. and world economies that began with the decline in the subprime mortgage lending market in the United States. These conditions have brought about legislative and regulatory changes, changes in short-term and long-term interest rates, inflation and changes in government monetary and fiscal policies, all of which have had a significant impact on the banking business. Unlike larger national or other regional banks that are more geographically diversified, a community bank's financial performance may be highly dependent upon the business environment in certain geographic regions of the United States and may be adversely impacted by any downturn or unfavorable economic or employment developments in its local market and the United States as a whole. In particular, this environment impacts the ability of borrowers to pay interest on and repay principal of outstanding loans and the value of collateral securing those loans. Also, the securities of community banks are often subject to low trading volume and low analyst coverage.

The First Trust RBA American Industrial Renaissance(R) ETF invests in industrials companies. Industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industrials companies are involved in electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of industrials companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2017 (UNAUDITED)

significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

The Multi-Asset Diversified Income Index Fund, First Trust Dorsey Wright Focus 5 ETF, First Trust Dorsey Wright International Focus 5 ETF and First Trust Dorsey Wright Dynamic Focus 5 ETF invest in securities of affiliated ETFs, which involves additional expenses that would not be present in a direct investment in such affiliated ETFs. Furthermore, the Funds' investment performance and risks are directly related to the investment performance and risks of the affiliated ETFs.

The ETFs in which the First Trust Dorsey Wright Focus 5 ETF may invest are invested in biotechnology and pharmaceutical companies are subject to changing government regulation which could have a negative effect on the price, profitability and availability of their products and services. Regulations have been proposed to increase the availability and affordability of prescription drugs including proposals to increase access to generic drugs and to increase the rebates paid by drug manufacturers in exchange for Medicaid coverage of their products. Whether such proposals will be adopted cannot be predicted. In addition, such companies face increasing competition from existing generic drugs, the termination of their patent protection for certain drugs and technological advances which render their products or services obsolete. The research and development costs required to bring a drug to market are substantial and may include a lengthy review by the government, with no guarantee that the product will ever be brought to market or show a profit. In addition, the potential for an increased amount of required disclosure of proprietary scientific information could negatively impact the competitive position of these companies. Many of these companies may not offer certain drugs or products for several years, and as a result, may have significant losses of revenue and earnings.

The First Trust RBA Quality Income ETF may invest in consumer discretionary companies which are companies that provide non-essential goods and services such as retailers, media companies and consumer services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

The ETFs in which the First Trust Dorsey Wright Focus 5 ETF and First Trust Dorsey Wright Dynamic Focus 5 ETF may invest are invested in the securities of consumer staples companies, which provide products directly to the consumer that are typically considered non-discretionary items based on consumer purchasing habits. The success of these companies is affected by a variety of factors, such as government regulations, which may affect the permissibility of using various food additives and the production methods of companies that manufacture food products.

The ETFs in which the First Trust Dorsey Wright Focus 5 ETF and First Trust Dorsey Wright Dynamic Focus 5 ETF may invest are invested in health care companies, which are involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, and are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

The ETFs in which the First Trust Dorsey Wright Focus 5 ETF and First Trust Dorsey Wright Dynamic Focus 5 ETF may invest are invested in the securities of Internet companies. Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards and frequent new product introductions. The Fund's investment in Internet companies may also be subject to the risk of owning small capitalization companies that have recently begun operations.

The ETFs in which the First Trust Dorsey Wright International Focus 5 ETF will be five First Trust country/region-based ETFs. The shares of an ETF trade like common stock and represent a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

First Trust Dorsey Wright International Focus 5 ETF is subject to certain country specific risks. Some Chinese companies are listed on both the Hong Kong Stock Exchange with H shares and the Shanghai Stock Exchange with A shares. Price differentials between H shares and A shares of the same company may be significant. Also, price fluctuations of A shares are limited to either 5% or 10% per trading day, while no such limitations exist for H shares. Investing in securities of companies in China involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. Furthermore, China's economy is dependent on


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--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2017 (UNAUDITED)

the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia's other emerging economies. Investing in securities of German companies involves additional risks, including, but not limited to: significant demographic challenges to sustained long-term growth; low fertility rates and declining net immigration putting pressure on the country's social welfare system; and the costly and time-consuming modernization and integration of the eastern German economy. Additionally, the European sovereign-debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of Germany and the surrounding region. The Fund is subject to certain risks associated specifically with Hong Kong, including Hong Kong's political and economic environment and the volatility of and the concentration of real estate companies listed on the Hong Kong Stock Exchange. Because of Hong Kong's reversion to China, any increase in uncertainty as to the economic and political status of Hong Kong or a deterioration of the relationship between China and the United States, could have negative implications on stocks listed on the Hong Kong Stock Exchange. Securities prices on the Hong Kong Stock Exchange can be highly volatile and are sensitive to developments in Hong Kong and China, as well as other world markets. Investment restrictions in India may limit the ability to convert the equity shares into depositary receipts and vice versa. These restrictions may cause the equity shares of the underlying issuer to trade at a premium or discount to the market price of the depositary receipt. Investing in securities of Indian companies involves additional risks, including, but not limited to: greater price volatility; substantially less liquidity and significantly smaller market capitalization of securities markets; more substantial governmental involvement in the economy; higher rates of inflation; and greater political, economic and social uncertainty. Government controls have been reduced on imports and foreign investment, and privatization of domestic output has proceeded slowly. The rapid economic growth of the last few years has put heavy stress on India's infrastructural facilities. Furthermore, although the Indian government is well aware of the need for reform and is pushing ahead in this area, businesses still have to deal with an inefficient and sometimes slow-moving bureaucracy. The Fund is subject to certain risks associated with Switzerland and Europe as a whole. Although Switzerland is not a member of the EU, the Swiss economy is dependent on the economies of other European nations as key trading partners. Any reduction in spending by other European countries could have a negative effect on the Swiss economy. Additionally, the European sovereign-debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of the surrounding region. The ongoing implementation of the EU provisions and Euro conversion process may materially impact revenues, expenses or income and increase competition for other European companies, which could have an effect on the Swiss economy, and in turn, the securities in which the Fund invests. The Fund maybe subject to certain risks associated with the United Kingdom and Europe as a whole. The United Kingdom is currently a member of the European Union ("EU"), and consequently, is a part of one of the largest common markets in the world. However, the continued implementation of the EU provisions and recent rapid political and social change throughout Europe make the extent and nature of future economic development in the United Kingdom and the rest of Europe and their effect on securities issued by United Kingdom companies impossible to predict. Despite the fact that the United Kingdom did not convert to the Euro, the European sovereign debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of the United Kingdom and the surrounding region.

The Indexes for First Trust Dorsey Wright Focus 5 ETF, First Trust Dorsey Wright International Focus 5 ETF and First Trust Dorsey Wright Dynamic Focus 5 ETF employ a "momentum" style methodology that emphasizes selecting ETFs that have had higher recent price performance compared to other ETFs. First Trust Dorsey Wright Focus 5 ETF and First Trust Dorsey Wright International Focus 5 ETF may be subject to more risk because ETFs in which the Funds invests may be more volatile than a broad cross-section of ETFs or the returns on ETFs that have previously exhibited price momentum are less than returns on other styles of investing or the overall stock market. Momentum can turn quickly and cause significant variation from other types of investments.

For Multi-Asset Diversified Income Index Fund, First Trust Dorsey Wright Focus 5 ETF, First Trust Dorsey Wright International Focus 5 ETF and First Trust Dorsey Wright Dynamic Focus 5 ETF, pursuant to the methodology that the index provider uses to calculate and maintain each Fund's underlying indexes, each Fund may own a significant portion of the First Trust ETFs. Such ETFs may be removed from the underlying Index in the event that it does not comply with the eligibility requirements of the underlying index. As a result, each Fund may be forced to sell shares of certain First Trust ETFs at inopportune times or for prices other than at current market values or may elect not to sell such shares on the day that they are removed from the underlying index, due to market conditions or otherwise. Due to these factors, the variation between such Fund's annual return and the return of the underlying index may increase significantly. Apart from scheduled rebalances, the index provider may carry out additional ad hoc rebalances to the underlying index to, for example, correct an error in the selection of constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances may also expose each Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the index provider may increase each Fund's costs and market exposure.

The Funds may be constituents of one or more indices. As a result, the Funds may be included in one or more index-tracking ETFs or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Funds, the size of the Funds and the market volatility of the Funds. Inclusion in an index could significantly increase demand for the Funds and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Funds' NAVs could be negatively impacted and the Funds' market prices may be significantly below the Funds' net asset values during certain periods. In addition, index rebalances may potentially result in increased trading activity. To the extent buying or


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2017 (UNAUDITED)

selling activity increases, the Funds can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Funds can be negatively affected.

The First Trust Dorsey Wright Dynamic Focus 5 ETF may invest in U.S. government obligations. U.S. government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE


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--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2017 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                    NUMBER OF           OTHER
                                                                                                  PORTFOLIOS IN    TRUSTEESHIPS OR
                                 TERM OF OFFICE                                                  THE FIRST TRUST    DIRECTORSHIPS
       NAME, ADDRESS,            AND YEAR FIRST                                                   FUND COMPLEX     HELD BY TRUSTEE
      DATE OF BIRTH AND            ELECTED OR                 PRINCIPAL OCCUPATIONS                OVERSEEN BY       DURING PAST
   POSITION WITH THE TRUST          APPOINTED                  DURING PAST 5 YEARS                   TRUSTEE           5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term   Physician, Officer, Wheaton Orthopedics;           149        None
c/o First Trust Advisors L.P.                       Limited Partner, Gundersen Real Estate
120 E. Liberty Drive,           o Since Inception   Limited Partnership (June 1992 to December
   Suite 400                                        2016); Member, Sportsmed LLC (April 2007
Wheaton, IL 60187                                   to November 2015)
D.O.B.: 04/51


Thomas R. Kadlec, Trustee       o Indefinite Term   President, ADM Investor Services, Inc.             149        Director of ADM
c/o First Trust Advisors L.P.                       (Futures Commission Merchant)                                 Investor Services,
120 E. Liberty Drive,           o Since Inception                                                                 Inc., ADM
  Suite 400                                                                                                       Investor Services
Wheaton, IL 60187                                                                                                 International and
D.O.B.: 11/57                                                                                                     Futures Industry
                                                                                                                  Association


Robert F. Keith, Trustee        o Indefinite Term   President, Hibs Enterprises (Financial             149        Director of Trust
c/o First Trust Advisors L.P.                       and Management Consulting)                                    Company of
120 E. Liberty Drive,           o Since Inception                                                                 Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee        o Indefinite Term   Managing Director and Chief Operating              149        Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present), Pelita                     Covenant
120 E. Liberty Drive,           o Since Inception   Harapan Educational Foundation (Educational                   Transport Inc.
  Suite 400                                         Products and Services); President and                         (May 2003 to
Wheaton, IL 60187                                   Chief Executive Officer (June 2012 to                         May 2014)
D.O.B.: 03/54                                       September  2014), Servant Interactive LLC
                                                    (Educational Products and Services);
                                                    President and Chief Executive Officer
                                                    (June 2012 to September 2014), Dew
                                                    Learning LLC (Educational Products and
                                                    Services); President (June 2002
                                                    to June 2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

James A. Bowen(1), Trustee,     o Indefinite Term   Chief Executive Officer, First Trust               149        None
Chairman of the Board                               Advisors L.P. and First Trust
120 E. Liberty Drive,           o Since Inception   Portfolios L.P.; Chairman of the Board
  Suite 400                                         of Directors, BondWave LLC (Software
Wheaton, IL 60187                                   Development Company) and Stonebridge
D.O.B.: 09/55                                       Advisors LLC (Investment Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.


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BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2017 (UNAUDITED)

                               POSITION AND             TERM OF OFFICE
    NAME, ADDRESS                OFFICES                AND LENGTH OF                        PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH TRUST                 SERVICE                            DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas          President and Chief          o Indefinite Term      Managing Director and Chief Financial Officer
120 E. Liberty Drive,   Executive Officer                                   (January 2016 to Present), Controller (January 2011
  Suite 400                                          o Since January 2016   to January 2016), Senior Vice President (April 2007
Wheaton, IL 60187                                                           to January 2016), First Trust Advisors L.P. and First
D.O.B.: 01/66                                                               Trust Portfolios L.P.; Chief Financial Officer
                                                                            (January 2016 to Present), BondWave LLC
                                                                            (Software Development Company) and Stonebridge
                                                                            Advisors LLC (Investment Advisor)


Donald P. Swade         Treasurer, Chief Financial   o Indefinite Term      Senior Vice President (July 2016 to Present),
120 E. Liberty Drive,   Officer and Chief                                   Vice President (April 2012 to July 2016), First
  Suite 400             Accounting Officer           o Since January 2016   Trust Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 08/72


W. Scott Jardine        Secretary and Chief          o Indefinite Term      General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,   Legal Officer                                       First Trust Portfolios L.P.; Secretary and General
  Suite 400                                          o Since Inception      Counsel, BondWave LLC; Secretary, Stonebridge
Wheaton, IL 60187                                                           Advisors LLC
D.O.B.: 05/60


Daniel J. Lindquist     Vice President               o Indefinite Term      Managing Director, First Trust Advisors L.P. and
120 E. Liberty Drive,                                                       and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 02/70


Kristi A. Maher         Chief Compliance Officer     o Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,   and Assistant Secretary                             and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 12/66


Roger F. Testin         Vice President               o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                       and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 06/66


Stan Ueland             Vice President               o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                       and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 11/70

-----------------------------

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2017 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEB ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

May 2017


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


FIRST TRUST

First Trust Exchange-Traded Fund VI

INVESTMENT ADVISOR

First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

ADMINISTRATOR, CUSTODIAN
FUND ACCOUNTANT &
TRANSFER AGENT

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA  02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)   Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $231,822 for the fiscal year ended September 30, 2016 and were $231,400 for the fiscal year ended September 30, 2017.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2016 and were $1,011.03 for the fiscal year ended September 30, 2017. These fees are related to the review of pricing committee procedures.

      Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2016 and were $0 for the fiscal year ended September 30, 2017.

      (c) Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $36,550 for fiscal year ended September 30, 2016 and were $39,475 for the fiscal year ended September 30, 2017.

      Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $$0 for the fiscal year ended September 30, 2016 and were $0 for the fiscal year ended September 30, 2017.

      (d) All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 $0 for the fiscal year ended September 30, 2016 and were $0 for the fiscal year ended September 30, 2017.

      All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended September 30, 2016 and were $0 for the fiscal year ended September 30, 2017.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                 Registrant:                  Adviser and Distributor:
                 -----------                  ------------------------
                   (b) 0%                              (b) 0%
                   (c) 0%                              (c) 0%
                   (d) 0%                              (d) 0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended September 30, 2016 were $31,500 for the Distributor, $13,000 for the Advisor, and $36,550 for the Registrant, and for the fiscal year ended September 30, 2017 were $63,900 for the Distributor, $44,000 for the Advisor, and $39,475 for the Registrant.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

ITEM 6. INVESTMENTS.

(a) The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
       Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not Applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    First Trust Exchange-Traded Fund VI
               -------------------------------------------------

By (Signature and Title)                /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: November 20, 2017
      -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: November 20, 2017
      -----------------

By (Signature and Title)                /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: November 20, 2017
      -----------------